                                                                                                 1933 Act Registration No. 333-76152
                                                                                                  1940 Act Registration No. 811-8174

                       _____________________________________________________________________________________
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, DC 20549

                                                              FORM N-6

                                     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                                          Pre-Effective Amendment No.                        [ ]
                                          Post-Effective Amendment No.   3                   [X]
                                                               and/or
                             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                          Amendment No.   3                                  [X]

                                                  LB Variable Insurance Account I
                                                     (Exact name of Registrant)

                                                  Thrivent Financial for Lutherans
                                                         (Name of Depositor)

                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55415
                                              (Address of Principal Executive Offices)

                                 Registrant's Telephone Number, including Area Code: (612) 340-7005

                                                           John C. Bjork
                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55415
                                              (Name and Address of Agent for Service)

                                           APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                             As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective:
    [ ]  immediately upon filing pursuant to paragraph (b):
    [X]  on April 30, 2003 pursuant to paragraph (b)
    [ ]  60 days after filing pursuant to paragraph (a)(1)
    [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
    [  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        LB VARIABLE INSURANCE ACCOUNT I
                                  PROSPECTUS
                                      FOR
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                  ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

                Operations Center:          Corporate Office:
              4321 North Ballard Road    625 Fourth Avenue South
              Appleton, WI 54919-0001   Minneapolis, MN 55415-1665
              Telephone: 800-THRIVENT    Telephone: 800-THRIVENT
             E-mail: mail@thrivent.com  E-mail: mail@thrivent.com

This Prospectus describes a variable life insurance contract (the "Contract")
previously offered by Thrivent Financial for Lutherans ("Thrivent Financial",
"we", "us" or "our"). Even though we no longer issue new Contracts, the
Contract Owner ("you") may continue to allocate net premiums among investment alternatives with different investment objectives. You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

In general, we will allocate net premiums to one or more of the seven
Subaccounts of LB Variable Insurance Account I (the "Variable Account")
according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a
"mutual fund").

The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the seven corresponding Portfolios of the Fund--the
Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World Growth
Portfolio, the Growth Portfolio, the High Yield Portfolio, the Income Portfolio
and the Money Market Portfolio. You bear the entire investment risk for all amounts allocated to the Variable Account; no minimum Accumulated Value is guaranteed.

The Contracts have not been approved or disapproved by the Securities and
Exchange Commission ("SEC"). Neither the SEC or any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of LB Series Fund, Inc.

                The date of this Prospectus is April 30, 2003.

TABLE OF CONTENTS

    Fee Tables                                                               3

    Summary of Contract Benefits and Risks                                   9
      Contract Benefits                                                      9
      Contract Risks                                                        13

    Thrivent Financial for Lutherans and the Variable Account               15
      Variable Investment Options and the Subaccounts                       15
      Voting Privileges                                                     16
      Addition, Deletion, Combination, or Substitution of Investments       17

    Contract Benefits                                                       17
      Death Benefits                                                        17
      Accumulated Value and Cash Surrender Value                            23
      Payment of Contract Benefits                                          25
      Death Benefit Guarantee                                               26

    Payment and Allocation of Premiums                                      30
      Amount and Timing of Premiums                                         30
      Allocation of Premiums and Accumulated Value                          31
      Contract Lapse and Reinstatement                                      32

    Charges and Deductions                                                  35
      Premium Expense Charges                                               35
      Accumulated Value Charges                                             35
      Partial Surrender Charge                                              43
      Charges Against the Variable Account                                  44

    Contract Rights                                                         45
      Loan Privileges                                                       45
      Surrender Privileges                                                  46
      Free Look Privileges                                                  49
      Exchange Privileges                                                   50

    Other Information                                                       51
      Postponement of Payments                                              51
      Additional Insurance Benefits                                         51
      CharitAbility(R)                                                      52

    Reservation of Certain Rights                                           52

    Federal Tax Matters                                                     53
      Contract Proceeds                                                     53
      Our Tax Status                                                        55

    Legal Proceedings                                                       55

    Financial Statements                                                    56

    Appendix A--Definitions                                                 57

    Appendix B--Deferred Administrative Charges
      Per $1,000 of Face Amount                                             61

    Appendix C--Initial Monthly Administrative
      Charges Per $1,000 of Face Amount                                     65

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Contract Owner's or the Insured's individual characteristics
(such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the
Subaccounts.

                               Transaction Fees

      Charge       When Charge is Deducted        Amount Deducted
------------------------------------------------------------------------

Maximum Sales      Upon receipt of each    5% of each premium payment
Charges            premium payment
------------------------------------------------------------------------

Premium Processing Upon receipt of each    Automatic Current   Maximum
Charge             premium payment         Payment   $.75 per  $1.00 per
                                           Plans:    payment   payment

                                           All Other
                                           Payments: $2.00 per $2.00 per
                                                     payment   payment
------------------------------------------------------------------------

                          Transaction Fees, continued

         Charge                 When Charge is Deducted        Amount Deducted
--------------------------------------------------------------------------------------------------------

Maximum Contingent
Deferred Sales
Charge (CDSC)/1/

  Minimum and                 Upon surrender, lapse, or          $0.54 to $21.36 per $1,000 of decrease
  Maximum Charge              decrease in Face Amount            in Face Amount during the first
                              any time before 180                Contract Year
                              Monthly Deductions have            ($0.51 to $31.17 per $1,000 of decrease
                              been made (120 Monthly             in Face Amount during the first
                              Deductions for VUL 1               Contract Year for VUL 1 Contracts)
                              Contracts)
                                                                 $0.54 to $21.36 per $1,000 of decrease
                              Upon surrender, lapse or           in Face Amount during the first year
                              decrease of any requested          following the increase
                              increase in Face Amount at         ($0.51 to $31.17 per $1,000 of decrease
                              any time before 180                in Face Amount during the first year
                              Monthly Deductions have            following the increase for VUL 1
                              been made after the                Contracts)
                              effective date of the increase
                              (120 Monthly Deductions
                              for VUL 1 Contracts)

  Charge for a male           Upon surrender, lapse, or          $1.68 per $1,000 of decrease in Face
  issue age 35, in the        decrease in Face Amount            Amount during the first Contract Year
  preferred nontobacco        any time before 180                ($1.80 per $1,000 of decrease in the
  risk class (nonsmoker       Monthly Deductions have            first Contract Year for VUL 1 Contracts
  risk class for VUL 1        been made (120 Monthly
  Contracts) with a face      Deductions for VUL 1
  amount of $100,000 in       Contracts)
  the first Contract Year
                              Upon surrender, lapse, or          $1.68 per $1,000 of decrease in Face
                              decrease of any requested          Amount during the first year following
                              increase in Face Amount at         the increase ($1.80 per $1,000 of
                              any time before 180                decrease in Face Amount during the
                              Monthly Deductions have            first year following the increase for
                              been made after the                VUL 1 Contracts)
                              effective date of the increase
                              (120 Monthly Deductions
                              for VUL 1 Contracts)

--------------------------------------------------------------------------------------------------------
/1/ The CDSC will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the
Insured's gender, and whether the Insured is a tobacco user. The maximum CDSC will remain level for the first 60 months (or during the first 60 months following an increase in Face Amount), and then it decreases each Contract Year to zero after 180 Monthly Deductions (and to zero after 180 Monthly Deductions following an increase in Face Amount). For VUL 1 Contracts, the maximum CDSC decreases each Contract Year to zero after 120 Monthly Deductions (and to zero after 120 Monthly Deductions following an increase in Face Amount).

                          Transaction Fees, continued

        Charge                    When Charge is Deducted                Amount Deducted
---------------------------------------------------------------------------------------------------------------------

Maximum Deferred
Administrative
Charge/2/

  Minimum and               Upon surrender, lapse, or decrease in     $1.80 to $18 per $1,000 of amount of coverage
  Maximum Charge            Face Amount any time before 180           ($2.40 to $8.40 per $1,000 of amount of
                            Monthly Deductions have been made         coverage for VUL 1 Contracts)
                            (120 Monthly Deductions for VUL 1
                            Contracts)

                            Upon surrender, lapse, or decrease of     $1.80 to $18 per $1,000 of amount of increase
                            any requested increase in Face Amount     in coverage
                            at any time before 180 Monthly            ($2.40 to $8.40 per $1,000 of amount of
                            Deductions have been made after the       increase in coverage for VUL 1 Contracts)
                            effective date of the increase (120
                            Monthly Deductions for VUL 1
                            Contracts)

  Charge for a male,        Upon surrender, lapse, or decrease in     $9.00 per $1,000 of amount of coverage ($4.80
  issue age 35, in the      Face Amount any time before 180           per $1,000 of amount of coverage for VUL 1
  preferred                 Monthly Deductions have been made         Contracts)
  nontobacco risk           (120 Monthly Deductions for VUL 1
  class (nonsmoker          Contracts)                                $9.00 per $1,000 of amount of increase in
  risk class for VUL 1                                                coverage ($4.80 per $1,000 of amount of
  Contracts) with a         Upon surrender, lapse, or decrease of     increase in coverage for VUL 1 Contracts)
  face amount of            any requested increase in Face Amount
  $100,000 in the first     at any time before 180 Monthly
  Contract Year             Deductions have been made after the
                            effective date of the increase (120
                            Monthly Deductions for VUL 1
                            Contracts)
---------------------------------------------------------------------------------------------------------------------

Partial Surrender           Upon a partial surrender                  $25 or 2% of the surrender amount, whichever
Charge                                                                is less, from the amount withdrawn
---------------------------------------------------------------------------------------------------------------------

Transfer Charge/3/          Upon each transfer in excess of two     Current              Maximum
                            per Contract Year                       $10 per              $20 per transfer
                                                                    transfer
---------------------------------------------------------------------------------------------------------------------
/2/ The Deferred Administrative Charge will equal an amount per $1,000 of Face
Amount based upon the initial Face Amount, the Insured's Attained Age at
Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. The Deferred Administrative Charge will be reduced in level amounts as
Monthly Deductions are made so that the Deferred Administrative Charge will be zero as of the monthly Anniversary when the 180th Monthly Deduction is made (or zero after 180 Monthly deductions have been made following an increase in Face
Amount). For VUL 1 Contracts, the Deferred Administrative Charge continues for
120 months instead of 180 months.

/3/ The Transfer Charge applies to VUL 1 Contracts only.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

              Periodic Charges Other Than Fund Operating Expenses

          Charge                When Charge is Deducted                 Amount Deducted
-----------------------------------------------------------------------------------------------------

Cost of Insurance/4/

  Minimum and                  Monthly                        $0.02 to $83.33 per $1,000 of Face
  Maximum Charge                                              Amount
                                                              ($0.03 to $83.33 per $1,000 of Face
                                                              Amount for VUL 1 Contracts)

  Charge for a male, issue     Monthly                        $0.11 per $1,000 of Face Amount
  age 35, in the preferred
  nontobacco risk class
  (nonsmoker risk class
  for VUL 1 Contracts)
  with a face amount of
  $100,000, in the first
  Contract Year
-----------------------------------------------------------------------------------------------------

Basic Monthly                  Monthly                        $10.00
Administrative                                                ($4.00 for VUL 1 Contracts)
Charge
-----------------------------------------------------------------------------------------------------

Maximum Initial                Monthly until 180              $0.10 per $1,000 of Face Amount
Monthly                        Monthly Deductions have        ($0.07 per $1,000 of Face Amount for
Administrative                 been made (120 Monthly         VUL 1 Contracts)
Charge/5/                      Deductions for VUL I
                               Contracts)
-----------------------------------------------------------------------------------------------------

Mortality and Expense        Daily                          Current              Maximum
Risk Charge                                                 Annual rate of       Annual rate of
                                                            .60% of average      .75% of average
                                                            daily net assets of  daily net assets of
                                                            each Subaccount      each Subaccount
-----------------------------------------------------------------------------------------------------

Loan Interest                In advance at the time any     Accrues daily at an annual rate of 7.4%,
                             Contract loan is made (for     which is equivalent to a fixed rate of 8%
                             the rest of the Contract Year) per year
                             and on each Contract
                             Anniversary thereafter (for
                             that entire Contract Year)/6/
-----------------------------------------------------------------------------------------------------
/4/ The Cost of Insurance charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The
Cost of Insurance charges shown in the table may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the Cost of Insurance charge based on the classification in the Contract. Your Contract Schedule page will indicate the Cost of Insurance charges applicable to your Contract. More detailed information concerning your Cost of Insurance charges is available on request by calling 1-800-847-4836.

/5/ The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. For VUL 1 Contracts, the Initial Monthly Administrative Charge
continues for 120 months instead of 180 months.

/6/ If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

        Periodic Charges Other Than Fund Operating Expenses, continued

           Charge              When Charge is Deducted Amount Deducted
-------------------------------------------------------------------------------------------

Additional Benefit or
Rider Charges

  Accidental Death Rider/7/

  Minimum and                    Monthly                 $0.03 to $0.12 per $1,000 of rider
  Maximum Charge                                         coverage

  Charge for a male,             Monthly                 $0.05 per $1,000 of rider coverage
  issue age 35 in the first
  Contract Year

  Disability Waiver Rider/7/

  Minimum and                    Monthly                 2.5% to 30% of amount to be waived
  Maximum Charge

  Charge for issue age           Monthly                 3.0% of amount to be waived
  35 in the first
  Contract Year

  Spouse Insurance Rider/7/

  Minimum and                    Monthly                 Cost of Insurance charges of $0.02
  Maximum Charge                                         $83.33 per $1,000 of rider coverag
                                                         plus Initial Monthly Charges of $0
                                                         to $0.10 per $1,000 of rider cover
                                                         (For VUL 1 Contracts, Cost of
                                                         Insurance charges of $0.03 to $83.
                                                         plus Initial Monthly Charges of $0
                                                         to $0.07, plus Basic Monthly
                                                         Administrative Charge of $2.00)

  Charge for a female,           Monthly                 Cost of Insurance charges of $0.08
  issue age 35, in the                                   $1,000 of rider coverage, plus Ini
  preferred nontobacco                                   Monthly Charges of $0.03 per $1,00
  risk class (nonsmoker                                  of rider coverage
  risk class for VUL 1                                   (For VUL 1 Contracts, Cost of
  Contracts) with rider                                  Insurance charges of $0.11 per $1,
  coverage amount of                                     of rider coverage, plus Initial Mo
  $100,000, in the first                                 Charges of $0.04 per $1,000 of rid
  Contract Year                                          coverage)
-------------------------------------------------------------------------------------------
/7/ The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the
Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-874-4836.

        Periodic Charges Other Than Fund Operating Expenses, continued

         Charge             When Charge is Deducted           Amount Deducted
----------------------------------------------------------------------------------------

  Child Insurance Rider       Monthly                 $0.45 per $1,000 of rider coverage

  Guaranteed
  Increase Rider/7/

  Minimum and                 Monthly                 $0.04 to $0.15 per $1,000 of rider
  Maximum                                             coverage
  Charge

  Charge for a                Monthly                 $0.15 per $1,000 of rider coverage
  male, issue age 35
  in the first
  Contract Year

  Cost of Living Rider/8/     Not applicable          No charge

  Accelerated                 Not applicable          No charge
  Benefits Rider
----------------------------------------------------------------------------------------
/7/ The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the
Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-874-4836.

/8/ This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of each Portfolio is contained in the Fund prospectus.

                                                                                  Minimum Maximum
-------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses/9/
 (expenses that are deducted from Portfolio assets, including management fees and
 other expenses)                                                                    0.42%   0.94%
-------------------------------------------------------------------------------------------------
/9/ Certain expenses were voluntarily reimbursed or waived during 2002. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been
0.40% to 0.85%. The reimbursements and waivers may be discontinued at any time.

SUMMARY OF CONTRACT BENEFITS AND RISKS

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits, risks and other provisions in more detail. Please refer to Appendix A at the end of this Prospectus for definitions of technical terms used herein.

From February 1994 to May 1997, we issued our first flexible premium variable contracts ("VUL 1 Contracts"). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this Prospectus describes the differences in the VUL 1 Contracts.

Contract Benefits

Flexibility
The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured's Attained Age 100 (or 96 for VUL 1
Contracts) and at any frequency. As long as the Contract remains in force, it will provide for

o  life insurance coverage on the named Insured;

o  an Accumulated Value;

o  surrender rights and Contract loan privileges; and

o  a variety of additional insurance benefits.

The Contract provides protection against economic loss when the Insured dies, and is not primarily an investment. After age 100, no additional Monthly
Deductions will be made from the Contract.

The Contract is called "flexible premium" because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Amount and Timing of Premiums". The Contract is called
"variable" because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See "CONTRACT BENEFITS".

Investment Options
You allocate the Net Premium payments to one or more of the seven Subaccounts of the Variable Account:

o  the Opportunity Growth Subaccount,

o  the Mid Cap Growth Subaccount,

o  the World Growth Subaccount,

o  the Growth Subaccount,

o  the High Yield Subaccount,

o  the Income Subaccount, and

o  the Money Market Subaccount.

The assets of each such Subaccount will be invested in the corresponding
Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value".

Death Proceeds and Death Benefit Options
As long as the Contract remains in force, we will pay the death proceeds to the
Beneficiary upon receipt of due proof of death of the Insured.

For all Contracts except those issued in New York or VUL 1 Contracts, if the
Insured dies before age 100, the proceeds from the Contract will consist of the
Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For  contracts  issued in New York,  if the  Insured  dies  before the  Contract
Anniversary  on or next  following the Insured's  100th  birthday (the "Maturity
Date"), the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance  proceeds  provided by additional  insurance  benefits on the
Insured's life, less any outstanding Debt and any unpaid Monthly Deductions.  If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the  Maturity  Date,  and the  Contract  will be  terminated.  See  "CONTRACT
BENEFITS--Death   Benefits"   and   "OTHER   INFORMATION--Additional   Insurance
Benefits".

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the
Insured is living on the Maturity Date, the amount payable will be the
Accumulated Value reduced by any Contract Debt and any unpaid Monthly
Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the applicable percentage of Accumulated Value (with Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death). Death Benefit Option B provides for the greater of (1) the Face
Amount and (2) the applicable percentage of Accumulated Value on the Valuation
Date on or next following the date of the Insured's death. As long as the
Contract remains in force, the Death Benefit will not be less that the
Contract's Face Amount in force.

Additional Insurance Benefits
Additional insurance benefits offered under the Contract include:

o  additional insurance coverage for accidental death;

o  waiver of selected amount in the event of total disability;

o  term insurance on the Insured's spouse;

o  term insurance on the Insured's children;

o  a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and

o  a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the
Accumulated Value as part of the Monthly Deduction. See "OTHER
INFORMATION--Additional Insurance Benefits" and "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction".

CharitAbility(R) is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations.
CharitAbility for Life is available for no additional premium whenever a
Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See "OTHER INFORMATION--CharitAbility(R)."

Under certain circumstances, an Accelerated Benefits Rider allows a Contract
Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid
under the Accelerated Benefits Rider".

Flexibility to Adjust Amount of Death Benefit
You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in
Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face
Amount. For any requested decrease in Face Amount, that part of the

Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See "CONTRACT
BENEFITS--Death Benefits--Ability to Change Face Amount".

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1
Contracts). Any requested increase may require additional evidence of insurability. See "CONTRACT BENEFITS--Death Benefits--Changes in Face Amount".
Any requested increase in Face Amount is subject to a limited "free look"
privilege, and, during the first 24 months following the increase, to an exchange privilege. See "CONTRACT RIGHTS--Free Look Privileges" and "CONTRACT
RIGHTS--Exchange Privileges".

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The minimum Face Amount ("Minimum Face Amount") at issue for a Contract was $50,000 for Insureds with an Attained Age of 18 through 50 (Attained Age of 20 through 50 for VUL 1 Contracts), and $25,000 for all other Insureds. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a
Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to
$25,000 after an Insured reaches Attained Age 51.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease.
See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium
Limitations".

Death Benefit Guarantee Protection
The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of
Maryland, the "Death Benefit Guarantee" described in this Prospectus is called a "No-Lapse Guarantee." For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the
No-Lapse Guarantee.) In general, in order to maintain the Death Benefit
Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of
Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death
Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit
Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the
Insured shown in the Contract, which Attained Age will be the later of

o  the Insured's Attained Age 71 (for contracts issued in New York, the
   Insured's Attained Age 66) or

o  the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for
   VUL 1 Contracts) (varying with the Insured's Attained Age at issue) from the
   Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly
Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit
Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See "CONTRACT BENEFITS--Death Benefit
Guarantee".

Whenever the Monthly Deduction to be made would result in a Cash Surrender
Value less than zero, we will use any excess of Accumulated Value over the
Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the
Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the
Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See "CONTRACT BENEFITS--Death Benefit
Guarantee".

Loan Privileges
You may obtain Contract loans in an amount not exceeding in the aggregate 90%
of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See "CONTRACT RIGHTS--Loan Privileges". For VUL 1 Contracts, the minimum amount of the loan is $100.

Contract loans will bear interest at a fixed rate of 8.0% per year, which is
7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. Each repayment must be at least $25. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the
Subaccount(s) in the same manner as the repayment.

Exchange Privileges
During the first 24 Contract Months after the Date of Issue, subject to certain restrictions, you may exchange the Contract for a fixed benefit permanent life insurance contract issued by us. The new contract will have the same Date of
Issue and issue age as the Contract. The new contract will also have, at your option, either a death benefit equal to the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. We may require an additional premium payment. See "CONTRACT RIGHTS--Exchange
Privileges". An exchange may have tax consequences. See "FEDERAL TAX
MATTERS--Contract Proceeds".

Surrender of the Contract
You may at any time fully  surrender  the  Contract and receive in cash the Cash
Surrender  Value,  if any. The Cash Surrender  Value will equal the  Accumulated
Value of the Contract,  less any Contract Debt and any Decrease Charge. The Cash
Surrender  Value will include any unearned  prepaid loan  interest.  As unearned prepaid loan interest is earned,  the Cash Surrender  Value will  decrease.  See
"CONTRACT RIGHTS--Surrender Privileges".

Subject to certain restrictions (including a minimum surrender amount of $200 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract's
Accumulated Value at any time while the Insured is living.

Contract Risks

Investment Risk
The Contract is not suitable as a short-term savings vehicle. The Contract
Owner bears the entire investment risk for amounts allocated to the Variable
Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund's prospectus.

We do not guarantee a minimum Accumulated Value. See "CONTRACT
BENEFITS--Accumulated Value and Cash Surrender Value". The Accumulated Value of
the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the
Variable Account. The Contract's Accumulated Value in the Variable Account will increase or decrease and reflects

o  the investment performance of the chosen Subaccounts of the Variable Account,

o  any Net Premiums paid,

o  any partial surrenders,

o  any loans,

o  any loan repayments,

o  any loan interest paid or credited, and

o  any charges assessed in connection with the Contract (including any Decrease
   Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

o  continuation of the Contract,

o  the Cash Surrender Value (which determines various other rights under the
   Contract),

o  determining the amount available for Contract loans,

o  computation of cost of insurance charges, and

o  may be relevant to the computation of Death Benefits.

The Contract's Cash Surrender Value will be the Accumulated Value less any
Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse
Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency
(including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See "CONTRACT
BENEFITS--Death Benefit Guarantee". In general, subject to the Death Benefit
Guarantee, the Contract will lapse when

o  Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or

o  Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and
   Reinstatement".

The Contract provides for a 61-day grace period that is measured from the date on which we send notice which will specify the payment required to keep the
Contract in force and the length of the grace period.

Surrender Risks
There is partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either
Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See
"CONTRACT RIGHTS--Surrender Privileges".

Loan Risks
A Contract loan, whether or not repaid, will permanently affect the Contract's potential Accumulated Value and may permanently affect the Death Benefit. A
Contract loan could result in termination of the Death Benefit Guarantee.

Tax Treatment of Accumulated Value
Under current tax law, Accumulated Value under a Contract should be subject to the same Federal income tax treatment as cash value in a conventional fixed-premium, fixed-benefit whole life insurance contract. A change of
Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See "FEDERAL TAX MATTERS--Contract Proceeds".

Tax Treatment of Death Benefits Received by the Beneficiary
Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary.
As a result, the Beneficiary will generally not be taxed on the proceeds. See
"FEDERAL TAX MATTERS--Contract Proceeds".

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to Contract owners under the Contracts.

The Variable Account is a separate account of ours. We own the assets of the
Variable Account, and we are not a trustee with respect to such assets.
However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the
Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the
Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts
You may allocate the premiums and transfer the Accumulated Value to one or more
Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund.

The following table summarizes each portfolio's investment objective. There is no assurance that any of the Portfolios will achieve their stated objective.
For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Portfolio                    Investment Objective
---------                    --------------------
Opportunity Growth Portfolio To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller
                             capitalization common stocks.

Mid Cap Growth Portfolio     To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common
                             stocks of companies with medium market capitalizations.

World Growth Portfolio       To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common
                             stocks of established, non-U.S. companies.

Growth Portfolio             To achieve long-term growth of capital through investment
                             primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

High Yield Portfolio         To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds"), which involve greater risks than higher quality investments.

Income Portfolio             To achieve a high level of income over the longer term while providing reasonable safety of capital through investment
                             primarily in readily marketable intermediate- and long-term fixed income securities.

Money Market Portfolio       To achieve the maximum current income that is consistent
                             with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among
Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

We are the investment adviser to the Fund, and we are registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, we determine which securities to purchase and sell, arrange the purchases and sales and help formulate the investment program for the Portfolios. We implement the investment program for the Portfolios consistent with each Portfolio's investment objectives, policies and restrictions. We have engaged T. Rowe Price International, Inc. to subadvise the World Growth Portfolio.

Shares of the Fund are currently sold to several insurance company separate accounts of ours and of our wholly owned subsidiary, Lutheran Brotherhood
Variable Insurance Products Company ("LBVIP"). Certain Portfolios of the Fund
are also offered to participants in retirement plans sponsored by us. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for
LBVIP and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund's management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

o  Changes in state insurance laws.

o  Changes in Federal income tax law.

o  Changes in the investment management of the Fund.

o  Differences in voting instructions between those given by the Contract
   Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund's shares by one or more of the separate accounts, which could have adverse consequences.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the
Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments
We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable
Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that
Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable
Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more
Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the
Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

CONTRACT BENEFITS

Death Benefits

General
As long as the Contract remains in force, we will pay the death proceeds of the
Contract, upon due proof of the Insured's death, to the named Beneficiary in accordance with the designated Death Benefit Option. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement". The proceeds may be paid in cash or under one of the settlement options set forth in the Contract.
See "CONTRACT BENEFITS--Payment of Contract Benefits". The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract
Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured's life provided for in the
Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease. As long as this Contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Proceeds will always be at least equal to the Face Amount.

Except  for  those  Contracts  issued  in New York and VUL 1  Contracts,  if the
Insured dies at or after age 100, the amount  payable will be the Cash Surrender
Value on the date of death.  For Contracts issued in New York, if the Insured is living  on the  Maturity  Date,  we will  pay the  Cash  Surrender  Value on the
Maturity Date, and the Contract will be terminated.  For VUL 1 Contracts, if the
Insured is living on the Maturity  Date, we will pay the  Accumulated  Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.

Death Benefit Options
The Contract provides two Death Benefit Options: Option A and Option B. You
designate the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated
Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death):

                      Specified                Specified
                      ---------                ---------
               Attained Age Percentage  Attained Age Percentage
                40 or less     250%          61         128%
                    41          243          62          126
                    42          236          63          124
                    43          229          64          122
                    44          222          65          120
                    45          215          66          119
                    46          209          67          118
                    47          203          68          117
                    48          197          69          116
                    49          191          70          115
                    50          185          71          113
                    51          178          72          111
                    52          171          73          109
                    53          164          74          107
                    54          157       75 to 90       105
                    55          150          91          104
                    56          146          92          103
                    57          142          93          102
                    58          138          94          101
                    59          134       95 to 99       100
                    60          130

Illustration of Option A. For purposes of this illustration, assume that the
Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250% for an Insured aged 40 or below on the Contract
Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a
Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000
($50,000 + $5,000); an Accumulated Value of $10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the
Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value.

Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated
Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and
an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X
$50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of
Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit
will be the Face Amount plus the Accumulated Value.

Option B. The Death Benefit is the greater of (1) the Face Amount of the
Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the
Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a
Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated
Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face
Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an
Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X
$25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000
(2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death
Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of
Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose
If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose
Option A. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option
At any time when the Death Benefit would be the Face Amount plus the
Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by sending us a
Written Notice of change. No charges will be imposed to make a change in Death
Benefit Option. The effective date of any such change will be the Monthly
Anniversary on or next following the date we receive the Written Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face
Amount will not change and the Death Benefit will be decreased by the
Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to
Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death
Benefit will not change and the Face Amount will be decreased by the
Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than
$5,000.

The effects of these Death Benefit Option changes on the Face Amount, Death
Benefit and net amount at risk (that is, the difference between the Death
Benefit and Accumulated Value) can be illustrated as follows. Assume that a
Contract under Option A has a Face Amount of $100,000 and an Accumulated Value
of $10,000, and therefore a Death Benefit of $110,000 ($100,000 + $10,000) and
a net amount at risk of $100,000 ($110,000-$10,000). If the Death Benefit
Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000-$10,000). If the Death Benefit Option were then changed back to Option A, the Death Benefit would remain the same, the
Face Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000-$10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from
$100,000 to $90,000.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk--that is, in general, the Death Benefit less the Accumulated Value. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". Changing from Option
A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from
Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the
Death Benefit is based on the applicable percentage of Accumulated Value)
remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount
The Death Benefit may vary with the Contract's Accumulated Value and the
Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the
Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract's
Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount
Subject to certain limitations (see "Decreases" and "Increases" below), generally you may increase your Contract's Face Amount in force or decrease your Contract's Face Amount in force. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. (For
Contracts issued in New York, the effective date of the increase will be the
Monthly Anniversary on or next following the date we approve your application for insurance.) The effective date of the decrease will be the Monthly
Anniversary on or next after we receive written notice. An increase in Face
Amount may have tax consequences. See "TAX MATTERS--Contract Proceeds". The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.

Decreases. A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See "CHARGES
AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction".

A decrease in the Face Amount will result in the partial imposition of the
Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease
Charge". Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge will be reduced proportionately to take into account the amount of the Deferred Administrative
Charge included in the Decrease Charge then imposed. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Monthly
Administration Charge--Initial Monthly Charge".

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death
Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in
Face Amount.

The Face Amount in force after any requested decrease may not be less than the
Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of
Premiums--Premium Limitations".

As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. See "CONTRACT BENEFITS--Death Benefit--Change in Death Benefit Option".
However, this change may not be made if it would reduce the Face Amount to less than $5,000.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue
Code for life insurance. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and
Timing of Premiums--Premium Limitations".

For purposes of determining the cost of insurance charge, any decrease in the
Face Amount will reduce the Face Amount in force in the following order: (1)
the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the
Decrease Charge will be reduced by this amount. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge".

Increases. An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS--Accumulated
Value Charges--Monthly Deduction".

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for Increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See "CHARGES AND DEDUCTIONS--Accumulated Value
Charges--Decrease Charge" and "CHARGES AND DEDUCTIONS--Accumulated Value
Charges--Monthly Deduction".

You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1  Contracts).  You may not increase the Face Amount after the Insured's
Attained Age 85 (or Age 80 for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase.  We may require that additional evidence of insurability be submitted with any request for an increase.  An increase need not be accompanied by an additional premium,  but we will continue to deduct the
Premium  Expense  Charges from any premiums  paid and will deduct other  charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free
Look Period, to have the increase cancelled and receive a credit or refund, and
(2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract. See "CONTRACT RIGHTS--Free Look
Privileges" and "CONTRACT RIGHTS--Exchange Privileges".

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the
Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the
Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount. See "CONTRACT
BENEFITS--Death Benefit Guarantee--Death Benefit Guarantee Premium".

Net Amount at Risk
You may increase or decrease the net amount at risk provided by the Contract
(which is, in general, the difference between the Death Benefit and the
Accumulated Value) in one of several ways as insurance needs change. These include

o  increasing or decreasing the Face Amount,

o  changing the level of premium payments, and,

o  to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

o  A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the
   Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). See "CONTRACT BENEFITS--Death Benefits--Death
   Benefit Options". If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See
   "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge" and
   CHARGES AND DEDUCTIONS--Monthly Deduction".

o  An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. --See "Increases" above. If the net amount at risk is increased, the Monthly Deduction will increase as well. See "CONTRACT BENEFITS--Death
   Benefits--Increases".

o  Under Death Benefit Option A, until the applicable percentage of Accumulated
   Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force. See "Payment and
   Allocation of Premiums--Contract Lapse and Reinstatement--Lapse".

o  Under Death Benefit Option B, until the applicable percentage of Accumulated
   Value exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.

o  Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the net amount at risk.

o  A partial surrender will reduce the Death Benefit. See "CONTRACT
   RIGHTS--Surrender Privileges". However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values. See "CONTRACT RIGHTS--Surrender
   Privileges--Partial Surrender". The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of
   Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary
Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan Amount), the duration of the
Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT BENEFITS-- Death
Benefit Guarantee". The Contract will remain in force as long as (1) the Cash
Surrender Value of the Contract is sufficient to pay the Monthly Deduction and
(2) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the
Monthly Deduction or when Contract Debt exceeds Accumulated Value less any
Decrease Charge, and a grace period expires without an adequate payment by the
Contract Owner, the Contract will lapse and terminate without value. The
Contract Owner has certain rights to reinstate the Contract. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash
Surrender Value (the Accumulated Value less any Contract Debt and any Decrease
Charge). See "CONTRACT RIGHTS--Surrender Privileges". There is no guaranteed minimum Accumulated Value. Because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract's Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value
The Accumulated Value of the Contract is determined on each Valuation Date. On each Valuation Date, the Contract's Accumulated Value will be (a) plus (b)
where:

   (a) is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit Value on the date by the number of
       Subaccount Units allocated to the Contract; and

   (b) is the value attributable to the Contract in the Loan Account on the
       Valuation Date. See "CONTRACT RIGHTS--Loan Privileges".

Determination of Number of Units. Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

o  any Net Premiums allocated to the Subaccount during the current Valuation
   Period;

o  any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;

o  any repayments of the Contract Debt during the current Valuation Period; and

o  any interest earned on the amount in the Loan Account and transferred to the
   Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

o  any Monthly Deduction allocated to the Subaccount during the current
   Valuation Period to cover the Contract Month following a Monthly Anniversary;

o  any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;

o  the amount of any partial surrender (including the partial surrender charge)
   during the current Valuation Period; and

o  any Contract loans allocated to the Subaccount and transferred to the Loan
   Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the
Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract's Accumulated Value in the
Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value. At the end of each Valuation Period, the Unit
Value for a Subaccount is equal to (a) multiplied by (b) where:

   (a) Is the Unit Value for that Subaccount at the end of the prior Valuation
       Period.

   (b) Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor. The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a
Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

   (a) Is the sum of

      (i) The net asset value per share of the corresponding Portfolio of the
          Subaccount at the end of the Valuation Period; plus

     (ii) The per share amount of any dividend or capital gain distribution made by the Portfolio if the "ex-dividend" date occurs during the
          Valuation Period; plus or minus

    (iii) A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

   (b) Is the net asset value per share of the corresponding Portfolio of the
       Subaccount at the end of the prior Valuation Period.

   (c) Is the mortality and expense risk charge we deduct for each day in the
       Valuation Period and is based upon the total accumulated value in the
       Subaccount. The mortality and expense risk charge is currently 0.60% and guaranteed never to exceed 0.75%.

Payment of Contract Benefits

Except for those Contracts issued in New York and VUL 1 Contracts, if the
Insured dies before age 100, the proceeds from the Contract will consist of the
Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For Contracts issued in New York, if the Insured dies before the Maturity Date, the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the
Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender
Value on the Maturity Date, and the Contract will be terminated.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the
Insured is living on the Maturity Date, the amount payable will be the
Accumulated Value reduced by any Contract Debt and any unpaid Monthly
Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive due proof of death. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice.
Payments may be postponed in certain circumstances. See "OTHER
INFORMATION--Postponement of Payments".

You may decide the form in which the proceeds will be paid. During the
Insured's lifetime, you may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid pursuant to Option 1 described below.

For an option to be used, the proceeds to be applied must be at least $2,000.
Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract
Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Our representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. The tax treatment of benefits paid under the
Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX
MATTERS--Contract Proceeds--Benefits Paid under the Accelerated Benefits Rider".

Settlement Options
You may elect an option by Written  Notice to us during the Insured's  lifetime.
The  option  must be elected  before  proceeds  become  payable.  Assignees  and third-party owners may elect an option only with our consent. Election of Option
4 may be made only if the  payee is a natural  person  who is the  Insured  or a
Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured's death, and the death proceeds have not been paid.

Option 1--Interest Income. The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2--Income of a Fixed Amount. Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3--Income for a Fixed Period. Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4--Life Income with Guaranteed Period. Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee's beneficiary to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5--Other Options. The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General
If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death
Benefit Guarantee specified in the Contract. In Contracts issued in the State of Maryland, the "Death Benefit Guarantee" described in this Prospectus is called a "No-Lapse Guarantee." For Maryland Contracts, references in this
Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender
Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and
Reinstatement".

The Death Benefit Guarantee provides significant protection against lapse of the
Contract.  First,  to the  extent  Cash  Surrender  Value  declines  due to poor investment  performance,  the Death Benefit  Guarantee may be necessary to avoid lapse of the  Contract.  Second,  during  the  early  Contract  Years,  the Cash
Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death  Benefit  Guarantee  will be  necessary  to avoid lapse of the
Contract.   This  occurs  because  the  Decrease   Charge  usually  exceeds  the
Accumulated  Value in these years.  You should also consider that if an increase in Face Amount is requested,  an additional  Decrease Charge would apply for the
180 months following the increase,  which could create a similar  possibility of lapse as exists during the early Contract Years.  Thus, even though the contract permits premium  payments less than the payments  required to maintain the Death
Benefit  Guarantee,  you will lose the  significant  protection  provided by the
Death  Benefit  Guarantee by paying less than the premiums  required to maintain the guarantee.

When considering Contract loans (see "CONTRACT RIGHTS--Loan Privileges") or partial surrenders (see "CONTRACT RIGHTS--Surrender Privileges"), you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or
Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the
Death Benefit Guarantee have been met.

Death Benefit Guarantee Requirement
The Death Benefit Guarantee applies if the total cumulative premiums paid
(before deduction of the Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death
Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.
The amount excluded is calculated on the date of the partial surrender or
Contract loan and is equal to the lesser of (a) and (b) where:

   (a) is the amount of the partial surrender or unpaid Contract loan; and

   (b) is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (a) and (b) where:

      (i) is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the
          Death Benefit Guarantee requirement was met; and

     (ii) is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash
Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by "deeming" the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second,  by excluding  part of a partial  surrender or a Contract loan under the circumstances  described above for purposes of the Death Benefit Guarantee,  you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial  surrender or Contract loan,  provided that on the  date of such  surrender  or loan  the  Cash  Surrender  Value,  less any unearned  prepaid  loan  interest,  is at a  sufficient  level under the formula described  above. Of course,  any such actions taken by you will have the effect
(directly or indirectly) of reducing the Cash  Surrender  Value,  which may mean that less Cash Surrender Value will be available for future Contract charges and for determining  future  compliance with the  requirements for the Death Benefit
Guarantee.  You should also consider the other effects of varying the amount and frequency of premium payments and of partial  surrenders and Contract loans. See
"PAYMENT AND ALLOCATION OF PREMIUMS",  "CONTRACT  RIGHTS--Loan  Privileges"  and
"CONTRACT RIGHTS--Surrender Privileges".

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured's Attained Age 71
(Attained Age 66 for contracts issued in New York) and (2) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for VUL 1 Contracts)
(varying with the Insured's Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the
Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit
Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under "Reinstatement".

Reinstatement
If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death
Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated.
During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following monthly anniversary of the contract 31 days after we send written notice of termination.

Death Benefit Guarantee Premium
The Contract states the monthly premium amount required to maintain the Death
Benefit Guarantee (the "Death Benefit Guarantee Premium"). The Death Benefit
Guarantee Premium is determined by us based upon a formula taking the following into account:

o  the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see "CHARGES AND DEDUCTIONS--Accumulated Value
   Charges--Monthly Deduction--Cost of Insurance");

o  a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;

o  the applicable Initial Monthly Charge (see "CHARGES AND
   DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Monthly
   Administration Charge--Initial Monthly Charge");

o  the charge for any additional insurance benefits added by rider (see "OTHER
   INFORMATION--Additional Insurance Benefits"); and

o  the basic monthly administrative charge (see "CHARGES AND
   DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Monthly
   Administration Charge--Basic Monthly Administrative Charge").

Due to the factors considered in calculating these charges, the Death Benefit
Guarantee Premium will vary depending upon, among other things,

o  the Insured's gender,

o  the Insured's Attained Age,

o  the Insured's premium class,

o  the Face Amount,

o  the Death Benefit Option, and

o  which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain
Contract changes, including an increase or decrease in Face Amount; a change in
Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death
Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

PAYMENT AND ALLOCATION OF PREMIUMS

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums.

Scheduled Premiums
You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. Under several automatic payment plans, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other payment source rather than being billed. The periodic payment selected by you is called the "Scheduled Premium".

The initial Scheduled Premium on an annualized basis is shown in the Contract as the "Planned Annual Premium". You are not, however, required to pay
Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the
Contract's Accumulated Value and Cash Surrender Value and upon whether the
Death Benefit Guarantee is in effect. See "CONTRACT BENEFITS--Death Benefits"
and "CONTRACT BENEFITS--Death Benefit Guarantee". Thus, even if you pay
Scheduled Premiums, unless the Death Benefit Guarantee is in effect, the
Contract will lapse whenever

   (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction or

   (2) the Contract Debt exceeds the Accumulated Value less a Decrease Charge,

and in either case if a grace period expires without your making an adequate payment. See "Contract Lapse and Reinstatement" below.

Death Benefit Guarantee Premium
The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by us. The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See
"CONTRACT BENEFITS--Death Benefit Guarantee".

Premium Flexibility
Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determined a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See "Contract Lapse and Reinstatement"
below.

Moreover, subject to the requirements described above regarding the Minimum
Conditional Insurance Premium and the Minimum Contract Issuance Premium (see
"Issuance of a Contract" above), and to the minimum and maximum premium limitations described below, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for Contracts issued in New
York or VUL 1 Contracts ). The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations
The Internal Revenue Code provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount.

Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract
Owner's request (see "CONTRACT BENEFITS--Death Benefits--Ability to Change Face
Amount") or made as a result of a partial surrender (see "CONTRACT
RIGHTS--Surrender Privileges--Partial Surrender"), or a change in the Death
Benefit Option (see "CONTRACT RIGHTS--Death Benefits--Change in Death Benefit
Option"), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums
The Net Premium equals the premium paid less the Premium Expense Charges. See
"CHARGES AND DEDUCTIONS--Premium Expense Charges". Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.

In the application for the Contract, you indicated how your Net Premiums should be allocated to the Subaccount(s) of the Variable Account. The percentages of each Net Premium that may be allocated to any Subaccount of the Variable
Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future Net Premiums without charge at any time by providing us with Written Notice or by telephone
(if you have completed the Telephone Transaction Authorization Form).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Allocation of Accumulated Value (Transfers)
You may transfer your Accumulated Value among the Subaccounts of the Variable
Account by sending us Written Notice or by telephone (if you have completed the
Telephone Transaction Authorization Form). The total amount that you transfer each time must be at least $200 (unless the total cash value in a Subaccount is less than $200, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $10 per transfer in excess of two transfers per year. We may postpone transfers in certain circumstances. See "OTHER INFORMATION--Postponement of
Payments". Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract
Owner wishes to transfer a total of $200 or more, any amount can be transferred from the various Subaccounts (for example, $100 from the Money Market
Subaccount and $100 from the Income Subaccount, or any other combination that totals $200 or more). A Contract Owner may transfer a total of less than $200 only if the amount transferred from each Subaccount equals the total
Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total
Accumulated Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market Subaccount and $50 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).

Telephone Transfers. Telephone transfers are available when you complete the
Telephone Transaction Authorization Form. If you elect to complete that form, you thereby agree that we and our agents and employees will not be liable for any loss, liability, cost or expense when we and our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone
Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Special Transfer Service--Dollar Cost Averaging. We administer a dollar cost averaging program that enables you to pre-authorize a periodic exercise of the transfer rights described above. Your entering into a dollar cost averaging agreement will instruct us to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the other Subaccounts as specified by you until the amount in the Money Market Subaccount is exhausted or you terminate the agreement.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other
Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Contract Lapse and Reinstatement

Lapse
Your failure to make a Scheduled Premium payment will not itself cause a
Contract to lapse. Subject to the Death Benefit Guarantee (see "CONTRACT
BENEFITS--Death Benefit Guarantee"), lapse will only occur when

o  the Cash Surrender Value is insufficient to cover the Monthly Deduction or

o  Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case if a grace period expires without a sufficient payment. Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the
Contract will not lapse if the Death Benefit Guarantee is in effect.

Because  unearned  prepaid loan  interest  will not be included in Contract Debt
(see  definition  of "Contract  Debt" in Appendix A), the Cash  Surrender  Value
(which is Accumulated Value less any Contract Debt and any Decrease Charge) will always include any unearned  prepaid loan interest.  This means that, in effect, unearned  prepaid  loan  interest  will be applied to keep the Contract in force because this amount will be available to pay the Monthly  Deduction  and because the grace period for the Contract  does not  commence  until the Cash  Surrender
Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned  prepaid  loan  interest  has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, until the expiration of this grace period. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender
Value is insufficient to pay the Monthly Deduction chargeable on the Monthly
Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any
Decrease Charge. The notice will specify the payment required to keep the
Contract in force and the length of the grace period.

In order to prevent lapse, you must during the grace period make a premium payment or make a loan repayment sufficient to (1) increase the Cash Surrender
Value (that is, the Accumulated Value less any Contract Debt and any Decrease
Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (2)
reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts except those issued in New Jersey and New York, at the commencement of the grace period, we will transfer your Contract's Accumulated
Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. For
Contracts issued in New Jersey and New York, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the
General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net
Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See "Allocations of Premiums and Accumulated Value" above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any
Contract Debt and any unpaid Monthly Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender
Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the
Contract will not lapse. See "CONTRACT BENEFITS--Death Benefit Guarantee".

Reinstatement
A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:

o  Written application for reinstatement;

o  Evidence of insurability satisfactory to us;

o  Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and

o  A payment that is sufficient to cover:

  (1) payment of any unpaid Monthly Deductions for the grace period; and

  (2) a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on
      Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal:

o  the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus

o  any premiums received at the time of reinstatement, reduced by the Premium
   Expense Charges; less

o  any Monthly Deductions and any loan interest due for the grace period; less

o  the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated
Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the
Contingent Deferred Sales Charge (see "CHARGES AND DEDUCTIONS--Accumulated
Value Charges--Decrease Charge--Amount of Contingent Deferred Sales Charge").
Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract.
See "CONTRACT BENEFITS--Death Benefit Guarantee".

CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

o  providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;

o  administering the Contract;

o  assuming certain risks in connection with the Contract; and

o  incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Sales Charges
Sales charges, generally called "sales load", will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The second, the
Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract's Accumulated Value in the Variable Account in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See "Charges Against Accumulated Value--Decrease Charge"
below.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General
Account, which includes amounts derived from the Mortality and Expense Risk
Charge. See "Accumulated Value Charges--Mortality and Expense Risk Charge"
below.

Premium Processing Charge
We will deduct an amount equal to $2.00 per premium payment ($.75 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Accumulated Value Charges

Decrease Charge
The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180
Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term "Decrease Charge" is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the
Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent  Deferred Sales Charge (described below) and the Deferred  Administrative Charge (described below). The Contingent
Deferred  Sales  Charge  compensates  us for the cost of selling the  Contracts, including sales commissions,  the printing of prospectuses and sales literature,
and  advertising.   The  Deferred   Administrative   Charge  reimburses  us  for
administrative  expenses  in  connection  with  the  issuance  of the  Contract, including  medical  exams,  review of  applications  for insurance  underwriting decisions,  and processing the applications and establishing  Contract  records.
(Similar  administrative  and sales  expenses  are expected in  connection  with future  changes in the Contract  initiated by the Contract  Owner which  involve
"insurability" decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales
Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge--Initial Face Amount. At Contract
issuance, we will compute a maximum Contingent Deferred Sales Charge equal to
25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales
Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the
Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium and (2)
25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above
(subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth Contract Anniversary. Commencing on the fifth Contract
Anniversary, and then on each subsequent Monthly Anniversary during the period of the Contingent Deferred Sales Charge, the maximum Contingent Deferred Sales
Charge will be reduced as of each Monthly Anniversary in level amounts so that it becomes zero at the end of 180 months (120 months for VUL 1 Contracts)

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium (see "CONTRACT BENEFITS--Death Benefit
Guarantee"), except that the CDSC Premium, unlike the Death Benefit Guarantee
Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC
Premium will be shown in the Contract. Even though the Death Benefit Guarantee
Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the
"guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge--Increases in Face Amount. If the
Face Amount is increased, we will compute a maximum Contingent Deferred Sales
Charge for the increase equal to 25% of the CDSC Premium for the increase. The
Contingent Deferred Sales Charge actually imposed will equal this maximum
Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The Contingent Deferred Sales
Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial
Face Amount, the CDSC Premium for the increase will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine "the amount of premiums attributable to the increase" because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is  1/2
($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12
Contract Months after the effective date of the increase, the premiums attributable to the increase would be  1/2 ($5,000) +  1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately 60 months from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL
1 Contracts).

Amount of Deferred Administrative Charge. At Contract issuance, we computed a
Deferred Administrative Charge. In general, this charge equals an amount per
$1,000 of Face Amount based upon the initial Face Amount, the Insured's
Attained Age at Contract issuance, the Insured's gender, and whether the
Insured is a tobacco user. For Insureds with an Attained Age under 18, the
Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix B.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120
Monthly Deductions for VUL 1 Contracts) have been made, this Deferred
Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face
Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred
Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred
Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly
Deduction. See "Monthly Deduction" below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction
(which covers these charges through the Initial Monthly Charge) or through the
Decrease Charge (which covers these charges through the Deferred Administrative
Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly
Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease
Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an "acceleration"
of the amounts that otherwise would have been paid during this period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred
Administrative Charge is imposed in part due to a requested decrease in Face
Amount, the amount of the Initial Monthly Charge will be reduced accordingly.
See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly
Deduction--Monthly Administration Charge--Initial Monthly Charge".

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an "acceleration" of the
Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured's spouse. An Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the
Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Contract Lapse and Reinstatement".

Method of Deduction and Effect of Decrease Charge. The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the
Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease
Charge will be treated as a deduction for purposes of determining the
Contract's Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease
Charge in determining the Cash Surrender Value will affect

o  the amount available for Contract loans (see "CONTRACT RIGHTS--Loan
   Privileges"),

o  the amount available in connection with full or partial surrenders (see
   "CONTRACT RIGHTS--Surrender Privileges"), and

o  the amount available to pay Monthly Deductions, which will, subject to the
   Death Benefit Guarantee (see "CONTRACT BENEFITS--Death Benefit Guarantee"),
   determine the Contract's duration and possible lapse (see "PAYMENT AND
   ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement").

If you request a decrease of the Face Amount, that part of any existing
Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the
Decrease Charge is reduced will be allocated against the Subaccount(s) of the
Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See "Charges Against Accumulated Value--Monthly
Deductions" below. If the Cash Surrender Value is not sufficient to cover the
Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of
$100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease
Charge imposed for the $40,000 decrease would be determined by using the
Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease
Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face
Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial
Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of
$100,000, and the Face Amount is first decreased by $20,000, then increased by
$50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the
Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase.

Reinstatement of Decrease Charge. If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated.
See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Monthly Deduction
Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract (the "Monthly Deduction") to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of the following three components:

o  the cost of insurance,

o  insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and

o  the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent
Monthly Anniversary prior to the Insured's Attained Age 100 (or the Maturity
Date for VUL 1 Contracts or Contracts issued in New York). (On the Contract
Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly
Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly
Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly
Deduction will be allocated against each Subaccount in the same proportion that the Contract's Accumulated Value in each Subaccount bears to the total
Accumulated Value of the Contract, less the Accumulated Value in the Loan
Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by
1000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that
Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary.
For the purposes of this calculation, the Death Benefit will be divided by
1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL 1 Contracts, the annual rate is 4.0%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL 1
Contracts).

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

  (1) the initial Face Amount;

  (2) successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and

  (3) any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face
Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect,  the  Accumulated  Value is not included  within the
Face Amount.  Accordingly,  the cost of insurance  rates  applicable will be the rate(s)  applicable to the Face Amount (and any  increases in Face Amount).  The cost of insurance rate applicable to the remaining  Death Benefit,  if any, that would be  payable  by reason of  Accumulated  Value  calculations  (which is the remainder of the net amount at risk) will be that applicable to the initial Face
Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face
Amount, or in the Death Benefit Option in effect. See "CONTRACT BENEFITS--Death
Benefits--Accumulated Value and Cash Surrender Value".

Cost of Insurance Rate. Cost of insurance rates will be based on the Face
Amount and the gender, issue age, Attained Age and premium class of the
Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract.
These guaranteed rates are based on the Insured's Attained Age and the 1980
Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face
Amount and any requested increases in Face Amount, and will apply to all
Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a
Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL 1 Contracts).

Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the
Insured's gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See "EMPLOYMENT--RELATED
BENEFIT PLANS".

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories:
tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL 1 Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.
(A preferred premium class is not available on VUL 1 Contracts.)

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches
Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18. (For
VUL 1 Contracts, Smoker and Nonsmoker replace references to tobacco and non-tobacco.)

Monthly   Administration   Charge.  We  have  primary   responsibility  for  the
administration of the Contract and the Variable Account.  As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses.
A monthly  administration  charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge,  which is, in effect,  an  "acceleration" of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge--a basic monthly administrative charge that is collected every Contract
Month and an initial monthly charge that is deducted as part of the first 180
Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) (the "Initial
Monthly Charge") following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 ($4.00 for VUL 1 Contracts) from the
Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured's Attained Age 100 (or the Maturity Date for VUL 1 Contracts or
Contracts issued in New York). For VUL 1 Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The
Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the
Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly
Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's
Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured's gender and upon whether the
Insured is a tobacco user or not. The Initial Monthly Charge per $1,000 of Face
Amount will be determined from Appendix C. As shown in Appendix C, the Initial
Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL 1 Contracts).

If the Face Amount is increased, we will deduct a separate Initial Monthly
Charge for Increases from the Accumulated Value as part of the first 180
Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly
Charge for Increases in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured's spouse is added, we will deduct a separate Initial Monthly Charge from the
Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly
Anniversary on which the spouse rider becomes effective. This additional
Initial Monthly Charge will be determined in the same manner as for the initial
Face Amount, except that the spouse's Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender. Therefore, in Montana, this charge will not be based on the gender of the Insured.

The  Initial  Monthly  Charge is  intended to  reimburse  us for  administrative expenses in  connection  with the issuance of the  Contract,  including  medical
exams,  review  of  applications  for  insurance  underwriting  decisions,   and
processing  of the  applications  and  establishing  Contract  records.  Similar expenses  are  expected  in  connection  with  future  changes  in the  Contract initiated by the Contract Owner which involve "insurability"  decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease
Charge. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease
Charge" above. We will not, however, be reimbursed twice for these expenses. As described above in "CHARGES AND DEDUCTIONS--Accumulated Value Charge--Decrease
Charge", and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies, or if a requested decrease in
Face Amount occurs during the period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be "accelerated"
and collected in the form of the Deferred Administrative Charge included in the
Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an "acceleration" of the Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the
Initial Monthly Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face
Amount is decreased at the Contract Owner's request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred
Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Charge attributable to that portion of the Face
Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial
Monthly Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Contract Lapse and Reinstatement".

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be "accelerated" and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the
Contract or a cancellation of the spouse rider occurs during the period when an
Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges. The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider.
These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See "OTHER INFORMATION--Additional Insurance
Benefits".

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in
Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge
We will deduct a daily charge (the "Mortality and Expense Risk Charge") from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a Mortality and
Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a
Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of
..001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each
Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes
Currently, we make no charge against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability.
Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX MATTERS".

Charges of the Fund
The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, refer to the Fee
Tables above and the attached prospectus for the Fund.

CONTRACT RIGHTS

Loan Privileges

General
You may borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this Prospectus, the term "Loan Amount" means the sum of all unpaid
Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term "Debt" means the sum of all unpaid
Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. See "CONTRACT BENEFITS--Death Benefit Guarantee". Contract Debt
is used to calculate the Contract's Cash Surrender Value and the amount of
Death Benefit proceeds payable to the beneficiary. See "CONTRACT
BENEFITS--Accumulated Value and Cash Surrender Value" and "CONTRACT
BENEFITS--Death Benefits". In some cases, Contract Debt is used to determine whether the Contract will lapse. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Contract Lapse and Reinstatement".

Allocation of Contract Loan
We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract's Accumulated Value in each
Subaccount bears to the Contract's total Accumulated Value in the Variable
Account, as of the day on which the request is received or, if that is not a
Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice.
Postponement of loans may take place under certain circumstances. See "OTHER
INFORMATION--Postponement of Payments".

Interest
The interest rate we charge on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract
Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans
Accumulated Value equal to the portion of the Contract loan allocated to each
Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract's Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a
Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the
Accumulated Value in the respective Subaccounts. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Allocation of Premiums and Accumulated Value".

Although  Contract  loans  may  be  repaid  at any  time,  Contract  loans  will permanently affect the Contract's potential Accumulated Value and Cash Surrender
Value and may  permanently  affect the Death  Benefit  under the  Contract.  The effect on Accumulated  Value and Death Benefit could be favorable or unfavorable depending on whether the investment  performance of the Accumulated Value in the
Subaccount(s)  is less than or greater than the interest  being  credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made,  values under the Contract  will be lower when such interest credited is less than the investment performances of assets held in the
Subaccount(s).  In addition,  the Death Benefit  proceeds will be reduced by the amount of any outstanding Contract Debt.

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee. See
"CONTRACT BENEFITS--Death Benefit Guarantee".

Repayment of Contract Debt
You may repay Debt at any time while the Insured is living. Each repayment must be at least $25. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract's Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the
Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s)
of the Variable Account in the same proportion that the Contract's Accumulated
Value in a Subaccount bears to the Contract's total Accumulated Value in the
Variable Account (you may select a different allocation basis with our approval). See "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and
Accumulated Value".

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a
Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations
Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income.
See "FEDERAL TAX MATTERS--Contract Proceeds".

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by sending Written Notice to us. The Cash Surrender
Value will equal the Accumulated Value less any Contract Debt and any Decrease
Charge. You may elect to have the amount paid in cash or under a settlement option. See "CONTRACT BENEFITS--Payment of Contract Benefits".

Full Surrender
If you surrender the Contract in full, you will be paid the Cash Surrender
Value of the Contract determined as of the date a Written Notice requesting surrender is received by us (or as of such later date as you shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date. To surrender the Contract fully, you must deliver the
Contract to us along with the Written Notice requesting surrender.

Partial Surrender
You may surrender the Contract in part for any amount,  as long as the amount of the  partial  surrender  is at  least  $200  and as long as the  remaining  Cash
Surrender  Value is not less than  $500 (in each  case  with the Cash  Surrender
Value being  determined on the day Written  Notice is received by us, or if this is not a  Valuation  Date,  the  next  following  Valuation  Date).  The  amount
surrendered,   including  any  surrender  charge,  will  be  deducted  from  the
Subaccount(s)  of  the  Variable  Account  in  the  same  proportion  that  your
Accumulated Value in the respective  Subaccount(s) bears to the Contract's total
Accumulated  Value in the Subaccount(s) at that time (you may select a different allocation  basis with our  approval).  A  surrender  charge of $25 or 2% of the surrender amount  requested,  whichever is less, will be deducted by us from the amount  withdrawn.  For a discussion of certain  limitations and  considerations
applicable  to  partial  surrenders,  see  "Partial   Surrenders--Certain  Other
Considerations" below.

Effect of Partial Surrenders on Face Amount and Death Benefit. A partial surrender will always decrease the Death Benefit and may also decrease the Face
Amount. As described below, the effect of a partial surrender on the Death
Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of
Accumulated Value.

Option A--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows.
The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

o  If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

   Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the
   Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of 40 or below. See
   "CONTRACT BENEFITS--Death Benefits".)

   Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated
   Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000).
   Assume that the Contract Owner wishes to take a partial surrender of
   $20,000. Because the Death Benefit equals the Face Amount plus the
   Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000-$20,000 = $40,000) and the Death Benefit to $140,000
   ($100,000 + $40,000). The Face Amount is not changed.

o  If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of Accumulated Value after deducting the partial surrender.

   Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000
   ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the
   Accumulated Value to $60,000 ($80,000-$20,000) and the Death Benefit to the
   greater of (a) the Face Amount plus the Accumulated Value ($100,000 +
   $60,000 = $160,000), and (b) the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the
   Death Benefit will be $160,000. The Face Amount is not changed.

Option B--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

o  If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

   Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the
   Accumulated Value to $20,000 ($30,000-$10,000) and the Death Benefit and
   Face Amount to $90,000 ($100,000-$10,000).

o  If the Death Benefit is based on the applicable percentage of Accumulated
   Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

   Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000
   ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death
   Benefit minus the Face Amount prior to the partial surrender
   ($150,000-$100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death
   Benefit minus the Face Amount, the Face Amount will not be reduced and the
   Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000-($10,000 X 2.5) =
   $125,000). This is also the Death Benefit based on the applicable percentage of Accumulated Value after the partial surrender (($60,000-$10,000) X 2.5 =
   $125,000).

o  If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) minus (b)
   where:

   (a) is the amount of the partial surrender, and

   (b) is the result obtained by dividing (a) by (b) where:

      (i) is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and

     (ii) is the applicable percentage.

   The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

   Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000
   ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000-$100,000 =
   $50,000). Because the Death Benefit is based on the applicable percentage of
   Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the
   Face Amount will be reduced by an amount equal to (a) minus (b) where:

   (a) is the amount of the partial surrender, and

   (b) is the result obtained by dividing (a) by (b) where

      (i) is the difference between the Death Benefit and the Face Amount prior to the partial surrender, and

     (ii) is the specified percentage ($30,000- (($150,000-$100,000) (divided
          by) 2.5)) = $10,000).

   The Face Amount after the partial surrender will be $90,000
   ($100,000-$10,000) and the Death Benefit will be $90,000.

Partial Surrenders--Certain Other Considerations. The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit
Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee. See "CONTRACT BENEFITS--Death
Benefit Guarantee".

Because a partial surrender can affect the Face Amount and the Death Benefit
(as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See
"CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Cost of
Insurance".

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial withdrawal. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

Tax Considerations
Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a
"modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income.
See "FEDERAL TAX MATTERS--Contract Proceeds".

Free Look Privileges

The Contract provides for a "free look" privilege after any increase in Face
Amount.

You may cancel a requested increase in Face Amount until the latest of the following:

o  45 days after Part I of the application for increase is signed,

o  10 days after you receive a Contract supplement for the increase in Face
   Amount, and

o  10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract's Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net
Premium, equal to all Monthly Deductions attributable to the increase in Face
Amount (including rider costs arising from the increase).

This  refund or credit  will be made  within  seven days  after we  receive  the request for  cancellation  on the  appropriate  form. In addition,  the Decrease
Charge will be adjusted, if necessary,  so that it will be as though no increase in Face Amount had occurred.  The notice of withdrawal right upon an increase in
Face Amount will include a statement of the increase in the Decrease  Charge and
of  the  Initial   Monthly  Charge  for  Increases   (included  in  the  Monthly
Deduction--see  "CHARGES  AND  DEDUCTIONS--Accumulated  Value  Charges--Decrease
Charge"  and  "CHARGES  AND   DEDUCTIONS--Accumulated   Value   Charges--Monthly
Deduction--Monthly  Administration Charge--Initial Monthly Charge") attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the
Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face
Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of the Contract
During the first 24 months following the Date of Issue, you may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by us. This new contract will not be dependent upon future investment results of the
Variable Account or any or our other separate accounts. In order to make this exchange for such a contract, you must surrender your Contract, the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange. In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.

The new contract will have the same issue age, and premium class as the
Contract. The exchange will become effective on the date (the "exchange date")
that we receive the exchange request and the Contract at our office at 625
Fourth Avenue South, Minneapolis, Minnesota 55415. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at your option, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated
Value of the new contract on the exchange date will vary depending upon the type of contract for which the Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract's provisions and charges will be those that would have been applicable under our standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See "FEDERAL TAX MATTERS" for a discussion of the
Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount
During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the
Face Amount of the Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in
Face Amount for such a new contract. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

OTHER INFORMATION

Postponement of Payments

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount (or the proceeds payable if the Insured is living on the Maturity Date for a contract issued in New York) if (1) the
New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocations of Accumulated Value to and against the
Subaccounts of the Variable Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Additional Insurance Benefits

We offer several riders or additional benefits that you can add to your
Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See "FEE TABLES" and "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". Your representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Rider. This rider increases the total death benefit upon proof of accidental death of the Insured. Coverage under this rider terminates on the
Contract Anniversary after the Insured's 70th birthday. The change for this benefit is a per thousand rate (which varies by Attained Age and gender)
multiplied by the amount of rider coverage.

Disability Waiver Rider. This rider credits an amount to the Contract on each
Monthly Anniversary if the Insured becomes totally disabled while this rider is in effect. The amount credited will be  1/12th of the selected amount, or the
Monthly Deduction if greater. Benefits are payable after the disability has continued for six months and while disability continues. The charge for this benefit is a percent rate (which varies by issue age and duration) multiplied by the selected amount to be waived.

Spouse Insurance Rider. This rider provides a level amount of term life insurance on the spouse of the Insured. This rider or a portion of this rider may be converted to permanent insurance, without proof of insurability, through age 75. On the death of the Insured, the spouse has the right to convert to term of permanent coverage within 90 days. The charge for this benefit is a per thousand cost of insurance rate (which will vary by issue age, duration, gender, premium class and Face Amount) multiplied by the amount of rider coverage.

Child Insurance Rider. This rider provides term life insurance on the Insured's children. The amount of death benefit for each child is as follows: Birth through first 14 days: no benefit; 15 days up to 6 months: one half of amount of rider coverage; 6 months until age 21: full amount of rider coverage. At age
21, up to five times this benefit amount can be purchased without proof of insurability. On the death of the Insured, paid-up term insurance will be provided on each child, until the child's 21st birthday. The charge for this benefit is a per thousand rate multiplied by the amount of rider coverage.

Guaranteed Increase Rider. This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates. Coverage under this rider terminates on the earlier of the
Contract Anniversary after the Insured's 43rd birthday or when the maximum number of increase options have been exercised. The charge for this benefit is a per thousand rate (which varies by rider issue age and gender) multiplied by the amount of rider coverage.

Cost of Living Rider. This benefit essentially adjusts the Face Amount of the
Contract and, correspondingly, your premium payments to keep pace with the
Consumers' Price Index. As a result of increasing the Face Amount, the Monthly
Deductions will increase. There is no separate charge to implement this benefit. However, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.

Accelerated Benefits Rider. This benefits pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life.

CharitAbility(R)

CharitAbility for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations.
CharitAbility for Life is available for no additional premium whenever a
Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit
Lutheran organization that qualifies under Internal Revenue Code Section 170(c)
is eligible to receive CharitAbility for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract. CharitAbility for Life is not available on VUL 1 Contracts.

RESERVATION OF CERTAIN RIGHTS

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

   (1) the withdrawal rights during any Free Look Period after an increase in
       Face Amount (see "CONTRACT RIGHTS--Free Look Privileges--Free Look for
       Increase in Face Amount");

   (2) the exchange rights during the first 24 months following the Date of
       Issue (see "CONTRACT RIGHTS--Exchange Privileges--Exchange of the
       Contract"); and

   (3) the exchange rights during the first 24 months following an increase in
       Face Amount (see "CONTRACT RIGHTS--Exchange Privileges--Exchange of
       Increase in Face Amount").

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights. This reservation of certain rights is not applicable to contracts issued in New York.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue
Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. We do not make any guarantee regarding the tax status of any Contract.

Contract Proceeds

General
The Contract will qualify as a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). Section 7702 of the
Code provides that the Contract will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Contract under Section 7702 depends in part upon the Death Benefit payable under the Contract at any time. To the extent a change in the Contract, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Contract not to qualify, we will not make the change. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of
Premiums--Premium Limitations".

Death Benefits
The Death Benefit proceeds payable under either Option A or Option B will be excludable from the gross income of the Beneficiary under Section 101(a) of the
Code.

Distributions
The Contract Owner will not be taxed upon the increase in Accumulated Value of the Contract unless and until there is a taxable distribution from the Contract.

Tax Treatment of Modified Endowment Contracts
A modified endowment contract is any Contract that fails a special premium limitation test set forth in the Code. This test requires that the cumulative amount paid during the first seven years since the Date of Issue (or date of certain increases in coverage) not exceed the cumulative amount of the level annual premium which, in theory, would provide a paid-up Contract after seven years. If this test is ever violated, we will notify the Contract Owner, who may then take certain timely steps to return the Contract to non-modified endowment contract status. This premium limitation test does not supercede the premium limitations previously established by the Code. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

If there is material change in the Contract, the Contract is treated as a new
Contract as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Such a change will create a modified endowment contract only if cumulative amounts paid in the seven years following the change violate the new cumulative premium limitation test. Certain increases in Contract benefits (including increases in Face
Amount and in additional insured benefits) will trigger the start of a new seven-year period from the date of this change, along with a new level annual premium to be used in the test. In addition, a reduction in Contract benefits at any time while the test is applicable could in itself create a modified endowment contract, depending on certain factors. In this case, the premium limitation test will be applied as though the Contract were originally issued at the lower benefit unless the benefits are reinstated in a timely manner.

Distributions from a Contract treated as a modified endowment contract are taxable up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Contract at such time. Investment in the Contract is generally defined as the premiums paid for the Contract (plus or minus any loss or gain, respectively, transferred into the
Contract as a result of a tax-free exchange), minus any non-taxable distributions (where taxable gain calculations are based on surrender values net of loans). Loans taken from such a Contract, as well as surrenders and benefits paid at maturity (other than the Death Benefit), will be treated as taxable distributions. (The assignment or pledge of a Contract with a maximum death benefit of $25,000 or less made to secure only burial or prearranged funeral expenses is not treated as a distribution). A ten percent (10%)
additional income tax will be imposed on the portion of any distribution from such a Contract that is included in income except where the distribution is made on or after the date on which the Contract Owner attains age 59 1/2, or is attributable to the Contract Owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life or life expectancy of the
Contract Owner or the joint lives or joint life expectancies of the Contract
Owner and Beneficiary.

Any withdrawal or loan proceeds that were paid 24 months prior to such a
Contract becoming a modified endowment contract will also potentially be a taxable distribution.

Generally, interest on such Contract loans, even if paid, will not be tax deductible.

All modified endowment contracts issued by us (or our affiliates) to the same
Contract Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount included in the gross income under Section 72(e) of the Code.

Tax Treatment of Contracts that are NOT Modified Endowment Contracts
A full surrender distribution of the Contract will, under Section 72(e)(5) of the Code, be included in the Contract Owner's gross income to the extent it exceeds the Contract Owner's investment in the Contract.

A partial surrender distribution from the Contract will be taxed under the
"cost recovery rule" in that the distribution will be included in the Contract
Owner's gross income to the extent it exceeds the investment in the Contract.
However, certain cash distributions received as a result of certain Contract benefit changes will be taxed under the "interest-first" rule if the distribution occurs during the first 180 months after the Contract is issued.
The amount of the cash distribution to be included in gross income will be limited to the minimum of the taxable gain and the applicable recapture ceiling as defined in Section 7702. No ten percent (10%) additional penalty will apply.

In addition, under Section 72(e)(5) of the Code, loans received under the
Contract will not be included in gross income. (However, loans may or may not be taxable at the time of a full or partial surrender.) Interest paid to us with respect to the loan is generally not deductible. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the deductibility of interest paid on any Contract loans.

Benefits Paid under the Accelerated Benefits Rider
Adding the Accelerated Benefits Rider to a newly issued Contract has no adverse consequences; however, electing to use it could. If certain requirements are satisfied, however, accelerated death benefits paid under the Accelerated
Benefits Rider to a terminally or chronically ill insured individual, as defined in the Code, may not be subject to tax. A competent tax adviser should be consulted for further information.

Withholding
The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution.

Changes in Contract Owners
The right to change Contract Owners may have tax consequences, depending on a number of factors. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the tax consequences of such a change.

Exchanges
The right to exchange the Contract for a fixed benefit permanent life insurance contract (see "CONTRACT RIGHTS--Exchange Privileges") will be treated as a tax-
free exchange under Section 1035. A life insurance contract received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Also, if a Contract Owner exchanges any life insurance contract entered into before June 21, 1988, for a Contract described in this prospectus, then the new provisions regarding modified endowment contracts described above may apply. Accordingly, a Contract Owner should consult a tax adviser before effecting an exchange of any life insurance contract, including the Contract.

Other Taxes
Federal estate taxes and the state and local estate, inheritance and other taxes may become due depending on applicable law and the circumstances of each
Contract Owner or Beneficiary, if the Contract Owner or Insured dies. Any person concerned about the estate implications of the Contract should consult a competent tax adviser.

Diversification Requirements
Flexible premium variable life insurance policies such as the Contracts will be treated as life insurance contracts under the Code, among other things, so long as the separate accounts funding them are "adequately diversified".

The assets of the Fund are expected to meet the diversification requirements.
We will monitor the Contracts and the regulations of the Treasury Department to insure that the Contract will continue to qualify as a life insurance contract under Sections 7702 and 817.

Pension and Profit-Sharing Plans
If a Contract is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Contracts will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

Our Tax Status

We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, no charge is being made currently to the Variable Account for
Federal income taxes that may be attributable to the Account. If, however, we determine that we may incur such tax burden, we may assess a charge for such burden from the Variable Account. In addition, if there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the
Variable Account, may be made.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We have been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. We believe we have substantial defenses to these actions. In the opinion of our management, the outcome of this proceeding is not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the
Contracts.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are
contained in the Statement of Additional Information. The Statement of
Additional Information also contains the financial statements of Aid
Association for Lutherans and Lutheran Brotherhood, the two companies which merged to form Thrivent Financial.

APPENDIX A--DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time
(which equals the sum of the amounts held in the Loan Account and Variable
Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract
Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with Thrivent
Financial. If no Beneficiary survives and unless otherwise provided, the
Insured's estate will be the Beneficiary.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any
Decrease Charge.

CDSC Premium. An annual premium amount determined by Thrivent Financial and used solely for the purpose of calculating the maximum Contingent Deferred
Sales Charge.

Contingent Deferred Sales Charge. A contingent deferred sales charge to compensate Thrivent Financial for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the
Contract is surrendered or lapses, or will be imposed in part if the Contract
Owner requests a decrease in Face Amount, in each case at any time before 180
Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in
Face Amount.

Contract. The flexible premium variable life insurance contract offered by
Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of
Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date Thrivent
Financial received the first premium payment on the Contract at its office at
625 Fourth Avenue South, Minneapolis, Minnesota 55415; and (3) any other date mutually agreed upon by Thrivent Financial and the Contract Owner. The Contract
Date is the date on which the initial Net Premium payment(s) will be allocated to the Variable Account.

Contract Month. The period from one Monthly Anniversary to the next. The first
Contract Month will be the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract
Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first
Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and
Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option
(Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured's death, which will be the Death Benefit less
Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the
Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan
Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the
Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

Death Benefit Option. Either of two death benefit options available under the
Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a)
the Face Amount plus the Accumulated Value and (b) the applicable percentage of
Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured's death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a)
the Face Amount and (b) the applicable percentage of Accumulated Value on the
Valuation Date on or next following the date of the Insured's death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan
Amount (see definition of "Loan Amount" below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent
Deferred Sales Charge and the Deferred Administrative Charge. The Decrease
Charge is deducted from the Subaccounts of the Variable Account and paid to
Thrivent Financial upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in
Face Amount.

Deferred Administrative Charge. A deferred administrative charge to reimburse
Thrivent Financial for administrative expenses incurred in issuing the
Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180
Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts).
A separate Deferred Administrative Charge will also be calculated, and then reduced over a 180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the
Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a
right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. LB Series Fund, Inc., which is described in the accompanying Prospectus.

General Account. The assets of Thrivent Financial other than those allocated to the Variable Account or any other separate account.

Initial Monthly Charge. An initial monthly charge to reimburse Thrivent
Financial for administrative expenses incurred in issuing the Contract. The
Initial Monthly Charge will be deducted as part of the first 180 Monthly
Deductions (the first 120 Monthly Deductions for VUL 1 Contracts). A separate
Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured's spouse.

Insured. The person upon whose life the Contract is issued.

Loan Account. The funds transferred from the Subaccount(s) of the Variable
Account to Thrivent Financial's General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan
Amount should be distinguished from Contract Debt (see definition of "Debt"
above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For Contracts issued in New York, the Maturity Date is the
Contract Anniversary on or next following the Insured's 100th birthday. For VUL
1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured's 96th birthday.

Minimum Conditional Insurance Premium. The premium required to put temporary conditional insurance coverage into effect.

Minimum Contract Issuance Premium. The minimum premium required for issuance of the Contract.

Minimum Face Amount. The minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same date in each succeeding month as the Date of
Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the
Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Charge; and charges for additional insurance benefits. "Monthly Deduction" also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract
Month.

Net Premium. The premium paid less the Premium Expense Charges.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The
Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 5%
sales charge ) and a premium processing charge of $2.00 per premium payment
($.75 for automatic payment plans). Thrivent Financial reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Scheduled Premium(s). The scheduled periodic premium payments selected by the
Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a
Contract Owner will be billed periodically and determining the Minimum Contract
Issuance Premium.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Unit. The measure by which the value of the Contract's interest in each
Subaccount is determined.

Unit Value. The value of each Unit representing the Contract's interest in each
Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a
Portfolio of the Fund to affect materially the Unit Value in the corresponding
Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation
Date and ending at the close of business of the next Valuation Date.

Variable Account. LB Variable Insurance Account I, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request signed by the Contract Owner and received by
Thrivent Financial at its office at 4321 North Ballard Road, Appleton,
Wisconsin 54919-0001.

APPENDIX B

Deferred Administrative Charges Per $1,000 Of Face Amount

The following describes the Deferred Administrative Charge Per $1,000 of Face
Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract
The following tables include the maximum Deferred Administrative Charge Per
$1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not. For an
Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco
User" or "Non-Tobacco User".

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than
$1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more. Subsequent requested increases in Face
Amount result in a total Face Amount that equals or exceeds the next range of
Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge", the sum of the
Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

                                    TABLE 1

                        FACE AMOUNTS LESS THAN $500,000

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age under 18) Tobacco User  Non Tobacco User
                          ----------------------- ------------- ----------------
             Attained Age Male        Female       Male  Female  Male    Female
             ------------    -----    ------      ------ ------  ------  ------
                0-4       $7.20       $7.20
                5-9       $7.20       $7.20
                10-14     $7.20       $7.20
                15-17     $7.20       $7.20
                18-24                             $ 9.00 $ 9.00 $ 5.40   $ 5.40
                25-29                             $ 9.00 $ 9.00 $ 5.40   $ 5.40
                30-34                             $10.80 $10.80 $ 7.20   $ 5.40
                35-39                             $12.60 $10.80 $ 9.00   $ 5.40
                40-44                             $14.40 $12.60 $10.80   $ 7.20
                45-49                             $16.20 $12.60 $12.60   $ 7.20
                50-54                             $18.00 $14.40 $14.40   $ 9.00
                55-59                             $18.00 $14.40 $14.40   $10.80
                60-64                             $18.00 $14.40 $14.40   $10.80
                65-69                             $18.00 $14.40 $14.40   $10.80
                70-74                             $18.00 $14.40 $14.40   $10.80
                75-79                             $18.00 $14.40 $14.40   $10.80
                80-85                             $18.00 $14.40 $14.40   $10.80

                                    TABLE 2

          FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age under 18) Tobacco User  Non Tobacco User
                          ----------------------- ------------- ----------------
             Attained Age Male        Female       Male  Female  Male    Female
             ------------    -----    ------      ------ ------  ------  ------
                0-4       $1.80       $1.80
                5-9       $1.80       $1.80
                10-14     $1.80       $1.80
                15-17     $1.80       $1.80
                18-24                             $ 3.60 $3.60  $ 1.80   $1.80
                25-29                             $ 3.60 $3.60  $ 1.80   $1.80
                30-34                             $ 5.40 $5.40  $ 3.60   $1.80
                35-39                             $ 7.20 $5.40  $ 3.60   $1.80
                40-44                             $ 9.00 $7.20  $ 5.40   $3.60
                45-49                             $10.80 $7.20  $ 7.20   $3.60
                50-54                             $12.60 $9.00  $10.80   $5.40
                55-59                             $14.40 $9.00  $12.60   $5.40
                60-64                             $16.20 $9.00  $14.40   $5.40
                65-69                             $16.20 $9.00  $14.40   $5.40
                70-74                             $16.20 $9.00  $14.40   $5.40
                75-79                             $16.20 $9.00  $14.40   $5.40
                80-85                             $16.20 $9.00  $14.40   $5.40

                                    TABLE 3

                      FACE AMOUNTS OF $1,000,000 OR MORE

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                             Standard
                           (Attained Age under 18) Tobacco User Non Tobacco User
                           ----------------------- ------------ ----------------
              Attained Age Male        Female      Male  Female Male    Female
              ------------    -----    ------      ----- ------  -----  ------
                 0-4       $1.80       $1.80
                 5-9       $1.80       $1.80
                 10-14     $1.80       $1.80
                 15-17     $1.80       $1.80
                 18-24                             $1.80 $1.80  $1.80   $1.80
                 25-29                             $1.80 $1.80  $1.80   $1.80
                 30-34                             $3.60 $3.60  $1.80   $1.80
                 35-39                             $3.60 $3.60  $1.80   $1.80
                 40-44                             $5.40 $3.60  $3.60   $1.80
                 45-49                             $7.20 $3.60  $3.60   $1.80
                 50-54                             $9.00 $5.40  $5.40   $1.80
                 55-59                             $9.00 $5.40  $5.40   $1.80
                 60-64                             $9.00 $5.40  $5.40   $1.80
                 65-69                             $9.00 $5.40  $5.40   $1.80
                 70-74                             $9.00 $5.40  $5.40   $1.80
                 75-79                             $9.00 $5.40  $5.40   $1.80
                 80-85                             $9.00 $5.40  $5.40   $1.80

VUL 1 Contracts
The following tables include the maximum Deferred Administrative Charge Per
$1,000 of Face Amount that apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at VUL 1 contract issuance, and, except for Insured's with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an
Attained Age under 20, reference should be made to the column entitled
"Standard" in each table, rather than to the columns entitled "Smoker" or
"Nonsmoker".

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower maximum charges shown in Table 5 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face
Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 5.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge", the sum of the
Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

                                    TABLE 4

                        FACE AMOUNTS LESS THAN $250,000

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance   Standard
         or Effective Date of Requested  (Attained Age
            Increase, As Appropriate       under 20)   Smoker Nonsmoker
        -------------------------------- ------------- ------ ---------
                     0-4                     $3.60
                     5-9                     $3.60
                     10-14                   $4.80
                     15-19                   $4.80
                     20-24                             $6.00    $4.80
                     25-29                             $6.00    $4.80
                     30-34                             $7.20    $4.80
                     35-39                             $7.20    $4.80
                     40-44                             $7.20    $6.00
                     45-49                             $8.40    $6.00
                     50-54                             $8.40    $7.20
                     55-59                             $8.40    $7.20
                     60-64                             $8.40    $8.40
                     65-69                             $8.40    $8.40
                     70-74                             $8.40    $8.40
                     75-80                             $8.40    $8.40

                                    TABLE 5

                       FACE AMOUNTS OF $250,000 OR MORE

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance   Standard
         or Effective Date of Requested  (Attained Age
            Increase, As Appropriate       under 20)   Smoker Nonsmoker
        -------------------------------- ------------- ------ ---------
                     0-4                     $2.40
                     5-9                     $3.60
                     10-14                   $3.60
                     15-19                   $3.60
                     20-24                             $4.80    $3.60
                     25-29                             $4.80    $3.60
                     30-34                             $6.00    $3.60
                     35-39                             $6.00    $3.60
                     40-44                             $6.00    $4.80
                     45-49                             $6.00    $4.80
                     50-54                             $6.00    $6.00
                     55-59                             $6.00    $6.00
                     60-64                             $6.00    $6.00
                     65-69                             $6.00    $6.00
                     70-74                             $6.00    $6.00
                     75-80                             $6.00    $6.00

APPENDIX C

Initial Monthly Administrative Charges Per $1,000 of Face Amount

The following describes the Initial Monthly Administrative Charge Per $1,000 of
Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract
The following tables include the Initial Monthly Administrative Charge for
$1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at
Contract issuance, and, except for Insureds with an Attained Age under 18, the
Insured's gender and whether the Insured is a tobacco user or not. For an
Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco
User" or "Non-Tobacco User".

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than
$1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original Contract or added subsequently, an additional Initial
Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's
Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.

                                    TABLE 1

                        FACE AMOUNTS LESS THAN $500,000

       Initial Monthly Administrative Charges Per $1,000 of Face Amount

                             Standard
                           (Attained Age under 18) Tobacco User Non Tobacco User
                           ----------------------- ------------ ----------------
              Attained Age Male        Female      Male  Female Male    Female
              ------------    -----    ------      ----- ------  -----  ------
                 0-4       $0.04       $0.04
                 5-9       $0.04       $0.04
                 10-14     $0.04       $0.04
                 15-17     $0.04       $0.04
                 18-24                             $0.05 $0.05  $0.03   $0.03
                 25-29                             $0.05 $0.05  $0.03   $0.03
                 30-34                             $0.06 $0.06  $0.04   $0.03
                 35-39                             $0.07 $0.06  $0.05   $0.03
                 40-44                             $0.08 $0.07  $0.06   $0.04
                 45-49                             $0.09 $0.07  $0.07   $0.04
                 50-54                             $0.10 $0.08  $0.08   $0.05
                 55-59                             $0.10 $0.08  $0.08   $0.06
                 60-64                             $0.10 $0.08  $0.08   $0.06
                 65-69                             $0.10 $0.08  $0.08   $0.06
                 70-74                             $0.10 $0.08  $0.08   $0.06
                 75-79                             $0.10 $0.08  $0.08   $0.06
                 80-86                             $0.10 $0.08  $0.08   $0.06

                                    TABLE 2

            FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000

       Initial Monthly Administrative Charges Per $1,000 of Face Amount

                             Standard
                           (Attained Age under 18) Tobacco User Non Tobacco User
                           ----------------------- ------------ ----------------
              Attained Age   Male      Female      Male  Female Male    Female
              ------------  -----    ------      ----- ------  -----  ------
                 0-4       $0.01       $0.01
                 5-9       $0.01       $0.01
                 10-14     $0.01       $0.01
                 15-17     $0.01       $0.01
                 18-24                             $0.02 $0.02  $0.01   $0.01
                 25-29                             $0.02 $0.02  $0.01   $0.01
                 30-34                             $0.03 $0.03  $0.02   $0.01
                 35-39                             $0.04 $0.03  $0.02   $0.01
                 40-44                             $0.05 $0.04  $0.03   $0.02
                 45-49                             $0.06 $0.04  $0.04   $0.02
                 50-54                             $0.07 $0.05  $0.06   $0.03
                 55-59                             $0.08 $0.05  $0.07   $0.03
                 60-64                             $0.09 $0.05  $0.08   $0.03
                 65-69                             $0.09 $0.05  $0.08   $0.03
                 70-74                             $0.09 $0.05  $0.08   $0.03
                 75-79                             $0.09 $0.05  $0.08   $0.03
                 80-85                             $0.09 $0.05  $0.08   $0.03

                                    TABLE 3

                      FACE AMOUNTS OF $1,000,000 OR MORE

               Initial Monthly Charges Per $1,000 of Face Amount

                             Standard
                           (Attained Age under 18) Tobacco User Non Tobacco User
                           ----------------------- ------------ ----------------
              Attained Age Male        Female      Male  Female Male    Female
              ------------    -----    ------      ----- ------  -----  ------
                 0-4       $0.01       $0.01
                 5-9       $0.01       $0.01
                 10-14     $0.01       $0.01
                 15-17     $0.01       $0.01
                 18-24                             $0.01 $0.01  $0.01   $0.01
                 25-29                             $0.01 $0.01  $0.01   $0.01
                 30-34                             $0.02 $0.02  $0.01   $0.01
                 35-39                             $0.02 $0.02  $0.01   $0.01
                 40-44                             $0.03 $0.02  $0.02   $0.01
                 45-49                             $0.04 $0.02  $0.02   $0.01
                 50-54                             $0.05 $0.03  $0.03   $0.01
                 55-59                             $0.05 $0.03  $0.03   $0.01
                 60-64                             $0.05 $0.03  $0.03   $0.01
                 65-69                             $0.05 $0.03  $0.03   $0.01
                 70-74                             $0.05 $0.03  $0.03   $0.01
                 75-79                             $0.05 $0.03  $0.03   $0.01
                 80-85                             $0.05 $0.03  $0.03   $0.01

VUL 1 Contracts
The following tables include the Initial Monthly Administrative Charge for
$1,000 of Face Amount that apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at contract issuance, and, except for Insureds with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained
Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower charges shown in Table 5 apply to contracts with a Face Amount that equals or exceeds $250,000 at issuance.
Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 5.

If the Face Amount is increased, an additional Initial Monthly Administrative
Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original contract or added subsequently, an additional Initial
Monthly Administrative Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and smoker or nonsmoker status on the effective date of the rider will be used. For a spouse with an Attained Age under 20, reference should be made to the column entitled "Standard", rather than to the columns entitled "Smoker" or "Nonsmoker". Spouse riders do not qualify for the lower rates in Table 5.

                                    TABLE 4

                      FACE AMOUNTS OF LESS THAN $250,000

       Initial Monthly Administrative Charges Per $1,000 of Face Amount

   Attained Age at Date of Issuance
    or Effective Date of Requested         Standard
       Increase, As Appropriate     (Attained Age under 20) Smoker Nonsmoker
   -------------------------------- ----------------------- ------ ---------
                0-4                         $ 0.03
                5-9                         $ 0.03
                10-14                       $ 0.04
                15-19                       $ 0.04
                20-24                                       $0.05    $0.04
                25-29                                       $0.05    $0.04
                30-34                                       $0.06    $0.04
                35-39                                       $0.06    $0.04
                40-44                                       $0.06    $0.05
                45-49                                       $0.07    $0.05
                50-54                                       $0.07    $0.06
                55-59                                       $0.07    $0.06
                60-64                                       $0.07    $0.07
                65-69                                       $0.07    $0.07
                70-74                                       $0.07    $0.07
                75-80                                       $0.07    $0.07

                                    TABLE 5

                       FACE AMOUNTS OF $250,000 OR MORE

       Initial Monthly Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance   Standard
         or Effective Date of Requested  (Attained Age
            Increase, As Appropriate       under 20)   Smoker Nonsmoker
        -------------------------------- ------------- ------ ---------
                     0-4                     $0.02
                     5-9                     $0.03
                     10-14                   $0.03
                     15-19                   $0.03
                     20-24                             $0.04    $0.03
                     25-29                             $0.04    $0.03
                     30-34                             $0.05    $0.03
                     35-39                             $0.05    $0.03
                     40-44                             $0.05    $0.04
                     45-49                             $0.05    $0.04
                     50-54                             $0.05    $0.05
                     55-59                             $0.05    $0.05
                     60-64                             $0.05    $0.05
                     65-69                             $0.05    $0.05
                     70-74                             $0.05    $0.05
                     75-80                             $0.05    $0.05

The Statement of Additional Information, which is incorporated by reference into this Prospectus, contains additional information about the Contract and the Variable Account. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports for variable products, which provide a discussion of the market conditions and investment strategies that significantly affected the recent performance of each of the
Portfolios. You may request a free copy of the Statement of Additional
Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-THRIVENT (1-800-847-4836).
You also may review information about the Contract, the Variable Account, and the Fund at the Securities and Exchange Commission Web site (www.sec.gov) or at the Public Reference Room of the SEC in Washington, DC. You may get more information about the Public Reference Room by calling 1-202-942-8090. Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC
20549-0102 or by sending an e-mail to publicinfo@sec.gov.

1940 Act File No. 811-8174

                                                  LB VARIABLE INSURANCE ACCOUNT I

                                                Statement of Additional Information
                                                        Dated April 30, 2003

                                                                For

                                         Flexible Premium Variable Life Insurance Contract

                                                             Issued By
                                                  THRIVENT FINANCIAL FOR LUTHERANS

                                                Operations Center: Corporate Office:
                     4321 North Ballard Road                            625 Fourth Avenue South
                     Appleton, WI 54919-0001                                       Minneapolis, MN 55415-1665
                     Telephone:  800-THRIVENT                           Telephone:  800-THRIVENT
                     E-mail: mail@thrivent.com                          E-mail:  mail@thrivent.com

This Statement of Additional Information ("SAI") contains additional information about the flexible premium variable life insurance contract (the "Contract") previously offered by Thrivent Financial for Lutherans ("Thrivent Financial"). This SAI is not
a prospectus and should be read together with the Prospectus for the Contract dated April 30, 2003. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus that is incorporated by reference. A copy of the Prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Life and Health
Customer Interaction Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.

                                                        TABLE OF CONTENTS

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
  Entire Contract
  Assignment of Ownership
  Successor Owners
  Rights We Reserve
  Basis of Computations
  Reports to Contract Owners
  Incontestability
  Statements in the Application
  Misstatement of Age or Gender
  Suicide Exclusion
  Accelerated Benefits Rider

PRINCIPAL UNDERWRITER

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

COMMENT ON FINANCIAL STATEMENTS OF THRIVENT FINANCIAL, AAL AND LB

FINANCIAL STATEMENTS OF VARIABLE ACCOUNT

FINANCIAL STATEMENTS OF THRIVENT FINANCIAL, AAL AND LB

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial is a not-for-profit, non-stock, membership organization operating under the laws of the state of Wisconsin.  We are licensed to do business as a fraternal benefit society in all states.  We were organized as Aid Association for Lutherans on
November 24, 1902.  On January 1, 2002, Lutheran Brotherhood merged with and into Aid Association for Lutherans, and we changed our name on May 21, 2002.  The merged organization provides high quality insurance coverage, financial products, financial services, and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of
Incorporation and Bylaws of Thrivent Financial. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules.

LB Variable Insurance Account I (the "Variable Account") is a separate account of ours, which was established on May 8, 1993.  The
Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment
Company Act of 1940.  Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract
Your entire insurance contract is comprised of:

o  the Contract including any attached riders, endorsements or amendments;
o  the application attached to the Contract, including any applications for increase in Face Amount; and
o  the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.

Assignment of Ownership
You may assign your Contract by sending a Written Notice, in good order, to our operations center any time before the death of the
Insured. You may assign the Contract as collateral security for a loan or other obligation. This may limit your rights to the cash
value and the Beneficiary's rights to the benefit.   Any Contract loan obtained before an assignment is recorded at our operations center has priority over the assignment. To assign your Contract as collateral for a loan, you must send a Written Notice to our operations center. We will give you a special form to make any assignment requests.  We must receive and approve any assignment request before it is effective.  Once we approve it, the assignment is effective on the date you designated on your Written
Notice, or the date we receive it in good order at our operations center if no date appears on the Written Notice.  We are not liable for any payment we make or action we take before we receive and approve an assignment.  We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. See
"Federal Tax Matters" in the Prospectus for more information.

The interest of any Beneficiary will be subject to any collateral assignment.  Any indebtedness and interest charged against your
Contract or any agreement for a reduction in benefits shall have priority over the interest of any Contract Owner, Beneficiary or collateral assignee under the Contract.

Successor Owners

If you are the owner of the Contract but you are not the Insured, you should name a successor owner who will become the owner if you die before the Insured. If you do not designate a successor owner, your estate will become the new owner upon your death.  You may designate or change a successor owner by submitting a Written Notice to our operations center.  We will give you a special form on which to make this request.  We must receive and approve any successor owner request before it is effective.  Once we approve it, the successor owner designation is effective on the date you designated on your Written Notice or the date we receive it, in good order, at our operations center if no date appears on the Written Notice.  We are not liable for any payment we make or action we take before we receive and approve the designation.  We are not responsible for the validity of any designation or change of a successor owner.

Reports to Contract Owners

At least once each Contract Year, we will send you a report concerning the status of your Contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain Contract transactions.

Upon request, we will send you an illustration of hypothetical values for the Contract.  We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the Contract after it has been in effect, during the lifetime of the Insured, for two years from the Date of Issue. We will not contest the validity of an increase in Face Amount after it has been in effect, during the lifetime of the Insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Contract for more details.

Misstatement of Age or Gender

The values of the Contract are based on the Insured's age and gender (in some states). If the date of birth or gender shown on the application is wrong, the Death Benefit and/or (except in New York) the Accumulated Value will be adjusted to the amount that would be provided by the most recent cost of insurance rates at the correct age or gender (in some states).

Suicide
If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Accelerated Benefits Rider
Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by applicable state law), or (except for Contracts issued in
New York and South Dakota) has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts' Accumulated Value.

We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the
Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person's entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the
Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us. You may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments.  In Connecticut, periodic payments may be elected only if the Insured has a life expectancy of less than one year.

There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150) will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular
Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid.
The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract
Proceeds-Benefits Paid under the Accelerated Benefits Rider".

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), a wholly-owned, indirect subsidiary of Thrivent Financial, serves as the principal underwriter of the Contract pursuant to a Principal Underwriting and Servicing Agreement to which Thrivent
Investment Mgt. and Thrivent Financial, on behalf of itself and the separate account, are parties.  Prior to July 1, 2002,
Thrivent Financial Investor Services Inc. ("TFISI"), another wholly-owned subsidiary of Thrivent Financial, served as the principal underwriter of the Contract.  The Contract is no longer sold.  Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below.  Of these amounts, of Thrivent Investment Mgt. and TFISI retained $0.

                   2000                        2001                        2002
                ----------                  ----------                  ----------
                $6,231,465                  $4,933,769                  $2,688,437

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

The consolidated financial statements of Thrivent Financial at December 31, 2002 and 2001 and for the years then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, whose address is 220 South
Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing and incorporated by reference elsewhere herein which, as to the year 2001, are based in part on the report of PricewaterhouseCoopers LLP, independent accountants.  The financial statements referred to above are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of AAL at December 31, 2000 and 1999, and for the years then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein.  The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The financial statements of LB Variable Insurance Account I at December 31, 2002 and for the year then ended, appearing in this
SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, and for the year ended December 31,
2001, by PricewaterhouseCoopers LLP, independent accountants, as set forth in their respective reports thereon appearing and incorporated by reference elsewhere herein, and are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of LB at December 31, 2000 and 1999, and for each of the three years in the period ended
December 31, 2000, appearing in this SAI and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report thereon appearing and incorporated by reference elsewhere herein.  The financial statements referred to above are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                                 COMMENT ON FINANCIAL STATEMENTS OF
                                                   THRIVENT FINANCIAL, AAL AND LB

On January 1, 2002, LB completed a merger with and into AAL.  The merged organization began operating by its new name, Thrivent
Financial, midyear after the new name was approved by it members and appropriate regulators.  The consolidated financial statements of Thrivent Financial at December 31, 2002 and 2001 and for each of the years then ended, appearing in this SAI and
Registration Statement have been prepared in accordance with accounting principles generally accepted in the United States.  The merger has been accounted for as a pooling of interests transaction, and as such the 2001 financial statements give retroactive effect to the merger.

Also included are the separate company financial statements of AAL as of and for the two years ending December 31, 2000 and LB as of and for the three years ending December 31, 2000.  These separate company financial statements have not been restated to
reflect the merger.   In the opinion of management, there would be no need for a significant adjustment to the separate company financial statements if these separate company financial statements were instead shown as consolidated financial statements for the same periods on a pooling of interests basis.

The financial statements of Thrivent Financial, AAL and LB included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable
Account.

Financial Statements of Variable Account

Set forth on the following pages are the audited financial statements of the Variable Account.

Report of Independent Auditors

The Board of Directors and Contractholders
Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of LB Variable Insurance
Account I (the Account) (comprising, respectively, the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield,
Income, and Money Market Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for the year then ended.  These financial statements are the responsibility of the Account's management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The financial statements of the individual subaccounts of the Account as of December 31, 2001 and for the year then ended were audited by other auditors whose report dated March 29, 2002 expressed an unqualified opinion as to their conformity with accounting principles generally accepted in the United States.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agent.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the LB Variable Insurance Account I at December 31, 2002, and the results of their operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the
United States.

/s/ Ernst & Young, LLP
-------------------------------------
Ernst & Young, LLP
Minneapolis, Minnesota
March 28, 2003

                                                   Report of Independent Accountants

To the Board of Directors of Thrivent Financial for Lutherans
and Contract Owners of LB Variable Insurance Account I

In our opinion, the statements of changes in net assets for the year ended December 31, 2001 (appearing in this Post-Effective
Amendment No. 3 to the registration statement on Form N-6) present fairly, in all material respects, the changes in net assets of the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income, and Money Market Subaccounts of LB Variable
Insurance Account I for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United
States of America.  These financial statements are the responsibility of Thrivent Financial for Lutherans' management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 29, 2002

                                                  LB VARIABLE INSURANCE ACCOUNT I
                                              Statements of Assets and Liabilities

                                                     Opportunity             Mid Cap               World
                                                        Growth                Growth               Growth                Growth
As of December 31, 2002                               Subaccount            Subaccount           Subaccount            Subaccount
---------------------------------------------------------------------------------------------------------------------------------
Assets:
LB Series Fund, Inc. Investments at fair value
Series funds, at value                               $   11,658,306       $   13,198,209        $  13,452,650        $ 62,613,082
                                                     ----------------------------------------------------------------------------
     Total Assets                                        11,658,306           13,198,209           13,452,650          62,613,082

Liabilities:
     Total Liabilities                                            -                    -                    -                   -
                                                     ----------------------------------------------------------------------------
Net Assets                                           $   11,658,306       $   13,198,209        $  13,452,650        $ 62,613,082
                                                     ============================================================================
Net Assets Applicable to Contract Holders:
Contracts is accumulation period                     $   11,658,306       $   13,198,209        $  13,452,650        $ 62,613,082
                                                     ----------------------------------------------------------------------------
     Net Assets                                      $   11,658,306       $   13,198,209        $  13,452,650        $ 62,613,082
                                                     ============================================================================

Accumulation units outstanding                            1,554,140            1,209,982            1,442,747           1,597,948
Unit Value                                                    $7.50               $10.91                $9.32              $39.18

Series funds, at cost                                $   18,722,836       $   19,343,677        $  19,293,712        $115,021,988
Series funds shares owned                                 1,677,840            1,371,228            1,634,210           5,895,049

                                                      High                                     Money
                                                     Yield                Income               Market
As of December 31, 2002                            Subaccount           Subaccount           Subaccount
------------------------------------------------------------------------------------------------------------
Assets:
LB Series Fund, Inc. Investments at fair value
Series funds, at value                               $   20,935,520       $   19,325,688        $   6,304,602
                                                     --------------------------------------------------------
     Total Assets                                        20,935,520           19,325,688            6,304,602

     Total Liabilities                                            -                    -                    -
                                                     --------------------------------------------------------
Net Assets                                           $   20,935,520       $   19,325,688        $   6,304,602
                                                     ========================================================
Net Assets Applicable to Contract Holders:
Contracts is accumulation period                     $   20,935,520       $   19,325,688        $   6,304,602
                                                     --------------------------------------------------------
     Net Assets                                      $   20,935,520       $   19,325,688        $   6,304,602
                                                     ========================================================
Accumulation units outstanding                              899,266              646,681            3,015,306
Unit Value                                                   $23.28               $29.88                $2.09

Series funds, at cost                                $   38,399,802       $   19,164,760        $   6,304,602
Series funds shares owned                                 4,760,886            1,966,151            6,304,602

The accompanying notes are an integral part of these financial statements.

                                                  LB VARIABLE INSURANCE ACCOUNT I
                                                     Statements of Operations

                                                             Opportunity           Mid Cap             World
                                                                Growth             Growth              Growth           Growth
For the year ended December 31, 2002                          Subaccount         Subaccount          Subaccount       Subaccount
---------------------------------------------------------------------------------------------------------------------------------
Dividend income                                             $    34,137         $    19,141        $     70,787     $     413,627
Mortality and expense risk charges                              (82,175)            (84,693)            (87,099)         (436,572)
                                                            ---------------------------------------------------------------------
     Net Investment Income/(Loss)                               (48,038)            (65,552)            (16,312)          (22,945)

Net Realized and Unrealized Gain/(Loss)
  on Investments
Net realized gain(loss)                                        (411,883)           (208,975)           (291,414)       (2,994,258)
Change in unrealized appreciation/(depreciation)
  of investments                                             (4,985,990)         (4,180,767)         (2,569,282)      (24,286,994)
                                                            ---------------------------------------------------------------------
     Net Gain/(Loss) on Investments                          (5,397,873)         (4,389,742)         (2,860,696)      (27,281,252)
                                                            ---------------------------------------------------------------------
Net Change in Net Assets Resulting From Operations          $(5,445,911)        $(4,455,294)       $ (2,877,008)    $ (27,304,197)
                                                            =====================================================================

                                                              High                                   Money
                                                              Yield              Income              Market
For the year ended December 31, 2002                        Subaccount          Subaccount          Subaccount
---------------------------------------------------------------------------------------------------------------
Dividends                                                  $  2,567,712         $   925,092        $     82,850
Mortality and expense risk charges                             (132,488)           (105,480)            (33,519)
                                                          -----------------------------------------------------
     Net Investment Income/(Loss)                             2,435,224             819,612              49,331

Net Realized and Unrealized Gain/(Loss)
  on Investments
Net realized gain(loss)                                      (1,292,093)             (5,138)                  -
Change in unrealized appreciation/(depreciation)
  of investments                                             (3,335,837)             82,095                   -
                                                          -----------------------------------------------------
     Net Gain/(Loss) on Investments                          (4,627,930)             76,957                   -
                                                          -----------------------------------------------------
Net Change in Net Assets Resulting From Operations         $(2,192,706)         $   896,569        $     49,331
                                                          =====================================================

The accompanying notes are an integral part of these financial statements.

                                                   LB VARIABLE INSURANCE ACCOUNT I
                                                 Statements of Changes in Net Assets

                                            Opportunity Growth               Mid Cap Growth               World Growth
                                                Subaccount                     Subaccount                   Subaccount
For the years ended                     12/31/2002       12/31/01      12/31/2002       12/31/01      12/31/2002      12/31/01
-------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)          $    (48,038)   $    (46,653)  $    (65,552)   $    (26,735)  $    (16,312)   $    (36,317)
Net realized gain/(loss) from
  investment transactions                 (411,883)        823,099       (208,975)        911,933       (291,414)      1,209,073
Change in unrealized appreciation/
  (depreciation) of investments         (4,985,990)     (4,402,065)    (4,180,767)     (3,952,217)    (2,569,282)     (5,108,049)
                                    --------------------------------------------------------------------------------------------
     Net Change in Net Assets
       Resulting from Operations        (5,445,911)     (3,625,619)    (4,455,294)     (3,067,019)    (2,877,008)     (3,935,293)

Unit Transactions
Proceeds from units issued               3,018,533       3,781,814      3,985,982       5,068,355      3,297,424       4,199,141
Net asset value of units redeemed       (2,025,028)     (2,107,755)    (1,957,956)     (1,455,330)    (2,048,205)     (1,887,254)
Transfers between subaccounts
  including fixed account                 (502,027)       (810,943)       125,448         440,412       (419,705)       (242,577)
                                    --------------------------------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions              491,478         863,116      2,153,474       4,053,437        829,514       2,069,310
                                    --------------------------------------------------------------------------------------------
Net Change in Net Assets                (4,954,433)     (2,762,503)    (2,301,820)        986,418     (2,047,494)     (1,865,983)

Net Assets Beginning of Period          16,612,739      19,375,242     15,500,029      14,513,611     15,500,144      17,366,127
                                    --------------------------------------------------------------------------------------------
Net Assets End of Period              $ 11,658,306    $ 16,612,739   $ 13,198,209    $ 15,500,029   $ 13,452,650    $ 15,500,144
                                    ============================================================================================

                                                       Growth                         High Yield
                                                     Subaccount                       Subaccount
For the years ended                         12/31/2002        12/31/01        12/31/2002       12/31/01
---------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                $    (22,945)    $   (342,627)    $  2,435,224    $  2,894,655
Net realized gain/(loss) from
  investment transactions                     (2,994,258)       18,881,433      (1,292,093)       (565,381)
Change in unrealized appreciation/
  (depreciation) of investments              (24,286,994)     (38,652,669)      (3,335,837)     (3,421,198)
                                            --------------------------------------------------------------
     Net Change in Net Assets Resulting
       from Operations                       (27,304,197)     (20,113,863)      (2,192,706)     (1,091,924)

Unit Transactions
Proceeds from units issued                    14,833,435       18,724,585        3,783,263       5,162,974
Net asset value of units redeemed            (10,121,108)      (9,669,712)      (3,161,112)     (2,671,612)
Transfers between subaccounts
  including fixed account                     (1,835,086)        (692,900)        (736,735)       (531,042)
                                            --------------------------------------------------------------
     Net Change in Net Assets from
       Unit Transactions                       2,877,241        8,361,973         (114,584)      1,960,320
                                            --------------------------------------------------------------
Net Change in Net Assets                     (24,426,956)     (11,751,890)      (2,307,290)        868,396

Net Assets Beginning of Period                87,040,038       98,791,928       23,242,810      22,374,414
                                            --------------------------------------------------------------
Net Assets End of Period                    $ 62,613,082     $ 87,040,038     $ 20,935,520    $ 23,242,810
                                            ==============================================================

                                                         Income                         Money Market
                                                       Subaccount                        Subaccount
For the years ended                           12/31/2002        12/31/01        12/31/2002       12/31/01
----------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                $    819,612     $    770,423     $     49,331    $   147,766
Net realized gain/(loss) from
  investment transactions                         (5,138)           5,079                -               -
Change in unrealized appreciation/
  (depreciation) of investments                   82,095           87,905                -               -
                                            --------------------------------------------------------------
     Net Change in Net Assets Resulting
       from Operations                           896,569          863,407           49,331         147,766

Unit Transactions
Proceeds from units issued                     2,919,517        3,553,220        1,637,961       2,571,203
Net asset value of units redeemed             (2,404,013)      (1,564,999)      (1,295,978)     (1,003,205)
Transfers between subaccounts
  including fixed account                      2,121,506        1,096,530          377,187          (6,227)
                                            --------------------------------------------------------------
     Net Change in Net Assets from
       Unit Transactions                       2,637,010        3,084,751          719,170       1,561,771
                                            --------------------------------------------------------------
Net Change in Net Assets                       3,533,579        3,948,158          768,501       1,709,537

Net Assets Beginning of Period                15,792,109       11,843,951        5,536,101       3,826,564
                                            --------------------------------------------------------------
Net Assets End of Period                    $ 19,325,688    $  15,792,109    $   6,304,602   $   5,536,101
                                            ==============================================================

The accompanying notes are an integral part of these financial statements.

LB VARIABLE INSURANCE ACCOUNT I
Notes to Financial Statements
December 31, 2002

(1) ORGANIZATION

The LB Variable Insurance Account I (the Variable Account), is registered as a unit investment trust under the Investment
Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial.)  Thrivent Financial
was created through the merger of Lutheran Brotherhood with and into Aid Association for Lutherans on January 1, 2002.
The Variable Account contains seven subaccounts each of which invests in a corresponding portfolio of the LB Series Fund,
Inc. (the Fund) as follows:

Subaccount                                   Series
----------                                   -------
Opportunity Growth                           LB Series Fund, Inc. - Opportunity Growth Portfolio
Mid Cap Growth                               LB Series Fund, Inc. - Mid Growth Portfolio
World Growth                                 LB Series Fund, Inc. - World Growth Portfolio
Growth                                       LB Series Fund, Inc. - Growth Portfolio
High Yield                                   LB Series Fund, Inc. - High Yield Portfolio
Income                                       LB Series Fund, Inc. - Income Portfolio
Money Market                                 LB Series Fund, Inc. - Money Market Portfolio

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

The Variable Account is used to fund flexible premium variable life ("Variable Universal Life") insurance contracts issued by
Thrivent Financial.  Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial.  The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the
Fund.  The cost of shares sold and redeemed is determined on the average cost method.  Dividend distributions received from the
Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision for income taxes has been charged against the Variable Account.  Thrivent Financial reserves the right to charge for taxes in the future.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial less deductions for sales distribution expenses of 5% of the gross contract premium.

A monthly charge is deducted from the cash value of the contract by Thrivent Financial for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders.  This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account.

A decrease charge is deducted from the cash value of the contract to compensate Thrivent Financial for certain selling and administrative expenses if: (1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount.  The decrease charge remains at a level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the decrease charge is zero after fifteen years.  This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2002, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund.  The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:
                                                 % of Average                                    % of Average
Subaccount                                        Net Assets                 Subaccount           Net Assets
-----------------------------------------------------------                  -------------------------------
Opportunity Growth                                   0.40%                   High Yield               0.40%
Mid Cap Growth                                       0.40%                   Income                   0.40%
World Growth                                         0.85%                   Money Market             0.40%
Growth                                               0.40%

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                           Opportunity      Mid Cap         World                          High                           Money
                              Growth        Growth          Growth         Growth          Yield          Income          Market
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000         1,427,420        779,803       1,199,812      1,410,130        835,601         444,471       1,908,149
    Units issued              434,054        538,357         464,913        440,812        261,945         228,261       2,704,001
    Units redeemed           (359,558)      (274,167)       (300,403)      (305,240)      (190,980)       (117,260)     (1,940,739)
                            ------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001         1,501,916      1,043,993       1,364,322      1,545,702        906,566         555,472       2,671,411
    Units issued              442,797        457,208         433,915        453,168        219,072         251,751       2,025,338
    Units redeemed           (390,573)      (291,219)       (355,490)      (400,922)      (226,372)       (160,542)     (1,681,443)
                            ------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2002         1,554,140      1,209,982       1,442,747      1,597,948        899,266         646,681       3,015,306
                            ======================================================================================================

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the LB Series Fund, Inc. were as follows:

                                                            Subaccounts
                          Opportunity      Mid Cap         World                          High                           Money
                             Growth        Growth          Growth        Growth           Yield          Income          Market
----------------------------------------------------------------------------------------------------------------------------------
For the year ended
  December 31, 2001
    Purchases              $2,811,943     $6,029,786     $3,908,494     $30,067,003     $5,869,410      $4,280,423      $3,762,855
    Sales                   1,026,789      1,026,571        575,339       2,519,344        999,647         448,147       2,077,492

For the year ended
  December 31, 2002
    Purchases              $1,440,687     $2,651,731     $1,703,764      $7,299,387     $4,026,915      $4,383,184      $2,856,992
    Sales                     970,679        536,711        851,743       4,292,263      1,661,648         894,528       2,060,714

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the two years in the period ended December 31, 2002, follows:

Subaccount                                2002             200         Subaccount                              2002         2001
----------------------------------------------------------------------------------------------------------------------------------
Opportunity Growth                                                     High Yield
Units                                   1,554,140       1,501,916      Units                                  899,266      906,566
Unit value                                  $7.50          $11.06      Unit value                              $23.28       $25.64
Net assets (in $millions)                   $11.7           $16.6      Net assets (in $millions)                $20.9        $23.2
Ratio of expenses to net assets (a)          0.60%           0.60%     Ratio of expenses to net assets (a)       0.60%        0.60%
Investment income ratio                      0.26%           0.32%     Investment income ratio                  12.41%       13.00%
Total Return                               (32.19)%        (18.51)%    Total Return                             (9.19)%      (4.18)%

Mid Cap Growth                                                         Income
Units                                   1,209,982       1,043,993      Units                                  646,681      555,472
Unit value                                 $10.91          $14.85      Unit value                              $29.88       $28.43
Net assets (in $millions)                   $13.2           $15.5      Net assets (in $millions)                $19.3        $15.8
Ratio of expenses to net assets (a)          0.60%           0.60%     Ratio of expenses to net assets (a)       0.60%        0.60%
Investment income ratio                      0.14%           0.40%     Investment income ratio                   5.77%        6.10%
Total Return                               (26.53)%        (20.23)%    Total Return                              5.11%        6.73%

World Growth                                                           Money Market
Units                                   1,442,747       1,364,322      Units                                3,015,306    2,671,411
Unit value                                  $9.32          $11.36      Unit value                               $2.09        $2.07
Net assets (in $millions)                   $13.5           $15.5      Net assets (in $millions)                 $6.3         $5.5
Ratio of expenses to net assets (a)          0.60%           0.60%     Ratio of expenses to net assets (a)       0.60%        0.60%
Investment income ratio                      0.52%           0.37%     Investment income ratio                   1.63%        3.74%
Total Return                               (17.93)%        (21.51)%    Total Return                              0.90%        3.38%

Growth
Units                                   1,597,948       1,545,702
Unit value                                 $39.18          $56.31
Net assets (in $millions)                   $62.6           $87.0
Ratio of expenses to net assets (a)          0.60%           0.60%
Investment income ratio                      0.60%           0.22%
Total Return                               (30.42)%        (19.62)%

(a) For the year ending December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract holder accounts through the redemption.

Financial Statements of Thrivent Financial, AAL and LB

Set forth on the following pages are the audited financial statements of Thrivent Financial, AAL and LB.

                                                   Thrivent Financial for Lutherans

                                                  Consolidated Financial Statements

                                                Years Ended December 31, 2002 and 2001

ERNST & YOUNG (logo)                                                               Ernst & Young, LLP
                                                                                   220 South Sixth Street, Ste. 1400
                                                                                   Minneapolis, MN  55402-4509
                                                                                   Phone:  (612) 343-1000
                                                                                   www.ey.com

                                                   Report of Independent Auditors

The Board of Directors
Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) (formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL)) as of December 31, 2002 and
2001, and the related consolidated statements of operations, changes in members' equity and cash flows for the years then ended.
These financial statements are the responsibility of Thrivent Financial's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the 2001 financial statements of LB which statements reflect total assets constituting 49% for 2001 of the related consolidated financial statement totals, which reflect total revenues constituting 44% of the related consolidated financial statement totals for the year then ended, and which reflect net income
(loss) constituting approximately (3)% of the related consolidated financial statement totals for the year then ended.  Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2002 and 2001, and the
consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

January 29, 2003

/s/ Ernst & Young, LLP
-----------------------------------
Ernst & Young, LLP

                                                   Thrivent Financial for Lutherans

                                                      Consolidated Balance Sheets

                                                                                                 December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (in Millions)

Assets
  Investments:
      Securities available for sale, at fair value
          Fixed maturities                                                                   $  26,793            $  21,101
          Equity securities                                                                      1,379                1,584
      Fixed maturities held to maturity, at amortized cost                                                            1,757
                                                                                                     -
      Mortgage loans                                                                             5,812                5,698
      Real estate                                                                                  119                  121
      Contract loans                                                                             1,272                1,276
      Short-term investments                                                                       667                  325
      Other investments                                                                            326                  414
                                                                                   -------------------- --------------------
      Total investments                                                                         36,368               32,276

  Cash and cash equivalents                                                                      1,753                1,303
  Accrued investment income                                                                        363                  346
  Deferred acquisition costs                                                                     1,723                1,934
  Other assets                                                                                     331                  261
  Separate account assets                                                                        7,354                9,777
                                                                                   -------------------- --------------------
Total Assets                                                                                 $  47,892            $  45,897
                                                                                   ==================== ====================

Liabilities and Members' Equity
  Contract liabilities and accruals:
      Future contract benefits                                                               $  10,836            $  10,047
      Unpaid claims and claim expenses                                                             186                  167
                                                                                   -------------------- --------------------
      Total contract liabilities and accruals                                                   11,022               10,214

  Contractholder funds                                                                          21,090               19,339
  Amounts due to brokers                                                                         2,169                  662
  Other liabilities                                                                                639                  609
  Liabilities related to separate accounts                                                       7,317                9,726
                                                                                   -------------------- --------------------
Total Liabilities                                                                               42,237               40,550

Members' Equity
  Retained earnings                                                                              4,850                5,142
  Accumulated other comprehensive income                                                           805                  205
                                                                                   -------------------- --------------------
Total Members' Equity                                                                            5,655                5,347
                                                                                   -------------------- --------------------
Total Liabilities and Members' Equity                                                        $  47,892            $  45,897
                                                                                   ==================== ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                                Consolidated Statements of Operations

                                                                                            Years ended December 31
                                                                                          2002                  2001
                                                                                   --------------------  --------------------
                                                                                                 (in Millions)
Revenue
      Insurance premiums                                                                     $   1,311             $   1,266
      Contract charges                                                                             529                   544
      Net investment income                                                                      2,180                 2,171
      Net realized investment gains (losses)                                                     (324)                    16
      Mutual fund and other revenue                                                                175                   188
                                                                                   --------------------  --------------------
Total revenue                                                                                    3,871                 4,185

Benefits and expenses
      Contract claims and other benefits                                                           929                   858
      Increase in contract reserves                                                                780                   773
      Interest credited                                                                          1,094                 1,128
      Surplus refunds                                                                              323                   344
                                                                                   --------------------  --------------------
      Total benefits                                                                             3,126                 3,103

      Underwriting, acquisition and insurance expenses                                             648                   578
      Amortization of deferred acquisition costs                                                   194                   168
      Fraternal benefits and expenses                                                              195                   201
                                                                                   --------------------  --------------------
      Total expenses                                                                             1,037                   947
                                                                                   --------------------  --------------------
Total benefits and expenses                                                                      4,163                 4,050
                                                                                   --------------------  --------------------

Net income (loss)                                                                            $   (292)              $    135
                                                                                   ====================  ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                        Consolidated Statements of Changes in Members' Equity

                                                                                     Accumulated
                                                                                        other                    Total
                                                             Retained               comprehensive              members'
                                                             earnings                  income                   equity
                                                       ---------------------  --------------------------  --------------------

                                                                                   (in millions)

Balance at January 1, 2001                                        $   5,007                   $      69             $   5,076

Comprehensive income
  Net income                                                            135                           -                   135
  Change in unrealized gains/losses
    on securities available for sale                                      -                         136                   136
                                                                                                          --------------------
Total comprehensive income                                                                                                271
                                                       ---------------------  --------------------------  --------------------
Balance at December 31, 2001                                          5,142                         205                 5,347

Comprehensive income
  Net loss                                                            (292)                           -                 (292)
  Change in unrealized gains/losses
    on securities available for sale                                      -                         615                   615
  Minimum pension liability adjustment                                    -                                              (15)
                                                                                                   (15)
                                                                                                          --------------------
Total comprehensive income                                                                                                308
                                                       ---------------------  --------------------------  --------------------
Balance at December 31, 2002                                      $   4,850                  $      805             $   5,655
                                                       =====================  ==========================  ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                                Consolidated Statements of Cash Flows

                                                                                           Years Ended December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                   -----------------------------------------
                                                                                                (in Millions)

Operating Activities:
      Net Income (loss)                                                                      $   (292)             $    135
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Increase in contract liabilities and accruals                                            809                  717
          Increase in contractholder funds                                                         443                  965
          Increase in deferred acquisition costs                                                  (25)                 (64)
          Realized losses (gains) on investments                                                   324                 (16)
          Provisions for amortization                                                               47                   39
          Changes in other assets and liabilities                                                 (13)                   69
                                                                                   -------------------- --------------------
      Net cash provided by operating activities                                                  1,293                1,845

Investing Activities:
      Securities available for sale:
          Purchases - fixed maturities                                                        (27,300)             (21,159)
          Sales, maturities and calls - fixed maturities                                        25,039               20,139
          Purchases - equities                                                                 (1,130)              (1,274)
          Sales - equities                                                                         957                1,029
      Securities held to maturity:
          Purchases - fixed maturities                                                                                (185)
                                                                                                     -
          Maturities and calls - fixed maturities                                                                       382
                                                                                                     -
      Mortgage loans funded                                                                      (724)                (926)
      Mortgage loans repaid                                                                        620                  564
      Contract loans, net                                                                                              (27)
                                                                                                     4
      Other                                                                                        381                (105)
                                                                                   -------------------- --------------------
      Net cash used in investing activities                                                    (2,153)              (1,562)

Financing Activities:
      Universal life and investment contract receipts                                            2,196                1,437
      Universal life and investment contract withdrawals                                         (886)              (1,366)
                                                                                   -------------------- --------------------
      Net cash provided by financing activities                                                  1,310                   71
                                                                                   -------------------- --------------------
Net increase in cash and cash equivalents                                                          450                  354
Cash and cash equivalents, beginning of year                                                     1,303                  949
                                                                                   -------------------- --------------------
Cash and cash equivalents, end of year                                                       $   1,753            $   1,303
                                                                                   ==================== ====================

See accompanying notes.

                                                   Thrivent Financial for Lutherans

                                              Notes to Consolidated Financial Statements

                                                          December 31, 2002

Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Lutheran Brotherhood (LB) completed a merger with and into Aid Association for Lutherans (AAL).  The merged organization began operating by its new name, Thrivent Financial for Lutherans (Thrivent Financial), midyear after the new name was approved by its members and appropriate regulators.  Until that time, the legal name of the organization was AAL, although it did business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB).  Thrivent Financial, a fraternal benefit society, provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states.  Thrivent Financial members are served by financial associates across the country and are offered ancillary financial services through various Thrivent Financial subsidiaries and affiliates.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").  The merger has been accounted for as a pooling of interests transaction, and as such the 2001 financial statements give retroactive effect to the merger of LB with and into AAL and include AAL's and LB's financial information as if LB had always been part of AAL.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiary, Thrivent Financial
Holdings, Inc., which is the parent company of a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency.  All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments
Fixed maturity securities that Thrivent Financial has both the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost.  All other fixed maturity securities and marketable equity securities are classified as available-for-sale and carried at fair value.  Unrealized gains and losses on securities classified as available-for-sale are carried, net of deferred acquisition costs, as a component of accumulated other comprehensive income.  When there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings as a realized investment loss.

On January 1, 2001, Thrivent Financial adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative
Instruments and Hedging Activities".  Statement No. 133 requires Thrivent Financial to recognize all derivative instruments on the balance sheet at fair value.  Because of Thrivent Financial's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or retained earnings of Thrivent Financial.  However, as allowed by Statement No. 133, as of January 1, 2001, Thrivent Financial transferred $871 million of its 'held to maturity' securities to the available for sale category.  In conjunction with the business combination, Thrivent Financial transferred its remaining held to maturity securities with book value of $1.8 billion to the available for sale category on January 1, 2002. The effect of these transfers on accumulated other comprehensive income is described in Note 2.

The cost of fixed maturity investments is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method.  Such amortization or accretion is included in net investment income.

Realized investment gains and losses on the sale of investments are recognized in the Consolidated Statements of Operations using the specific identification method.

Mortgage loans generally are stated at their unpaid principal balances adjusted for premium and discount amortization and an allowance for uncollectible balances.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful life of the property.  Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Contract loans are generally valued at the aggregate unpaid balances.  Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

Securities loaned under Thrivent Financial's securities lending agreement are stated in the  Consolidated Balance Sheets at amortized cost or fair market value, consistent with Thrivent Financial's classifications of such securities as held to maturity or available for sale.  Thrivent Financial measures the fair value of securities loaned against the collateral received on a daily basis.  Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits.  Such costs include commissions, selling, selection and contract issue expenses.  For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.  Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Contract Liabilities and Accruals
Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.  Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions.  For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health contracts.
These reserves are based on past experience and applicable morbidity tables.  Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Contractholder Funds
Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk.  Fees charged on separate account contractholder deposits are included in contract charges.  Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets.  Operating results of the separate accounts are not included in the Consolidated Statements of Operations.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period.  Expenses include interest credited to contract account balances and benefits incurred in excess of contract
account balances.  Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Surplus Refunds
Surplus refunds are recognized over the contract year and are reflected in the Consolidated Statements of Operations.  The majority of life insurance contracts, except for universal life and term contracts, begin to receive surplus refunds at the end of the second contract year.  Surplus refunds are not currently being paid on most interest-sensitive and health insurance contracts.  Surplus refund
scales are approved annually by Thrivent Financial's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial's fraternal character.  This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants.  Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consist primarily of concessions and investment advisory fees.

Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision for income taxes has been made.  Thrivent Financial's subsidiary, Thrivent Financial Holdings, Inc. and its subsidiaries file a consolidated federal income tax return.  Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The provision for income taxes recorded in the Consolidated Statements of Operations consisted of federal and state income tax expense (benefit) of ($8) million and $3 million for the years ended December 31, 2002 and 2001, respectively.  At December 31, 2002 and 2001, Thrivent Financial Holdings, Inc. had recorded a net deferred federal income tax liability of $37 million and $41 million, respectively.  The deferred tax liability arises from the temporary differences related primarily to reserves held for future benefits, unrealized investment gains on securities available for sale and deferred acquisitions costs as computed for financial statement and tax return purposes.

Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation.

                                                   Thrivent Financial for Lutherans

                                        Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments

Thrivent Financial's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                       Gross              Gross          Estimated
                                                  Amortized          Unrealized         Unrealized          Fair
                                                    Cost               Gains             Losses            Value
                                              ------------------ ------------------- ---------------- -----------------
                                                                           (In Millions)
Available for sale securities at
  December 31, 2002:
    Fixed maturity securities:
     Loan-backed obligations of U.S.
       Government corporations
       and agencies                                     $ 5,680              $  145           $    -           $ 5,825
     U.S. Treasury securities and non-
       loan-backed obligations of U.S.
       Government corporations and
       agencies                                             948                  59                              1,007
                                                                                                   -
     Corporate and other bonds                           14,635               1,093            (188)            15,540
     Mortgage & asset-backed securities                   4,220                 215                              4,421
                                                                                                (14)
                                              ------------------ ------------------- ---------------- -----------------
     Total fixed maturity securities                     25,483               1,512            (202)            26,793
    Equity securities                                     1,567                  68            (256)             1,379
                                              ------------------ ------------------- ---------------- -----------------
Total                                                  $ 27,050             $ 1,580         $  (458)          $ 28,172
                                              ================== =================== ================ =================

                                                                            Gross                Gross            Estimated
                                                     Amortized            Unrealized           Unrealized           Fair
                                                       Cost                 Gains               Losses              Value
                                                 ------------------  --------------------  ------------------ ------------------
                                                                                 (In Millions)
Available for sale securities at
  December 31, 2001:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                     $   5,334               $    57           $    (19)          $   5,372
      U.S. Treasury securities and non-
        loan-backed obligations of U.S.
        Government corporations and
        agencies                                                                      28
                                                               670                                       (2)                696
      Corporate and other bonds                             11,888                   318                                 12,002
                                                                                                       (204)
      Mortgage & asset-backed securities                                              84
                                                             2,965                                      (18)              3,031
                                                 ------------------  --------------------  ------------------ ------------------
      Total fixed maturity securities                       20,857                   487                                 21,101
                                                                                                       (243)
    Equity securities                                                                242
                                                             1,554                                     (212)              1,584
                                                 ------------------  --------------------  ------------------ ------------------
Total                                                    $  22,411              $    729            $  (455)          $  22,685
                                                 ==================  ====================  ================== ==================

Held to maturity securities at
  December 31, 2001:
    Fixed maturity securities:
      U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies                          $    16               $     1             $     -            $    17
      Corporate bonds                                                                 52
                                                             1,741                                       (8)              1,785
                                                 ------------------  --------------------  ------------------ ------------------
Total                                                    $   1,757               $    53            $    (8)          $   1,802
                                                 ==================  ====================  ================== ==================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                  Available for Sale
                                                                                           ----------------------------------
                                                                                             Amortized            Fair
                                                                                                Cost             Value
                                                                                           ---------------  -----------------
                                                                                                   (in millions)

Due in one year or less                                                                            $  700             $  705
Due after one year through five years                                                               6,494              6,844
Due after five years through ten years                                                              5,921              6,322
Due after ten years                                                                                 2,468              2,676
                                                                                           ---------------  -----------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                                                               15,583             16,547
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                                                                          5,680              5,825
Mortgage and asset-backed securities                                                                4,220              4,421
                                                                                           ---------------  -----------------
Total fixed maturity securities                                                                   $25,483           $ 26,793
                                                                                           ===============  =================

Major categories of Thrivent Financial's investment income are summarized as follows :

                                                                                                 Years Ended December 31
                                                                                                2002               2001
                                                                                           ---------------  -------------------
                                                                                                      (in Millions)

Fixed maturity securities                                                                         $ 1,503              $ 1,487
Equity securities                                                                                      29                   29
Mortgage loans                                                                                        445                  446
Investment real estate                                                                                 32                   32
Contract loans                                                                                         87                   86
Other invested assets                                                                                 111                  114
                                                                                           ---------------  -------------------
Gross investment income                                                                             2,207                2,194
Investment expenses                                                                                    27                   23
                                                                                           ---------------  -------------------
Net investment income                                                                             $ 2,180              $ 2,171
                                                                                           ===============  ===================

Thrivent Financial's realized gains and losses on investments are summarized as follows:

                                                                                              Years Ended December 31
                                                                                               2002              2001
                                                                                         -----------------  ----------------
                                                                                                   (in Millions)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                                                                      $  207            $  210
         Gross realized losses                                                                      (379)             (221)
      Equity securities:
         Gross realized gains                                                                          99               134
         Gross realized losses                                                                      (255)             (134)
Other investments, net                                                                                  4
                                                                                                                         27
                                                                                         -----------------  ----------------
Net realized investment gains (losses)                                                           $  (324)            $   16
                                                                                         =================  ================

During 2002, Thrivent Financial recorded realized investment losses for declines in value that were deemed other than temporary on fixed maturity and equity securities totaling $132 million and $84 million, respectively.

Proceeds from sales of investments in bonds (net of maturities, prepayments and calls) were $21.8 billion and $18.0 billion in 2002 and 2001, respectively.  Gross gains of $204 million and $203 million and gross losses of $254 million and $208 million were realized on those sales in 2002 and 2001, respectively.

Net unrealized gains/losses on securities available for sale credited directly to members' equity as accumulated other comprehensive income were as follows:
                                                                                                     December 31
                                                                                               2002              2001
                                                                                         -----------------  ----------------
                                                                                                   (in Millions)

Fair value adjustment to available for sale securities                                            $ 1,122            $  271
Deferred acquisition costs                                                                          (302)
                                                                                                                       (66)
                                                                                         -----------------  ----------------
Net unrealized gains on available for sale securities                                              $  820            $  205
                                                                                         =================  ================

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale is as follows:

                                                                                                Years Ended December 31
                                                                                               2002                2001
                                                                                         -----------------  -------------------
                                                                                                     (in Millions)

Fixed maturity securities available for sale                                                      $ 1,024               $  396
Effect of transfer of held to maturity securities to
      available for sale (Note 1)                                                                      45                   18
Equity securities available for sale                                                                (218)                (203)
Change in deferred acquisition costs                                                                (236)                 (75)
                                                                                         -----------------  -------------------
                                                                                                   $  615               $  136
                                                                                         =================  ===================

The net change in unrealized gains/losses on securities available for sale is reported net of the reclassification adjustment as follows:

                                                                                               Years Ended December 31
                                                                                               2002              2001
                                                                                         -----------------  ----------------
                                                                                                   (in Millions)
Unrealized gains/losses on securities
  available for sale                                                                               $  943            $  147
    Less:  reclassification adjustment for realized
      losses included in net income                                                                   328
                                                                                                                         11
                                                                                         -----------------  ----------------
Change in unrealized gains/losses on
  securities available for sale                                                                    $  615            $  136
                                                                                         =================  ================

Thrivent Financial invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties. Thrivent Financial manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types.  The unpaid principal balances of mortgage loans were as follows:

                                                                                                      December 31
                                                                                                 2002             2001
                                                                                            ---------------- ----------------
                                                                                                     (in Millions)
Mortgage loans:
      Residential and commercial                                                                    $ 5,179          $ 5,097
      Loans to Lutheran Churches                                                                        705              683
                                                                                            ---------------- ----------------

        Total mortgage loans                                                                        $ 5,884          $ 5,780
                                                                                            ================ ================

The following table presents changes in the allowance for credit losses:

                                                                                               Years Ended December 31
                                                                                                2002              2001
                                                                                         ------------------- ----------------
                                                                                                    (in Millions)

Balance at beginning of year                                                                        $    82            $  89
Provisions for credit losses (credit)                                                                  (10)              (7)
                                                                                         ------------------- ----------------
Balance at end of year                                                                              $    72            $  82
                                                                                         =================== ================

Thrivent Financial's investment in mortgage loans includes $60 million and $96 million of loans that are considered to be impaired at December 31, 2002 and 2001, respectively, for which the related allowance for credit losses are $10 million and $15 million at
December 31, 2002 and 2001, respectively.  The average recorded investment in impaired loans during the years ended December 31,
2002 and 2001, was $80 million and $103 million, respectively.  Thrivent Financial recorded interest income, using the cash method, on impaired loans of $4 million and $7 million for 2002 and 2001, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                                               Years Ended December 31
                                                                                               2002               2001
                                                                                         -----------------  -----------------
                                                                                                    (in Millions)

Balance at beginning of year                                                                      $ 1,934            $ 1,945
Capitalization of acquisition costs                                                                   219                232
Acquisition costs amortized                                                                         (194)              (168)
Change due to unrealized investment gains (losses)                                                  (236)               (75)
                                                                                         -----------------  -----------------

Balance at end of year                                                                            $ 1,723            $ 1,934
                                                                                         =================  =================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

Thrivent Financial offers noncontributory defined retirement plans to substantially all home office and field employees.
Additionally, Thrivent Financial provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in the consolidated financial statements and the plans' funding status:

                                                           Retirement Plans                     Other Benefits
                                                                               December 31
                                                       2002                2001              2002              2001
                                                 ------------------  ----------------- -----------------  ---------------
                                                                              (In Millions)
Projected benefit obligation for
  services rendered to date                                $   524             $  478            $   75            $  73
Plan assets at fair value                                      402                453
                                                                                                      -                -
                                                 ------------------  ----------------- -----------------  ---------------
Funded status of the plan                                $   (122)           $   (25)          $   (75)          $  (73)
                                                 ==================  ================= =================  ===============

Accumulated benefit obligation                             $   444             $  390            $   75            $  73
                                                 ==================  ================= =================  ===============

Accrued liability included in
  consolidated balance sheets                               $   42             $   17            $   71            $  65
                                                 ==================  ================= =================  ===============

At December 31, 2002, the accumulated benefit obligation of one of Thrivent Financial's retirement plans exceeds the fair value of plan assets.  As a result, Thrivent Financial has accrued a minimum pension liability of $15 million with a corresponding reduction in accumulated other comprehensive income.

The following summarizes certain assumptions and activity included in the preceding schedules:

                                                            Retirement Plans                            Other Benefits
                                                                               Year Ended December 31
                                                       2002                  2001                  2002                  2001
                                                 ------------------    ------------------    ------------------     ---------------

Discount rate                                          7.0%                7.0-7.5%                7.0%                  7.5%
Expected return on plan assets                         9.0%                8.5-9.0%                  -                     -
Rate of compensation increase                          5.0%                  5.0%                    -                     -
Health care trend rate                                   -                     -                     -                   6.0%
Initial health care trend rate                           -                     -                   10.0%                   -
Ultimate health care trend rate -
  reached in 2008                                        -                     -                   5.0%                    -

                                                  Retirement Plans                                Other Benefits
                                                                     Years ended December 31
                                            2002                    2001                    2002                  2001
                                     --------------------    --------------------    --------------------   ------------------
                                                                          (In Millions)

Benefit cost                                     $    10                 $     6                 $    10               $    9
Employer contributions                                 -                       3                       4                    2
Employee contributions                                 5                       3                       2                    1
Benefits paid                                         21                      19                       5                    3

During 2002, certain eligible employees were given a one-time choice between two different retirement programs.  Employees could either remain in the current traditional retirement program or elect to move to a new program.  The current traditional plan focuses on retirement income, whereas the new plan focuses on capital accumulation and portability.  All new hires will be covered under the new plan.  In addition, three defined benefit retirement plans were merged into one retirement plan, and three 401(K) savings plans were merged into one 401(K) savings plan on December 31, 2002.

At December 31, 2002 and 2001, $148 million and $151 million, respectively of the retirement plans assets were held on deposit with
Thrivent Financial and invested in corporate bonds, mortgage loans and equity securities through a deposit administration fund, which is part of the general assets of Thrivent Financial.  The related retirement liabilities of $167 million and $156 million at
December 31, 2002 and 2001, respectively, are included in future contract benefits and other liabilities in the Consolidated Balance
Sheets.

Thrivent Financial also has noncontributory defined contribution retirement plans (as defined under Internal Revenue Code section
401(k)) which cover substantially all home office and field employees and a noncontributory non-qualified deferred compensation plan which covers certain of its general agents.

At December 31, 2002 and 2001, approximately $157 million and $152 million, respectively, of the defined contribution retirement plans' assets were held by Thrivent Financial and the remaining plan assets were held in separate trusts.  An accrued liability of
$157 million and $152 million was included in future contract benefits at December 31, 2002 and 2001, respectively, for the portion of plan assets held by Thrivent Financial. Expenses related to the defined contribution retirement plans for the year ended December
31, 2002 and 2001 were $17 million and $18 million, respectively.  Accumulated vested deferred compensation benefits at December 31,
2002 and 2001 totaled $75 million and $71 million, respectively, and are included in other liabilities.

Note 5.  Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities.  Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual which was adopted by the primary states regulating Thrivent Financial.  The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows:  (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of members' equity, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future contract benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to members' equity and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of members'
equity rather than as a liability; (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the contractholders' accounts rather than including as revenues the premiums received on these contracts; (g) expenses include interest added to the contractholders' accounts rather than reserve changes related to the
investment portion of these contracts;               (h) subsidiaries are consolidated rather than being recorded on an equity basis; and (i) benefit reserves are net level or account value rather than modified reserve bases, such as the Commissioner's
Reserve Valuation Method.

Summarized statutory-basis financial information for Thrivent Financial is as follows:

                                                                                                 December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (in Millions)

Assets                                                                                       $  41,205            $  39,256
                                                                                   ==================== ====================

Liabilities                                                                                  $  38,561            $  36,262
Unassigned funds                                                                                 2,644                2,994
                                                                                   -------------------- --------------------
Total liabilities and unassigned funds                                                       $  41,205            $  39,256
                                                                                   ==================== ====================

                                                                                            Year ended December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (in Millions)

Gain from operations before net realized capital losses                                         $    1              $    39
Net realized capital losses                                                                      (333)                 (54)
                                                                                   -------------------- --------------------
      Net loss from operations                                                                   (332)                 (15)

Total other changes                                                                               (18)                 (25)
                                                                                   -------------------- --------------------

Net change in unassigned surplus                                                             $   (350)             $   (40)
                                                                                   ==================== ====================

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Note 6.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Short-term Investments
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services.  All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.  The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.  Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.  Estimated fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities
The fair values for Thrivent Financial's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.  These amounts are included in contractholder funds in the accompanying Consolidated Balance Sheets.

The carrying value and estimated fair value of Thrivent Financial's financial instruments are as follows:

                                                              2002                                  2001
                                                  ------------------------------------  ------------------------------------
                                                      Carrying          Estimated           Carrying          Estimated
                                                       Value            Fair Value           Value            Fair Value
                                                  -----------------  -----------------  -----------------  -----------------
                                                                                (in Millions)
Financial Assets:
      Fixed maturities                                    $ 26,793           $ 26,793           $ 22,858           $ 22,903
      Equity securities                                      1,379              1,379              1,584              1,584
      Mortgage loans                                         5,812              6,507              5,698              5,968
      Short-term investments                                   667                667                325                325
      Cash and cash equivalents                              1,753              1,753              1,303              1,303
      Contract loans                                         1,272              1,272              1,276              1,276
      Separate account assets                                7,354              7,354              9,777              9,777

Financial Liabilities:
      Deferred annuities                                    11,340             11,254             10,175             10,119
      Separate account liabilities                           7,317              7,317              9,726              9,726
      Other                                                  1,441              1,437              1,408              1,404

Note 7.  Commitments and Contingent Liabilities

Thrivent Financial is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Also,
Thrivent Financial has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent
Financial, which appear to be similar to claims asserted in class actions brought against many other life insurers.  These matters are sometimes referred to as market conduct lawsuits.  Thrivent Financial believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed.  While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of Thrivent Financial.

Contingent liabilities arising from litigation, tax, commitments to provide capital to subsidiaries and other matters are not considered material in relation to the financial position of Thrivent Financial.  Thrivent Financial has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of a guarantee of a letter of credit, Thrivent Financial is obligated to advance a maximum of $45 million if an
Appleton, Wisconsin based civic organization is unable to make timely payments on its debt.  Thrivent Financial's guarantee is secured by the civic organization's assets that include all funds held by the organization to support the debt and the organization's building.  Thrivent Financial would acquire these assets in the event of default.

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $169 million and $228 million at
December 31, 2002 and 2001, respectively.  Commitments to purchase other invested assets were $310 million and $132 million at
December 31, 2002 and 2001, respectively.

Note 8.  Business Combination

On January 1, 2002 LB merged with and into AAL in a pooling-of-interests transaction and accordingly all 2001 financial information has been restated to include the historical information of both companies.

Separate company financial information reported on a condensed basis for 2001 was as follows:

                                                                       December 31, 2001
                                                                         (in millions)
Total assets at year end
      AAL                                                                   $ 23,478
      LB                                                                      22,419
                                                                       -------------------
                                                                       -------------------
         Total                                                              $ 45,897
                                                                       ===================

                                                                           Year Ended
                                                                       December 31, 2001
                                                                         (in millions)
Net income
      AAL                                                                     $ 139
      LB                                                                         (4)
                                                                       -------------------
                                                                       -------------------
         Total                                                                $ 135
                                                                       ===================

Integration costs incurred during 2002 associated with the merger include $47 million related to severance and other employee-related charges and $48 million of other charges.  Of these amounts, $18 million was accrued at December 31, 2002.

                                                   Aid Association for Lutherans

                                                 Consolidated Financial Statements

                                               Years ended December 31, 2000 and 1999

                                                   Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2000 and
1999, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for the years then ended.  These financial statements are the responsibility of AAL's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

January 24, 2001
except for Note 8, for which the date is
January 1, 2002

/s/ Ernst & Young, LLP
--------------------------------------------
Ernst & Young, LLP
Milwaukee, WI

                                                   Aid Association for Lutherans

                                                    Consolidated Balance Sheets

                                                                                                     December 31
                                                                                             2000                   1999
                                                                                      --------------------  ---------------------
                                                                                                    (In Millions)

Assets
  Investments:
       Securities available for sale, at fair value
            Fixed maturities                                                                     $ 11,281               $  9,952
            Equity securities                                                                         825                    849
       Fixed maturities held to maturity, at amortized cost                                         2,810                  3,261
       Mortgage loans                                                                               3,092                  3,151
       Real estate                                                                                     45                     62
       Certificate loans                                                                              501                    494
       Other invested assets                                                                           67                     10
                                                                                      --------------------  ---------------------
       Total investments                                                                           18,621                 17,779

  Cash and cash equivalents                                                                           200                    243
  Premiums and fees receivable                                                                         47                     22
  Accrued investment income                                                                           222                    212
  Deferred acquisition costs                                                                          764                    807
  Property and equipment                                                                               88                     89
  Assets held in separate accounts                                                                  2,164                  2,002
  Other assets                                                                                          6                      4
                                                                                      --------------------  ---------------------
Total Assets                                                                                     $ 22,112               $ 21,158
                                                                                      ====================  =====================

Liabilities and Certificateholders' Surplus
  Certificate liabilities and accruals:
       Future certificate benefits                                                               $  3,155               $  2,970
       Unpaid claims and claim expenses                                                               119                     84
                                                                                      --------------------  ---------------------
       Total certificate liabilities and accruals                                                   3,274                  3,054

  Certificateholder funds                                                                          13,874                 13,582
  Liabilities related to separate accounts                                                          2,164                  2,002
  Other liabilities                                                                                   176                    166
                                                                                      --------------------  ---------------------
Total Liabilities                                                                                  19,488                 18,804

Certificateholders' Surplus
  Accumulated surplus                                                                               2,591                  2,363
  Accumulated other comprehensive income (deficit)                                                     33                    (9)
                                                                                      --------------------  ---------------------
Total Certificateholders' Surplus                                                                   2,624                  2,354
                                                                                      --------------------  ---------------------
Total Liabilities and Certificateholders' Surplus                                                $ 22,112               $ 21,158
                                                                                      ====================  =====================

See accompanying notes.

                                                   Aid Association for Lutherans

                                                 Consolidated Statements of Income

                                                                                                Years Ended December 31
                                                                                              2000                   1999
                                                                                      ---------------------  ---------------------
                                                                                                     (In Millions)

Revenue
       Insurance premiums                                                                          $   470                $   419
       Insurance charges                                                                               318                    307
       Net investment income                                                                         1,330                  1,266
       Net realized investment gains                                                                    94                    103
       Other revenue                                                                                   110                     96
                                                                                      ---------------------  ---------------------
Total revenue                                                                                        2,322                  2,191

Benefits and expenses
       Certificate claims and other benefits                                                           431                    383
       Increase in certificate reserves                                                                197                    184
       Interest credited                                                                               840                    809
       Surplus refunds                                                                                 120                    115
                                                                                      ---------------------  ---------------------
       Total benefits                                                                                1,588                  1,491

       Underwriting, acquisition and insurance expenses                                                378                    355
       Fraternal benefits and expenses                                                                 128                    119
                                                                                      ---------------------  ---------------------
       Total expenses                                                                                  506                    474
                                                                                      ---------------------  ---------------------
Total benefits and expenses                                                                          2,094                  1,965
                                                                                      ---------------------  ---------------------
Net income                                                                                         $   228                $   226
                                                                                      =====================  =====================

See accompanying notes.

                                                   Aid Association for Lutherans

                                 Consolidated Statements of Changes in Certificateholders' Surplus

                                                                                     Accumulated
                                                                                        other                     Total
                                                             Accumulated             comprehensive         certificateholders'
                                                               surplus              income (deficit)             surplus
                                                        ----------------------  --------------------------------------------------

                                                                                      (In Millions)

Balance at January 1, 1999                                          $   2,137                 $    411                  $   2,548

Comprehensive loss
  Net income                                                              226                        -                        226
  Change in unrealized gains/losses
    on securities available for sale  *                                     -                    (420)                      (420)
                                                                                                         -------------------------
Total comprehensive loss                                                                                                    (194)
                                                        ----------------------  -----------------------  -------------------------

Balance at December 31, 1999                                            2,363                      (9)                      2,354

Comprehensive income
  Net income                                                              228                        -                        228
  Change in unrealized gains/losses
    on securities available for sale  *                                     -                       42                         42
                                                                                                         -------------------------
Total comprehensive income                                                                                                    270
                                                        ----------------------  -----------------------  -------------------------
Balance at December 31, 2000                                        $   2,591                  $    33                  $   2,624
                                                        ======================  =======================  =========================

*  Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:

                                                                                         2000                      1999
                                                                                -----------------------  -------------------------
Unrealized gains/losses on securities
  available for sale                                                                          $    214                 $    (237)
    Less:  reclassification adjustment for realized
      gains included in net income                                                                 172                        183
                                                                                -----------------------  -------------------------
Change in unrealized gains/losses on
  securities available for sale                                                                $    42                 $    (420)
                                                                                =======================  =========================

See accompanying notes.

                                                   Aid Association for Lutherans

                                               Consolidated Statements of Cash Flows

                                                                                               Years Ended December 31
                                                                                             2000                   1999
                                                                                      --------------------  ---------------------
                                                                                                    (In Millions)

Operating Activities:
       Net Income                                                                                 $   228                $   226
       Adjustments to reconcile net income to net cash
         provided by operating activities:
            Increase in certificate liabilities and accruals                                          220                    156
            Increase in certificateholder funds                                                       506                    488
            Increase in deferred acquisition costs                                                   (17)                   (24)
            Realized gains on investments                                                            (94)                  (103)
            Provisions for amortization and depreciation                                               18                     19
            Changes in other assets and liabilities                                                   (1)                      9
                                                                                      --------------------  ---------------------
       Net cash provided by operating activities                                                      860                    771

Investing Activities:
       Securities available for sale:
            Purchases - fixed maturities                                                          (3,518)                (3,839)
            Sales - fixed maturities                                                                1,625                  1,449
            Maturities and calls- fixed maturities                                                    790                    972
            Purchases - equities                                                                    (768)                  (580)
            Sales - equities                                                                          732                    636
       Securities held to maturity:
            Purchases                                                                               (156)                   (82)
            Maturities and calls                                                                      616                    730
       Mortgage loans funded                                                                        (184)                  (249)
       Mortgage loans repaid                                                                          266                    266
       Certificate loans, net                                                                         (7)                      6
       Other                                                                                         (85)                   (51)
                                                                                      --------------------  ---------------------
       Net cash used in investing activities                                                        (689)                  (742)

Financing Activities:
       Universal life and investment contract receipts                                              1,045                  1,028
       Universal life and investment contract withdrawals                                         (1,259)                (1,046)
                                                                                      --------------------  ---------------------
       Net cash used in financing activities                                                        (214)                   (18)
                                                                                      --------------------  ---------------------
Net increase (decrease) in cash and cash equivalents                                                 (43)                     11
Cash and cash equivalents, beginning of year                                                          243                    232
                                                                                      --------------------  ---------------------
Cash and cash equivalents, end of year                                                            $   200                $   243
                                                                                      ====================  =====================

See accompanying notes.

                                                   Aid Association for Lutherans

                                             Notes to Consolidated Financial Statements

                                                         December 31, 2000

Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
Aid Association for Lutherans (AAL) is the nation's largest fraternal benefit society in terms of assets and individual life insurance in force.  It provides its 1.8 million members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states.  AAL members are served by approximately 1,800 district representatives across the country and are offered ancillary services through various
AAL subsidiaries and affiliates.  Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and personal asset management, administrative and other trust services are offered to the general public by AAL Trust Company, FSB (AALTC).
CMC and AALTC are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary.  Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALTC and North Meadows Investment Ltd.  All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent.
Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity.  Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income.  The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method.  That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation.  Depreciation is computed using the straight-line method over the estimated useful life of the property.  Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances.  Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale.  AAL measures the fair value of securities loaned against the collateral received on a daily basis.  Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits.  Such costs include commissions, selling, selection and certificate issue expenses.
For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.  Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Property and Equipment
Property and equipment are recorded at cost less accumulated depreciation.  The cost of property and equipment is depreciated using the straight-line method over the estimated useful lives.  Accumulated depreciation was $111,000,000 and $102,000,000 at
December 31, 2000 and 1999, respectively.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.  Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.  Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6%
for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges.  The average interest rate credited to account balances in 2000 was 7.2% for universal life, 5.9% for portfolio-average deferred annuities, and ranged from 4.5% to 7.4% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions.  For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates.  These reserves are based on past experience and applicable morbidity tables.  Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk.  Fees charged on separate account certificateholder deposits are included in insurance charges.  Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets.  Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period.  Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances.  Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income.  The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year.  Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates.  Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character.  This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants.
Expenses, such as those necessary to maintain the branch system, are also included.

Other Revenue
Other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, income earned by AAL is generally exempt from taxation.  AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's consolidated financial statements.

Recent Pronouncements
In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities, which is effective for fiscal years beginning after June 15, 2000.  Because of AAL's minimal involvement with options and other instruments classified by the statement as embedded derivatives (convertible bonds, convertible preferred stocks, and remarketable put bonds), management does not anticipate that the adoption of the new statement will have a significant effect on earnings or the financial position of
AAL.

Note 2.  Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                     Gross              Gross            Estimated
                                               Amortized           Unrealized         Unrealized            Fair
                                                Cost                 Gains              Losses             Value
                                        ---------------------   ----------------- -------------------------------------
                                                                        (In Millions)
Available for sale securities at
  December 31, 2000:
    Fixed maturity securities:
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                                $ 2,431               $  14          $ (23)               $ 2,422
       Obligations of other
         governments, states and
         political subdivisions                           17                   -               -                    17
       Corporate bonds                                 7,216                  91           (224)                 7,083
       Mortgage & asset-backed                         1,734                  31             (6)                 1,759
     securities
                                        ---------------------   ----------------- ---------------     -----------------
       Total fixed maturity securities                11,398                 136           (253)                11,281
    Equity securities                                    696                 175            (46)                   825
                                        ---------------------   ----------------- ---------------     -----------------
Total                                               $ 12,094               $ 311         $ (299)              $ 12,106
                                        =====================   ================= ===============     =================

Held to maturity securities at
  December 31, 2000:
    Fixed maturity securities:
       U.S. Treasury securities and
         non-loan-backed obligations
         of U.S. Government
         corporations and agencies                    $  143                $  7           $   -                $  150
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                                    107                   2               -                   109
       Obligations of other
         governments, states and
         political subdivisions                           39                   -               -                    39
       Corporate bonds                                 2,214                  53            (21)                 2,246
       Mortgage & asset-backed                           307                   6             (1)                   312
     securities
                                        ---------------------   ----------------- ---------------     -----------------
Total                                                $ 2,810               $  68          $ (22)               $ 2,856
                                        =====================   ================= ===============     =================

                                                                  Gross                 Gross                 Estimated
                                             Amortized            Unrealized            Unrealized              Fair
                                              Cost                Gains                   Losses                 Value
                                        ------------------   -----------------    ------------------------------------------
                                                                           (In Millions)
Available for sale securities at
  December 31, 1999:
    Fixed maturity securities:
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                             $ 2,182               $   -                $ (86)                 $ 2,096
       Obligations of other
         governments, states and
         political subdivisions                        17                   -                     -                      17
       Corporate bonds                              6,585                  14                 (267)                   6,332
       Mortgage & asset-backed                      1,542                   1                  (36)                   1,507
     securities
                                        ------------------   -----------------    ------------------      ------------------
       Total fixed maturity securities             10,326                  15                 (389)                   9,952
    Equity securities                                 565                 299                  (15)                     849
                                        ------------------   -----------------    ------------------      ------------------
Total                                            $ 10,891               $ 314               $ (404)                $ 10,801
                                        ==================   =================    ==================      ==================

Held to maturity securities at
  December 31, 1999:
    Fixed maturity securities:
       U.S. Treasury securities and
         non-loan-backed obligations
         of U.S. Government
         corporations and agencies                 $  165                $  3                $  (5)                  $  163
       Loan-backed obligations of U.S.
         Government corporations
         and agencies                                 128                   3                   (1)                     130
       Obligations of other
         governments, states and
         political subdivisions                        48                   -                   (1)                      47
       Corporate bonds                              2,525                  43                  (48)                   2,520
       Mortgage & asset-backed                        395                   4                   (4)                     395
     securities
                                        ------------------   -----------------    ------------------      ------------------
Total                                             $ 3,261               $  53                $ (59)                 $ 3,255
                                        ==================   =================    ==================      ==================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2000, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              Available for Sale                       Held to Maturity
                                                     -------------------------------------   -------------------------------------
                                                        Amortized              Fair             Amortized             Fair
                                                           Cost               Value                Cost               Value
                                                     -----------------   -----------------   -----------------  ------------------
                                                                                    (In Millions)

Due in one year or less                                        $  299              $  306              $  139              $  136
Due after one year through five years                           4,471               4,363               1,161               1,180
Due after five years through ten years                          2,210               2,184                 640                 652
Due after ten years                                               253                 247                 456                 467
                                                     -----------------   -----------------   -----------------  ------------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                            7,233               7,100               2,396               2,435
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                                      2,431               2,422                 107                 109
Mortgage and asset-backed securities                            1,734               1,759                 307                 312
                                                     -----------------   -----------------   -----------------  ------------------
Total fixed maturity securities                               $11,398             $11,281             $ 2,810             $ 2,856
                                                     =================   =================   =================  ==================

Major categories of AAL's investment income are summarized as follows:

                                                                                                   Years Ended December 31
                                                                                                   2000               1999
                                                                                             -----------------  ------------------
                                                                                                        (In Millions)

Fixed maturity securities                                                                             $ 1,001              $  942
Equity securities                                                                                          21                  13
Mortgage loans                                                                                            259                 270
Investment real estate                                                                                     10                  11
Certificate loans                                                                                          35                  35
Other invested assets                                                                                      13                   5
                                                                                             -----------------  ------------------
Gross investment income                                                                                 1,339               1,276
Investment expenses                                                                                         9                  10
                                                                                             -----------------  ------------------
Net investment income                                                                                 $ 1,330             $ 1,266
                                                                                             =================  ==================

AAL's realized gains and losses on investments are summarized as follows:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  -------------------
                                                                                                      (In Millions)
Securities available for sale:
       Fixed maturity securities:
          Gross realized gains                                                                       $   17               $   14
          Gross realized losses                                                                        (45)                 (18)
       Equity securities:
          Gross realized gains                                                                          171                  152
          Gross realized losses                                                                        (76)                 (62)
Other investments, net                                                                                   27                   17
                                                                                         -------------------  -------------------
Net realized investment gains                                                                        $   94               $  103
                                                                                         ===================  ===================

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as comprehensive income (loss) were as follows:

                                                                                                       December 31
                                                                                                2000                 1999
                                                                                         -------------------  -------------------
                                                                                                      (In Millions)

Fair value adjustment to available for sale securities                                               $   12             $   (90)
Increase in deferred acquisition costs                                                                   21                   81
                                                                                         -------------------  -------------------
Net unrealized gains (losses) on available for sale securities                                       $   33              $   (9)
                                                                                         ===================  ===================

The change in accumulated other comprehensive income (deficit) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  -------------------
                                                                                                      (In Millions)

Fixed maturity securities available for sale                                                         $  257             $  (527)
Equity securities available for sale                                                                  (155)                  (9)
Deferred acquisition costs                                                                             (60)                  116
                                                                                         -------------------  -------------------
                                                                                                     $   42             $  (420)
                                                                                         ===================  ===================

AAL invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties.  AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 2000:

                                                                                                    Principal           Percent
                                                                                               ---------------------  ------------
                                                                                                  (In Millions)
Geographic Region:
       South Atlantic                                                                                      $  1,047          32.9
       Pacific                                                                                                  945          29.7
       Midwest                                                                                                  657          20.7
       Other                                                                                                    532          16.7
                                                                                               ---------------------  ------------
       Total Mortgage Loans                                                                                $  3,181         100.0
                                                                                               =====================  ============

Property Type:
       Industrial                                                                                           $   994          31.2
       Office                                                                                                   754          23.7
       Retail                                                                                                   407          12.8
       Residential                                                                                              263           8.3
       Church                                                                                                   253           8.0
       Other                                                                                                    510          16.0
                                                                                               ---------------------  ------------
       Total Mortgage Loans                                                                                $  3,181         100.0
                                                                                               =====================  ============

The following table presents changes in the allowance for credit losses:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  --------------------
                                                                                                      (In Millions)

Balance at January 1                                                                                 $  107                $  118
Provisions for credit losses (credit)                                                                  (18)                  (11)
Charge offs                                                                                               -                     -
                                                                                         -------------------  --------------------
Balance at December 31                                                                               $   89                $  107
                                                                                         ===================  ====================

AAL's investment in mortgage loans includes $109,000,000 and $178,000,000 of loans that are considered to be impaired at December
31, 2000 and 1999, respectively, for which the related allowance for credit losses are $16,000,000 and $35,000,000 at December 31,
2000 and 1999, respectively.  The average recorded investment in impaired loans during the years ended December 31, 2000 and 1999, was $134,000,000 and $192,000,000, respectively.  AAL recorded interest income, using the accrual method, on impaired loans of
$8,000,000 and $14,000,000 for 2000 and 1999, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                                                 Years Ended December 31
                                                                                                2000                 1999
                                                                                         -------------------  --------------------
                                                                                                      (In Millions)

Balance at beginning of year                                                                         $  807                $  667
Acquisition costs deferred:
       Commissions                                                                                       83                    81
       Other costs                                                                                       30                    29
                                                                                         -------------------  --------------------
       Total deferred                                                                                   113                   110
Acquisition costs amortized                                                                            (96)                  (86)
                                                                                         -------------------  --------------------
Increase in deferred acquisition costs                                                                   17                    24
Change in unrealized gains/losses on fixed
  maturity investments recorded directly to
  certificateholders' surplus as comprehensive income (loss)                                           (60)                   116
                                                                                         -------------------  --------------------
Total increase (decrease)                                                                              (43)                   140
                                                                                         -------------------  --------------------
Balance at end of year                                                                               $  764                $  807
                                                                                         ===================  ====================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees.  The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis.  AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                          Retirement Plans                            Other Benefits
                                                                                  December 31
                                                      2000                 1999                 2000                 1999
                                               -------------------  -------------------  -------------------  --------------------
                                                                                 (In Millions)
Projected benefit obligation for
  services rendered to date                                $  298               $  266               $   63                $   63
Plan assets at fair value                                     330                  332                    -                     -
                                               -------------------  -------------------  -------------------  --------------------
Funded (unfunded) status of
  the plan                                                 $   32               $   66             $   (63)              $   (63)
                                               ===================  ===================  ===================  ====================
Accrued liability included in
  consolidated balance sheet                               $   10               $   10               $   50                $   44

The following summarizes certain assumptions included in the preceding schedule:

                                                          Retirement Plans                            Other Benefits
                                                                             Years Ended December 31
                                                      2000                 1999                 2000                 1999
                                               -------------------  -------------------  -------------------  --------------------

Discount rate                                         7.5%                 7.5%                 7.5%                 7.5%
Expected return on plan assets                        9.0%                 9.0%                   -                    -
Rate of compensation increase                         5.0%                 5.0%                   -                    -
Health care trend rate                                  -                    -                  6.0%                 6.0%

                                             Savings Plan                  Retirement Plans                Other Benefits
                                                                        Years Ended December 31
                                         2000            1999            2000            1999           2000            1999
                                     --------------  --------------  --------------  -------------  --------------  --------------
                                                                            (In Millions)

Benefit cost                              $ -             $ -             $ -             $ 4            $ 9             $ 4
Employer contributions                      5               5               -               -              -               -
Employee contributions                     19              18               -               -              -               -
Benefits paid                              25              18              11              11              3               2

Note 5.  Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities.  Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioner's ("NAIC") Accounting Practices and Procedures
Manual and a variety of other NAIC publications.  "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The more significant differences are as follows:  (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents'
debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates.  Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies.  Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                                                                     December 31
                                                                                             2000                   1999
                                                                                     ---------------------  ---------------------
                                                                                                    (In Millions)

Assets                                                                                           $ 21,502               $ 20,800
                                                                                     =====================  =====================

Liabilities                                                                                      $ 19,685               $ 19,044
Unassigned funds                                                                                    1,817                  1,756
                                                                                     ---------------------  ---------------------
Total liabilities and unassigned funds                                                           $ 21,502               $ 20,800
                                                                                     =====================  =====================

                                                                                               Years ended December 31
                                                                                             2000                   1999
                                                                                     ---------------------  ---------------------
                                                                                                    (In Millions)

Premium income and certificate proceeds                                                          $  1,835               $  1,849
Net investment income                                                                               1,321                  1,256
Other income                                                                                           34                     42
                                                                                     ---------------------  ---------------------
       Total income                                                                                 3,190                  3,147

Reserve increase                                                                                      505                    623
Certificateholders' benefits                                                                        1,801                  1,487
Surplus refunds                                                                                       121                    117
Commissions and operating costs                                                                       411                    402
Other                                                                                                 249                    350
                                                                                     ---------------------  ---------------------
       Total benefits and expenses                                                                  3,087                  2,979
                                                                                     ---------------------  ---------------------

Net gain from operations                                                                              103                    168
Net realized capital gains                                                                             66                     88
                                                                                     ---------------------  ---------------------
       Net income                                                                                 $   169                $   256
                                                                                     =====================  =====================

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification.  The revised manual is effective January 1, 2001. Wisconsin insurance laws and regulations define the NAIC manual as the prescribed method of accounting.
The revised NAIC manual has changed, to some extent, prescribed statutory accounting practices and results in changes to the accounting practices that AAL uses to prepare its statutory-basis financial statements.  Management has determined that the impact of these changes to AAL's statutory-basis capital and surplus as of January 1, 2001 will not be significant.

AAL is in compliance with the statutory surplus requirements of all states.

Note 6.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services.  All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.  The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.  Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.  These amounts are included in certificateholder funds in the accompanying Consolidated Balance Sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                                    2000                                        1999
                                             -----------------------------------------   ----------------------------------------
                                                                       Estimated                                  Estimated
                                                    Cost              Fair Value                Cost              Fair Value
                                             -------------------  --------------------   -------------------  -------------------
                                                                                (In Millions)
Financial Assets:
       Fixed maturities                                $ 14,208              $ 14,137              $ 13,587             $ 13,207
       Equity securities                                    696                   825                   565                  849
       Mortgage loans                                     3,092                 3,393                 3,151                3,204
       Cash and cash equivalents                            200                   200                   243                  243
       Certificate loans                                    501                   501                   494                  494
       Separate account assets                            2,164                 2,164                 2,002                2,002

Financial Liabilities:
       Deferred annuities                                 7,398                 7,368                 7,419                7,368
       Separate account liabilities                       2,164                 2,164                 2,002                2,002
       Other                                                723                   719                   721                  718

Note 7.  Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business.  Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of
AAL.  AAL has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Note 8.  Subsequent Event

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood, pursuant to an agreement and plan of merger dated June 27,
2001.  The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements will include Lutheran Brotherhood's financial data as if Lutheran Brotherhood had always been part of AAL.

Lutheran Brotherhood
Consolidated Financial Statements
December 31, 2000 and 1999

PricewaterhouseCoopers LLP                                                         (LOGO)
                                                                                   PricewaterhouseCoopers LLP
                                                                                   650 Third Avenue South
                                                                                   Suite 1300
                                                                                   Minneapolis, MN 55402-4333
                                                                                   Telephone (612) 596-6000
                                                                                   Facsimile (612) 373-7160

                                                   Report of Independent Accountants

To the Board of Directors and Members of
Lutheran Brotherhood:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of members'
equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood (the Society)
and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United
States of America.  These financial statements are the responsibility of the Society's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

   March 16, 2001

   /s/ PricewaterhouseCoopers, LLP
   ------------------------------------------
   Price WaterhouseCoopers, LLP

Lutheran Brotherhood
Consolidated Balance Sheet
(December 31, 2000 and 1999
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

  Assets                                                                                        2000              1999

Investments:
    Fixed income securities available for sale, at fair value                                     $ 7,374           $ 6,975
    Equity securities available for sale, at fair value                                               722               893
Mortgage loans                                                                                      2,236             2,102
Real estate                                                                                            65                63
Loans to contractholders                                                                              748               721
Short-term investments                                                                                290               208
Amounts due from brokers                                                                                7               346
Other invested assets                                                                                 216               122
                                                                                               ----------        ----------
       Total investments                                                                           11,658            11,430

Cash and cash equivalents                                                                             749             1,001
Deferred policy acquisition costs                                                                   1,181             1,159
Investment income due and accrued                                                                     137               133
Other assets                                                                                          156               167
Separate account assets                                                                             8,842             9,059
                                                                                               ----------        ----------
       Total assets                                                                              $ 22,723          $ 22,949
                                                                                               ==========        ==========

                                  Liabilities and Members' Equity

Liabilities:
    Contract reserves                                                                             $ 5,988           $ 5,551
    Contractholder funds                                                                            4,484             4,539
    Benefits in the process of payment                                                                 63                60
    Dividends payable                                                                                 117               111
    Amounts due to brokers                                                                            413             1,012
    Other liabilities                                                                                 364               313
    Separate account liabilities                                                                    8,842             9,059
                                                                                               ----------        ----------
       Total liabilities                                                                           20,271            20,645
                                                                                               ----------        ----------

Members' equity:
    Accumulated other comprehensive income                                                             36                16
    Retained earnings                                                                               2,416             2,288
                                                                                               ----------        ----------
       Total members' equity                                                                        2,452             2,304
                                                                                               ----------        ----------
       Total liabilities and members' equity                                                     $ 22,723          $ 22,949
                                                                                               ==========        ==========

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Consolidated Statement of Income
For the years ended December 31, 2000, 1999 and 1998
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                               2000           1999           1998

Revenues:
    Premiums                                                                    $ 585          $ 553          $ 504
    Net investment income                                                         799            748            735
    Net realized investment gains                                                  16             87            126
    Contract charges                                                              211            189            169
    Annuity considerations and other income                                       211            176            159
                                                                          ------------   ------------   ------------

       Total revenues                                                           1,822          1,753          1,693

Benefits and other deductions:
    Net additions to contract reserves                                            462            420            377
    Contractholder benefits                                                       643            612            597
    Dividends                                                                     230            217            198
    Commissions and operating expenses                                            223            213            176
    Amortization of deferred policy acquisition costs                              48             66            101
    Fraternal activities                                                           79             77             66
                                                                          ------------   ------------   ------------

       Total benefits and other deductions                                      1,685          1,605          1,515
                                                                          ------------   ------------   ------------

Income before income taxes                                                        137            148            178

Provision for income taxes                                                          9              1              5
                                                                          ------------   ------------   ------------

Net income                                                                      $ 128          $ 147          $ 173
                                                                          ============   ============   ============

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Consolidated Statement of Members' Equity
For the years ended December 31, 2000, 1999 and 1998
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                              Accumulated Other
                                                                       Comprehensive Income (Loss)

                                                                             Unrealized
                                                            Unrealized       Gains/Losses                       Total
                                       Comprehensive       Gains/Losses     Acquisition       Retained         Members'
                                       Income               Investments        Costs          Earnings          Equity

Balance at December 31, 1997                                  $ 373               $ (96)         $ 1,968           $ 2,245
Comprehensive income:
    Net income                              $ 173                 -                   -              173               173
    Other comprehensive income
          (loss)                               92               106                 (14)               -                92
                                           ------             -----              -------       ---------          --------
       Total comprehensive income           $ 265
                                           ======
Balance at December 31, 1998                                    479                (110)           2,141             2,510
Comprehensive income:
    Net income                              $ 147                 -                   -              147               147
    Other comprehensive income
          (loss)                             (353)             (527)                174                -              (353)
                                           ------             -----              -------       ---------          --------

       Total comprehensive income         $ (206)
                                           ======

Balance at December 31, 1999                                   (48)                   64           2,288             2,304
Comprehensive income:
    Net income                              $ 128                 -                    -             128               128
    Other comprehensive income
          (loss)                               20                96                 (76)               -                20
                                           ------             -----              -------       ---------          --------
       Total comprehensive income           $ 148
                                           ======

Balance at December 31, 2000                                  $  48               $ (12)         $ 2,416           $ 2,452
                                                              =====              =======       =========          ========

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Consolidated Statement of Cash Flows
For the years ended December 31, 2000, 1999 and 1998
--------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                           2000              1999              1998

Cash flows from operating activities:
    Net income                                                                $  128            $  147            $  173
    Adjustments to reconcile net income to net cash
          provided by operating activities:
       Depreciation and amortization                                              10                 3                 3
       Deferred policy acquisition costs                                         (98)              (64)              (32)
       Equity in earnings of other invested assets                                (8)               (5)                8
       Net realized investment gains                                             (16)              (87)             (126)
    Change in operating assets and liabilities:
       Loans to contractholders                                                  (27)              (22)              (18)
       Other assets                                                              (31)              (58)              (10)
       Contract reserves and contractholder funds                                382               371               168
       Other liabilities                                                          63                73                29
                                                                      ---------------   ---------------   ---------------

          Total adjustments                                                      275               211                22
                                                                      ---------------   ---------------   ---------------

          Net cash provided by operating activities                              403               358               195
                                                                      ---------------   ---------------   ---------------

Cash flows from investing activities:
    Proceeds from investments sold, matured or repaid:
       Fixed income securities available for sale                              7,252             9,768            11,122
       Equity securities available for sale                                      430               564             1,125
       Mortgage loans                                                            184               228               520
       Short-term investments                                                    523               799               466
       Other invested assets                                                     376               133                28
    Costs of investments acquired
       Fixed income securities available for sale                             (8,076)           (9,869)          (10,981)
       Equity securities available for sale                                     (320)             (514)           (1,144)
       Mortgage loans                                                           (317)             (358)             (221)
       Short-term investments                                                   (598)             (599)             (660)
       Other invested assets                                                    (109)              (64)             (448)
                                                                      ---------------   ---------------   ---------------

          Net cash (used in) provided by investing activities                   (655)                88             (193)
                                                                      ---------------   ---------------   ---------------

Net (decrease) increase in cash and cash equivalents                            (252)               446                 2

Cash and cash equivalents, beginning of year                                   1,001               555               553
                                                                      ---------------   ---------------   ---------------

Cash and cash equivalents, end of year                                        $  749           $ 1,001            $  555
                                                                      ===============   ===============   ===============

The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Notes to Consolidated Financial Statements
 (Dollars in millions)
--------------------------------------------------------------------------------------------------------------------------------------

1.  Organization and Basis of Presentation

Nature of Operations and Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Lutheran Brotherhood (the Society), a fraternal benefit organization offering life insurance and related financial service products as well as fraternal benefits for
Lutherans throughout the United States.  Also included in the accounts of the Society are its wholly owned subsidiary,
Lutheran Brotherhood Financial Corporation (LBFC), which is the parent company of Lutheran Brotherhood Variable Insurance
Products Company (LBVIP), a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank.  All significant intercompany balances and transactions have been eliminated in consolidation.

2.  Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of
America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Financial Statement Presentation
Certain prior year amounts in the financial statements and notes to the financial statements have been reclassified to conform to the 2000 financial statement presentation.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of
90 days or less.

Investments
See disclosures regarding the determination of fair value of financial instruments at Note 10.

Carrying value of investments is determined as follows:

             Fixed income securities                               Fair value
             Equity securities                                     Fair value
             Mortgage loans on real estate                         Amortized cost less impairment allowance
             Investment real estate                                Cost less accumulated depreciation and impairment
                                                                         allowance
             Real estate joint ventures                            Equity accounting method
             Real estate acquired through foreclosure              Lower of cost or fair value less estimated cost to sell
             Loans to contractholders                              Unpaid principal balance
             Short-term investments                                Amortized cost
             Other invested assets                                 Equity accounting method

Fixed income securities which may be sold prior to maturity and equity securities (common stock and nonredeemable preferred stock) are classified as available for sale.

Realized investment gains and losses on sales of securities are determined on a first-in, first-out method for fixed income securities and the average cost method for equity securities and are reported in the Consolidated Statement of Income.
Unrealized investment gains and losses on fixed income and equity securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred acquisition costs, are reported as other comprehensive income.

Mortgage loans are considered impaired when it is probable that the Society will be unable to collect all amounts according to the contractual terms of the loan agreement.  Real estate is considered impaired when the carrying value exceeds the fair value.  In cases where impairment is present, valuation allowances are established and netted against the asset categories to which they apply and changes in the valuation allowances are included in realized investment gains or losses.

Deferred Policy Acquisition Costs
Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred.  Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses.  Deferred policy acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period.  Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if those gains or losses had been realized, with corresponding credits or charges included in equity.

For participating-type long duration contracts, deferred acquisition costs are amortized over the expected average life of the contracts in proportion to estimated gross margins.  The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross margins are revised.

For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins and surrender charges.  The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

For health insurance and certain term life insurance contracts, deferred acquisition costs are amortized over the average expected premium paying period, in proportion to expected premium revenues at the time of issue.

Separate Accounts
Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners.  The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Society.  Assets are valued at fair value.  The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Society's consolidated net income.

Derivative Financial Instruments
The Society's current utilization of derivative financial instruments is not significant.  Most of the Society's derivative transactions are used to reduce or modify interest rate risk and to replicate assets in certain markets.  These strategies use future contracts, option contracts, interest rate swaps and structured securities.  The Society does not use derivative instruments for speculative purposes.  Changes in the market value of these contracts are deferred and realized upon disposal of the hedged assets.  The effect of derivative transactions is not significant to the Society's results from operations or financial position.

Effective January 1, 2001, the Society adopted the provisions of Statement of Financial Accounting Standards No. 133,
"Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended.  Given the Society's limited use of derivative instruments, the adoption of SFAS No. 133 did not have a significant impact on the financial position or results of operations of the Society.

Other Assets
Other assets include property and equipment reported at depreciated cost.  The Society provides for depreciation of property and equipment using the straight-line method over the useful lives of the assets which are three to ten years for equipment and forty years for property.

Contract Reserves and Contractholder Funds
Liabilities for future contract benefits on participating-type long duration contracts are the net level premium reserve for death benefits.  Liabilities are calculated using dividend fund interest rates and mortality rates guaranteed in calculating cash surrender values.

Liabilities for future contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

Liabilities for future contract benefits on health insurance and certain term life insurance contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, morbidity and withdrawals.  The assumptions, made at the time of issue, are based on best estimates of expected experience and include provision for possible adverse deviation.

Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality, morbidity and expenses, including a provision for the risk of adverse deviation.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience.
Actual future experience could differ from these estimates.

Premium Revenue and Benefits to Contractholders
Recognition of Certain Participating-Type Contract Revenue and Benefits to Contractholders

Participating-type contracts are long-duration contracts with expected dividends to contractholders based on actual experience, paid in proportion to the contractholder's contribution to surplus.  Premiums are recognized as revenues when due.  Death and surrender benefits are reported as expenses when incurred.  Dividends to contractholders based on estimates of amounts to be paid for the period are reported separately as expenses.

Recognition of Universal Life-Type Contract Revenue and Benefits to Contractholders

Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed.  The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances.  Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration.  Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

Recognition of Investment Contract Revenue and Benefits to Contractholders

Contracts that do not subject the Society to risks arising from contractholder mortality or morbidity are referred to as investment contracts.  Certain deferred annuities, immediate annuities and supplementary contracts are considered investment contracts.  Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for investment contracts consist of investment income and contract administration charges.  Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

Recognition of Limited-Payment Contract Revenue and Benefits to Contractholders

Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period.  Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts.  Considerations are recognized as revenue when due.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

Recognition of Term Life and Health Revenue and Benefits to Contractholders

Products with fixed and guaranteed premiums and benefits consist principally of health insurance contracts and certain term life contracts.  Premiums are recognized as revenue when due.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

Dividends
The dividend scale, approved annually by the Board of Directors, seeks to achieve equity among contractholders.  Dividends charged to operations represent an estimation of those incurred during the current year.

Income Taxes
Lutheran Brotherhood qualifies as a tax-exempt organization under the Internal Revenue Code.  Accordingly, no provision for income taxes has been made.  Lutheran Brotherhood's subsidiary, Lutheran Brotherhood Financial Corporation (LBFC) is a
taxable entity.  LBFC and its subsidiaries file a consolidated federal income tax return.  Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The provision for income taxes reflected on the Consolidated Statement of Income consisted of federal and state income tax expense of $9, $1 and $5 for the years ended December 31, 2000, 1999 and 1998, respectively.  At December 31, 2000 and 1999,
LBFC had recorded a net deferred federal income tax liability of $41 and $29, respectively.  The deferred tax liability is mainly due to the net effect of the temporary differences of reserves held for future benefits and deferred acquisitions costs as computed for financial statement and tax return purposes.

3.  Investments

Fixed Income Securities
Investments in fixed income securities at December 31, 2000 and 1999 follow:

                                                                             Available for Sale (Carried at Fair Value)
                                                                                       December 31, 2000
                                                           ------------------------------------------------------------------------
                                                            Amortized            Unrealized         Unrealized              Fair
                                                               Cost                Gains             Losses                 Value

Fixed income securities:
    U.S. government                                              $  771            $ 36              $  1                  $  806
    Mortgage-backed securities                                    2,224              26                14                   2,236
    Non-investment grade bonds                                      725               5               106                     624
    All other corporate bonds                                     3,710              90                92                   3,708
                                                                -------            ----              ----                 -------
       Total available for sale                                 $ 7,430            $157              $213                 $ 7,374
                                                                =======            ====              ====                 =======

                                                                             Available for Sale (Carried at Fair Value)
                                                                                       December 31, 1999
                                                           ------------------------------------------------------------------------
                                                            Amortized            Unrealized         Unrealized              Fair
                                                               Cost                Gains             Losses                 Value

Fixed income securities:
    U.S. government                                              $  798            $  1              $ 48              $  751
    Mortgage-backed securities                                    2,177               2                83               2,096
    Non-investment grade bonds                                      653               7                44                 616
    All other corporate bonds                                     3,612              60               160               3,512
                                                                -------            ----              ----                 -------
       Total available for sale                                 $ 7,240            $ 70              $335             $ 6,975
                                                                =======            ====              ====                 =======

Contractual Maturity of Fixed Income Securities
The amortized cost and fair value of fixed income securities available for sale as of December 31, 2000 are shown below by contractual maturity.  Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.

                                                                                                      Amortized         Fair
Year to Maturity                                                                                        Cost           Value

One year or less                                                                                        $  123         $  123
After one year through five years                                                                        1,349          1,354
After five years through ten years                                                                       1,940          1,887
After ten years                                                                                          1,794          1,774
Mortgage-backed securities                                                                               2,224          2,236
                                                                                                --------------- --------------
       Total available for sale                                                                        $ 7,430        $ 7,374
                                                                                                =============== ==============

Equity Securities
Investments in equity securities and preferred stock at December 31, 2000 and 1999 are as follows:

                                                                                                           2000         1999

Cost                                                                                                        $618         $677
Gross unrealized gains                                                                                       171          257
Gross unrealized losses                                                                                       67           41
                                                                                                      -----------   ----------

Carrying value                                                                                              $722         $893
                                                                                                      ===========   ==========

Mortgage Loans and Real Estate
The Society's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, borrower and loan size.

At December 31, the carrying values of mortgage loans and real estate investments were as follows:

                                                                                                       2000            1999

Mortgage loans:
    Residential and commercial                                                                        $ 1,865         $ 1,746
    Loans to Lutheran Churches                                                                            371             356
                                                                                                --------------  --------------

       Total mortgage loans                                                                           $ 2,236         $ 2,102
                                                                                                --------------  --------------

Real estate:
    To be disposed of                                                                                   $   1           $   -
    To be held and used                                                                                    64              63
                                                                                                --------------  --------------
       Total real estate                                                                                $  65           $  63
                                                                                                ==============  ==============

4.  Investment Income and Realized Gains and Losses

For the year ended December 31, investment income summarized by type of investment was as follows:

                                                                                         2000           1999           1998

Fixed income securities                                                                   $ 483          $ 466          $ 459
Equity securities                                                                            23             20             18
Mortgage loans                                                                              173            167            177
Real estate                                                                                  20             17             14
Loans to contractholders                                                                     48             47             45
Short-term investments                                                                       75             54             52
Other invested assets                                                                        21             18              4
                                                                                    ------------   ------------   ------------
       Gross investment income                                                              843            789            769

Investment expenses                                                                        (44)           (41)           (34)
                                                                                    ------------   ------------   ------------

Net investment income                                                                     $ 799          $ 748          $ 735
                                                                                    ============   ============   ============

For the year ended December 31, gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                                          2000           1999           1998

Fixed income securities:
    Realized gains                                                                        $  60          $  87          $  99
    Realized losses                                                                         (98)           (99)           (31)

Equity securities:
    Realized gains                                                                           87            115             86
    Realized losses                                                                         (38)           (22)           (39)

Other investments:
    Realized gains                                                                            6              6             13
    Realized losses                                                                          (1)             -             (2)
                                                                                    ------------   ------------   ------------

Total net realized investment gains                                                       $  16          $  87          $ 126
                                                                                    ============   ============   ============

5.  Deferred Policy Acquisition Costs

The balances of and changes in deferred policy acquisition costs as and for the years ended December 31 are as follows:

                                                                                        2000           1999           1998

Balance, beginning of year                                                               $ 1,159          $ 921          $ 903
Capitalization of acquisition costs                                                          146            130            133
Amortization                                                                                (48)           (66)          (101)
Change in unrealized investment gains                                                       (76)            174           (14)
                                                                                     ------------   ------------   ------------

Balance, end of year                                                                     $ 1,181        $ 1,159          $ 921
                                                                                     ============   ============   ============

6.  Separate Account Business

Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners.  A portion of the contract owner's premium payments are invested by the Society into the
LB Variable Insurance Account I, the LB Variable Annuity Account I, the LBVIP Variable Insurance Account, the LBVIP Variable
Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts).  The Society records these payments as assets in the separate accounts.  Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company
Act of 1940.  Each Variable Account has seven subaccounts, each of which invests only in a corresponding portfolio of the LB
Series Fund, Inc. (the Fund).  The Fund is a diversified, open-end management investment company.  The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund.  The Society serves as the investment adviser of the Fund and is compensated through a daily investment advisory fee based on the average daily net assets of each portfolio.  For the year ended December 31, 2000, 1999 and 1998, advisory fee income of $37, $29 and $24, respectively, is included in the Consolidated Statement of Income.

A fixed account is also included as an investment option for variable annuity contract owners.  Net premiums allocated to the fixed account are invested in the assets of the Society.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Society.  The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Society.

The Society assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts.  The charges to the separate accounts, shown below for the year ended December 31, are based on the average daily net assets at specified annual rates:

                                                                                      2000           1999           1998
                                                                          Rate        Charges        Charges       Charges

LB Variable Insurance Account I                                             0.6%          $  1           $  1           $  1
LB Variable Annuity Account I                                               1.1%            44             34             24
LBVIP Variable Insurance Account                                            0.6%             2              1              1
LBVIP Variable Insurance Account II                                         2.3%             -              -              -
LBVIP Variable Annuity Account I                                            1.1%            53             46             40
                                                                                   ------------   ------------   ------------

                                                                                         $ 100          $  82          $  66
                                                                                   ============   ============   ============

Income from these charges is included in the Consolidated Statement of Income.

In addition, the Society deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges.  For the year ended December 31, amounts are as follows:

                                                                                      2000           1999           1998

LB Variable Insurance Account I                                                          $  12          $  10           $  8
LB Variable Annuity Account I                                                                3              3              2
LBVIP Variable Insurance Account                                                            11             11             10
LBVIP Variable Insurance Account II                                                          -              -              -
LBVIP Variable Annuity Account I                                                             1              1              2
                                                                                   ------------   ------------   ------------

                                                                                         $  27          $  25          $  22
                                                                                   ============   ============   ============

7.  Employee Benefit Plans

Pension Plans
Defined Benefit

Lutheran Brotherhood has noncontributory defined benefit plans which cover substantially all employees.  The Society's policy is to fund all defined benefit pension costs using the aggregate level value method.  In comparison to other acceptable methods, the annual contributions under the aggregate level method are generally higher in the earlier years and decrease over time.

Components of net pension cost for the year ended December 31 were as follows:

                                                                                            2000         1999         1998

Service cost - benefits earned during the year                                                 $  5         $  5         $  4
Interest cost on projected benefit obligations                                                    9            8            8
Expected return on assets                                                                        (8)          (8)          (8)
                                                                                         -----------  -----------   ----------

Net pension cost                                                                               $  6         $  5         $  4
                                                                                         ===========  ===========   ==========

The following rates were used in computing the pension cost for each of the three years in the period ended December 31:

                                                                                              2000         1999         1998

Discount rates used to determine expense                                                      7.00%        7.00%        8.00%
Assumed rates of compensation increases                                                       5.00%        5.00%        6.00%
Expected long-term rates of return                                                            7.00%        7.00%        8.00%

The following tables summarize the reconciliation of funded status as of December 31 of the pension plan, including the change in benefit obligation and the change in plan assets:

                                                                                                         2000         1999

Change in benefit obligation

Projected benefit obligation at beginning of year                                                           $124         $114

Service cost                                                                                                   5            5
Interest cost                                                                                                  9            8
Actuarial loss (gain)                                                                                          7            1
Benefits paid                                                                                                (5)          (4)
                                                                                                      -----------   ----------

Projected benefit obligation at end of year                                                                 $140         $124
                                                                                                      ===========   ==========

                                                                                                         2000         1999
Change in plan assets

Fair value of plan assets at beginning of year                                                              $124         $110

Actual return on plan assets                                                                                  15           13
Employer contribution                                                                                          5            5
Benefits paid                                                                                                 (5)          (4)
                                                                                                      -----------   ----------

Fair value of plan assets at end of year                                                                    $139         $124
                                                                                                      ===========   ==========

                                                                                                         2000         1999

Funded status

Funded status                                                                                              $ (1)        $  -
Unrecognized actuarial gain                                                                                  (4)          (4)
Unrecognized transition amount                                                                                1            1
                                                                                                      -----------   ----------

Accrued benefit cost                                                                                       $ (4)        $ (3)
                                                                                                      ===========   ==========

Plan assets are held on deposit with the Society and invested primarily in corporate bonds and mortgage loans.  Plan contributions are accumulated in a deposit administration fund, which is a part of the general assets of the Society.  The accrued retirement liability at December 31, 2000 of $143 is included in contract reserves and other liabilities.

The following rates were used in computation of the funded status for the plan at December 31:

                                                                                                         2000         1999

Discount rates used for obligations                                                                        7.00%        7.00%
Assumed rates of compensation increases                                                                    5.00%        5.00%

Defined Contribution

The Society has noncontributory defined contribution retirement plans which cover substantially all employees and field representatives and a noncontributory non-qualified deferred compensation plan which covers substantially all of its general agents.  As of January 1, 2000, approximately $133 of the defined contribution retirement plans' assets were held by the
Society and the remaining $139 were held in a separate trust.  The accrued retirement liability at December 31, 2000 of $149 is included in contract reserves.  Expenses related to the retirement plan for the years ended December 31, 2000, 1999 and
1998 were $11, $12 and $11, respectively.  Accumulated vested deferred compensation benefits at December 31, 2000 and 1999 total $66 and $61, respectively, and are included in other liabilities.

The Society has established contributory 401(k) defined contribution plans which cover substantially all employees and field representatives.  Participants are immediately vested in their contributions plus investment earnings thereon.

Postretirement Benefits Other Than Pensions
The Society has a postretirement medical benefit plan which provides for a minor subsidy of certain medical benefits for eligible early retirees until age 65.  The Society's obligation for post-retirement medical benefits under the plan is not significant.

8.  Reinsurance

In the normal course of business, the Society seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding business to other insurance enterprises or reinsurers under reinsurance contracts.  As of
December 31, 2000, total life insurance inforce approximated $51 billion, of which approximately $1 billion had been ceded to various reinsurers.  The Society retains a maximum of $2 of coverage per individual life.  Premiums ceded to other companies of $7 are reported as a reduction in premium income and benefits were reduced by $4 for reinsurance recoverable for the year ended December 31, 2000.

Reinsurance contracts do not relieve the Society from its obligations to contractholders.  Failure of reinsurers to honor their obligations could result in losses to the Society; consequently, allowances are established for amounts deemed uncollectible.  The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2000.

9.  Commitments and Contingencies

Financial Commitments
The Society has commitments to extend credit for mortgage loans and other lines of credit of $104 and $90 at December 31,
2000 and 1999, respectively.  Commitments to purchase other invested assets were $117 and $58 at December 31, 2000 and 1999, respectively.

10. Disclosures About Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments.  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques.  Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

Fixed Income Securities:  Fair values for fixed income securities are based on quoted market prices, where available.  For fixed income securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

Equity Securities:  Fair values for equity securities are based on quoted market prices, where available.  For equity securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

Mortgage Loans:  The fair values for mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Loans to Contractholders:  The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

Cash and Cash Equivalents, Short-Term Investments:  The carrying amounts for these assets approximate the assets' fair values.

Separate Account Assets and Liabilities:  The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

Other Financial Instruments Recorded as Assets:  The carrying amounts for these financial instruments (primarily loans receivable and other investments), approximate those assets' fair values.

Investment Contract Liabilities:  The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability.  The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

For supplementary contracts and immediate annuities without life contingencies, the carrying amounts approximate those liabilities' fair value.

The carrying amounts reported for other investment contracts, which include participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

Other Deposit Liabilities:  The carrying amounts for dividend accumulations and premium deposit funds approximate the liabilities' fair value.

Other Financial Instruments Recorded as Liabilities:  The carrying amounts for these financial instruments (primarily deposits and advances payable) approximate those liabilities' fair values.

The carrying amounts and estimated fair values of the Society's financial instruments at December 31 are as follows:

                                                                                2000                            1999
                                                                      -----------------------         ------------------------
                                                                      Carrying          Fair          Carrying          Fair
                                                                       Amount           Value          Amount           Value

Financial instruments recorded as assets
    Fixed income securities                                            $ 7,374         $ 7,374         $ 6,975         $ 6,975
    Equity securities                                                      722             722             893             893
    Mortgage loans:
       Residential and commercial                                        1,865           2,007           1,746           1,763
       Loans to Lutheran churches                                          371             376             356             339
    Loans to contractholders                                               748             748             721             721
    Cash and cash equivalents                                              749             749           1,001           1,001
    Short-term investments                                                 290             290             208             208
    Separate account assets                                              8,842           8,842           9,059           9,059
    Other financial instruments recorded
          as assets                                                         85              85              46              46

                                                                                2000                            1999
                                                                      -----------------------         ------------------------
                                                                      Carrying          Fair          Carrying          Fair
                                                                       Amount           Value          Amount           Value

Financial instruments recorded as liabilities
    Investment contracts:
       Deferred annuities                                              $ 2,465         $ 2,427         $ 2,624         $ 2,578
       Supplementary contracts and immediate
            annuities                                                      433             433             387             387
    Other deposit liabilities:
       Dividend accumulations                                               35              35              34              34
       Premium deposit funds                                                 1               1               2               2
    Separate account liabilities                                         8,842           8,842           9,059           9,059
    Other financial instruments recorded as
          liabilities                                                       79              79              38              38

11. Statutory Financial Information

Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from accounting principles generally accepted in the United States of America (GAAP).  The following reconciles the Society's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income and members'
equity on a GAAP basis.

                                                                                                           Year Ended
                                                                                                           December 31,
                                                                                                       2000            1999

Net change in statutory surplus                                                                       $   (59)         $  136
Change in asset valuation reserves                                                                        (45)             34
                                                                                                       ------          ------
       Net change in statutory surplus and asset valuation reserves                                      (104)            170

Adjustments:
    Future contract benefits and contractholders' account balances                                         56              (3)
    Deferred acquisition costs                                                                             98              64
    Investment gains (losses)                                                                              33            (111)
    Other, net                                                                                             45              27
                                                                                                       ------          ------
Consolidated net income                                                                                $  128          $  147
                                                                                                       ======          ======

                                                                                                           Year Ended
                                                                                                           December 31,
                                                                                                       2000            1999

Statutory surplus                                                                                     $ 1,218         $ 1,277
Asset valuation reserves                                                                                  248             293
                                                                                                      -------         -------
       Statutory surplus and asset valuation reserves                                                   1,466           1,570

Adjustments:
    Future contract benefits and contractholders' account balances                                       (388)           (467)
    Deferred acquisition costs                                                                          1,181           1,159
    Interest maintenance reserves                                                                          78             143
    Valuation of investments                                                                              (43)           (263)
    Dividend liability                                                                                    117             111
    Other, net                                                                                             41              51
                                                                                                      -------         -------

Consolidated members' equity                                                                          $ 2,452         $ 2,304
                                                                                                      =======         =======

The Society files statutory-basis financial statements with state insurance departments in all states in which the Society is licensed.  On January 1, 2001, significant changes to the statutory basis of accounting became effective.  The cumulative effect of these changes will be recorded as a direct adjustment to statutory surplus in the first quarter of 2001.  The effect of adoption is expected to be minor and the Society expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

12. Supplementary Financial Data

Following is a condensed synopsis of statutory financial information of the Society (excluding affiliated subsidiaries) at
December 31, 2000 and 1999.  This information is included to satisfy certain state reporting requirements for fraternals.

                                                                                                          December 31,
                                                                                                     2000              1999

Invested and other admitted assets                                                                 $ 12,260          $ 12,627
Assets held in separate accounts                                                                      4,165             3,932
                                                                                                   --------          --------
       Total assets                                                                                $ 16,425          $ 16,559
                                                                                                   ========          ========
Contract reserves                                                                                   $ 9,903           $ 9,529
Liabilities related to separate accounts                                                              4,031             3,790
Other liabilities and asset reserves                                                                  1,273             1,963
                                                                                                   --------          --------
       Total liabilities and asset reserves                                                          15,207            15,282
                                                                                                   --------          --------
Unassigned surplus                                                                                    1,218             1,277
                                                                                                   --------          --------
       Total liabilities, asset reserves and surplus                                               $ 16,425          $ 16,559
                                                                                                   ========          ========

                                                                                                            December 31,
                                                                                                      2000              1999

Savings from operations before net realized capital gains                                            $   32            $   96
Net realized capital gains                                                                               44                80
                                                                                                   --------          --------
       Net savings from operations                                                                       76               176

Total other changes                                                                                    (135)              (40)
                                                                                                   --------          --------
Net change in unassigned surplus                                                                    $   (59)           $  136
                                                                                                   ========          ========

13. Legal Matters

The Society is involved in various pending or threatened legal proceedings arising out of the normal course of business.
Also, the Society has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by the Society, which appear to be similar to claims asserted in class actions brought against many other life insurers.  These matters are sometimes referred to as market conduct lawsuits.  The Society believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed.  While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Society.

                                                     PART C: OTHER INFORMATION
Item 27.  Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration
Statements of the Depositor.

(a)        Resolutions of Board of Directors of the Depositor authorizing the establishment of the LB Variable Insurance Account I
           (the "Account")  (2)
(b)        Custodian Agreements-Not applicable
(c)(i)     Form of Principal Underwriting Agreement Between the Depositor and Thrivent Investment Management Inc.
           ("Thrivent Investment Mgt.")  (6)
(c)(ii)    Form of Agreement between Thrivent Investment Mgt. and Registered Representative with respect to the sale of the
           Contracts   (7)
(d)(i)     Form of Contract  (1)(2)
(d)(2)     Available Contract Riders  (1)(2)
(e)        Contract Application Form  (2)
(f)(i)     Depositor's Articles of Incorporation (5)
(f)(ii)    Depositor's Bylaws (8)
(g)        Reinsurance Contracts-Not applicable
(h)        Participation Agreements-Not applicable
(i)        Administrative Contracts-Not applicable
(j)        Other Material Contracts-Not applicable
(k)        Opinion and Consent of Counsel  (9)
(l)        Actuarial Opinion-Not applicable
(m)        Calculation-Not applicable
(n)(i)     Consent of Independent Auditors - Ernst & Young LLP  (9)
(n)(ii)    Consent of Independent Auditors - PricewaterhouseCoopers LLP  (9)
(o)        Omitted Financial statements-Not applicable
(p)        Initial Capital Agreements-Not applicable
(q)        Redeemability Exemption  (2)
(r)        (a) Powers of Attorney for Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Gary J. Greenfield, Robert
            H. Hoffman, James M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J.
            Nicholson, Robert B. Peregrine, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Lawrence W. Stranghoener,
            Roger G. Wheeler, and Thomas R. Zehnder, and Randall L. Boushek (5)

(b)         Power of Attorney for Adrian M. Tocklin  (8)
________________________________

(1)        Incorporated by reference from post-effective amendment No. 5 to the registration statement on Form S-6 of LB Variable
           Insurance Account I, Registration No. 33-72386, filed on February 28, 1997.

(2)        Incorporated by reference from post-effective amendment No. 7 to the registration statement on Form S-6 of LB Variable
           Insurance Account I, Registration No. 33-72386, filed  on April 29, 1998.

(3)        Incorporated by reference from post-effective amendment No. 8 to the registration statement on Form N-4 of AAL Variable
           Annuity Account I, Registration No. 33-82054, filed on April 20, 2000.

(4)        Incorporated by reference from the initial registration statement on Form S-6 of LB Variable Insurance Account I,
           Registration No. 333-76152, filed on January 2, 2002.

(5)        Incorporated by reference from the initial  registration statement on Form N-4of Thrivent Variable Annuity  Account I,
           Registration No. 333-89488, filed on May 31, 2002.

(6)        Incorporated by reference from pre-effective amendment No. 1 to the registration statement on Form N-4of Thrivent
           Variable Annuity Account I, Registration No. 333-89488, filed on October 1, 2002.

(7)        Incorporated by reference from post-effective amendment No. 9 to the registration statement on Form N-6 by Thrivent
           Variable Life Account I, Registration No. 333-31011 on October 29, 2002.

(8)        Incorporated by reference from initial registration statement on Form N-6 of Thrivent Variable Life Account I,
           Registration No. 333-103454, filed on February 26, 2003.

(9)        Filed herewith.

Item 28. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable life operations, other officers of Depositor, are listed below.  Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal                                     Positions and Offices
Business Address                                           with Depositor
----------------------------------------------------------------------------------------------
John O. Gilbert                                        Chairman of the Board

Bruce J. Nicholson                                     Director, President & CEO

Richard E. Beumer                                      Director
Jacobs Engineering Group, Inc.
501 N. Broadway
St. Louis, Missouri 63102

Dr. Addie J. Butler                                    Director
Community College of Philadelphia
1700 Spring Garden Street
Philadelphia, Pennsylvania 19130

Gary J. Greenfield                                     Director
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, Wisconsin 53226

Robert H. Hoffman                                      Director
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 37208
North Mankato, Minnesota 56002-3728

James M. Hushagen                                      Director
Eisenhower & Carlson, PLLC
1201 Pacific Avenue, Suite 1200
Edgewood, Washington  98402-4395

Richard C. Kessler                                     Director
The Kessler Enterprise, Inc.
7380 Sand Lake Road, Suite 120
Orlando, Florida 32819

Richard C. Lundell                                     Director
7341 Dogwood
Excelsior, Minnesota  55331

John P. McDaniel                                       Director
MedStar Health
5565 Sterrett Place
Columbia, Maryland  21044

Paul W. Middeke                                        Director
Lutheran High School Association
  of St. Louis
5401 Lucas & Harriet Road, Suite 103
St. Louis, Missouri  63121

Robert B. Peregrine                                    Director
Peregrine & Roth, S.C.
633 W. Wisconsin Avenue, Suite 1300
Milwaukee, Wisconsin 53203-1960

Paul D. Schrage                                        Director
42237 N. 112th Place
Scottsdale, Arizona  85262

Dr. Kurt M. Senske                                     Director
Lutheran Social Services
8305 Cross Park Drive
Austin, Texas  78754-5154

Dr. Albert Siu                                         Director
23 North Gate Road
Mendham, New Jersey 07945

Adrian M. Tocklin                                      Director
4961 Bacopa Lane, Suite 801
St. Petersburg, Florida  33715

Roger G. Wheeler                                       Director
6109 West 104th Street
Bloomington, Minnesota 55438

Rev. Thomas R. Zehnder                                 Director
6308 Chiswick Park
Williamsburg, Virginia 23188-6368

Jon M. Stellmacher                                     Executive Vice President, Financial Services Operations
4321 North Ballard Road
Appleton, Wisconsin  54919

Lawrence Stranghoener                                  Executive Vice President & Chief Financial Officer

Woodrow E. Eno, Esq.                                   Senior Vice President, General Counsel and Secretary

Jennifer H. Martin                                     Senior Vice President, Corporate Administration

Pamela J. Moret                                        Senior Vice President, Marketing and Products

Frederick A. Ohlde                                     Senior Vice President, Fraternal Operations
4321 North Ballard Road
Appleton, Wisconsin  54919

James A. Thomsen                                       Senior Vice President, Field Distribution

Larry A. Robbins                                       Senior Vice President and Chief Information Officer

James H. Abitz                                         Senior Vice President and Chief Investment Officer

Randall L. Boushek                                     Senior Vice President and Treasurer, Finance

Robert G. Same                                         Vice President, Compliance
222 W. College Avenue
Appleton, Wisconsin  54919

Item 29. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor.   The Depositor is a fraternal benefit society organized under the laws of the
State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities except
Thrivent Property & Casualty Insurance Agency, Inc.

Thrivent Financial Entities                           Primary Business                                    State of Incorporation
---------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans                      Fraternal benefit society offering financial services     Wisconsin
                                                      and products

    Thrivent Financial Holdings, Inc.                 Holding Company with no independent operations            Delaware

         Thrivent Financial Bank                      Federally chartered bank                                  Federal Charter

         Thrivent Investment Management Inc.          Broker-dealer and investment adviser                      Delaware

         North Meadows Investment Ltd.                Organized for the purpose of holding and investing in     Wisconsin
                                                      real estate

         AAL Service Organization, Inc.               Organized for the purpose of owning bank account          Wisconsin
                                                      withdrawal authorizations

         Lutheran Brotherhood Variable                Life insurance company                                    Minnesota
         Insurance Products Company

         Thrivent Financial Investor Services Inc.    Transfer agent for The Lutheran Brotherhood Family of     Pennsylvania
                                                      Funds

         Thrivent Property & Casualty                 Auto and homeowners insurance company                     Minnesota
         Insurance Agency, Inc.

Item 30. Indemnification

Section 33 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement; Section 4.01 of the LB Series Fund, Inc.
First Amended and Restated Bylaws;  and Section Eight of Thrivent Investment Mgt.'s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between LB Series Fund, Inc. and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees)
harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

a.         Other Activity.  Thrivent Investment Mgt., the principal underwriter of the contracts, is also the distributor and investment adviser of The AAL Mutual Funds and The Lutheran Brotherhood Family of Funds

b.         Management.  The directors and principal officers of Thrivent Investment Mgt. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal                                        Positions and Offices
Business Address                                          with Underwriter
--------------------------------------------------------------------------------
John O. Gilbert                                           Director and Chairman

Bruce J. Nicholson                                        Director and President

Jon M. Stellmacher                                        Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Lawrence W. Stranghoener                                  Director and Senior Vice President

Woodrow E. Eno                                            Director, Senior Vice President and Secretary

Pamela J. Moret                                           Director and Senior Vice President

James A. Thomsen                                          Director and Senior Vice President

James H. Abitz                                            Senior Vice President and Chief Investment Officer
222 West College Ave.
Appleton, Wisconsin 54919-0007

Doug Ahrenstorff                                          Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Craig T. Britton                                          Vice President

David C. Francis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Charles D. Gariboldi                                      Vice President

Michael J. Haglin                                         Vice President

Frederick P. Johnson                                      Vice President

Jeffrey R. Kargus                                         Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Richard J. Kleven                                         Vice President

Katie S. Kloster                                          Vice President

Gwen L. Kuhrt                                             Vice President

Marnie Loomans-Theucks                                    Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Michael J. Mevis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Douglas B. Miller                                         Vice President

Thomas R. Mischka                                         Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

James E. Nelson                                           Vice President and Assistant Secretary

Brenda J. Pederson                                        Vice President

Reginald L. Pfeifer                                       Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Brian W. Picard                                           Vice President and Deputy Chief Compliance Officer
222 West College Ave.
Appleton, Wisconsin 54919-0007

Richard B.  Ruckdashel                                    Vice President

Robert C. Same                                            Vice President and Chief Compliance Officer
222 West College Ave.
Appleton, Wisconsin
54919-007

Thomas C. Schinke                                         Vice President

Nikki L. Sorum                                            Vice President

Bryan K. Stoltenberg                                      Vice President

Terry W. Timm                                             Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

David L. Westmark                                         Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Anita J.T. Young                                          Vice President

Brett L. Agnew                                            Assistant Secretary

Marlene J. Nogle                                          Assistant Secretary

John C. Bjork                                             Assistant Secretary

Peter E. Schifsky                                         Assistant Secretary

c.  Compensation from Registrant.  Not applicable.

Item 32. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis,
Minnesota 55415; 4321 North Ballard Road, Appleton, Wisconsin 54919; and 222 West College Avenue, Appleton, Wisconsin 54911.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement,
File Number 333-76152, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

                                                             SIGNATURES

Pursuant to the  requirements  of the  Securities  Act of 1933 and the  Investment  Company Act of 1940, as amended,  the Registrant certifies that it meets the  requirements of Securities Act Rule 485(b) for  effectiveness  of this  Registration  Statement and has duly caused this amendment to the  Registration  Statement to be signed on its behalf by the undersigned,  duly  authorized,  in the
City of Minneapolis and State of Minnesota on the 28th day of April, 2003.

                                                                                   LB VARIABLE INSURANCE ACCOUNT I
                                                                                              (Registrant)

                                                                                   By THRIVENT FINANCIAL FOR LUTHERANS
                                                                                             (Depositor)

                                                                                   By                  *
                                                                                       --------------------------------------------
                                                                                       Bruce J. Nicholson, President
                                                                                       and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of
Minnesota on the 28th day of April, 2003 .

                                                                                    THRIVENT FINANCIAL FOR LUTHERANS
                                                                                             (Depositor)

                                                                                   By                  *
                                                                                       --------------------------------------------
                                                                                       Bruce J. Nicholson, President
                                                                                       and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 2003.

                   *                                President and Chief Executive Officer
     ------------------------------------------     (Chief Executive Officer)
     Bruce J. Nicholson

                   *                                Executive Vice President and Chief Financial Officer
     ------------------------------------------     (Principal Financial Officer )
     Lawrence W. Stranghoener

                 *                                  Senior Vice President and Treasurer, Finance
     ------------------------------------------     (Principal Accounting Officer)
     Randall L. Boushek

A Majority of the Board of Directors:*

    Richard E. Beumer                              Paul W. Middeke
    Dr. Addie J. Butler                            Bruce J. Nicholson
    John O. Gilbert                                Robert B. Peregrine
    Gary J. Greenfield                             Paul D. Schrage
    Robert H. Hoffman                              Dr. Kurt M. Senske
    James M. Hushagen                              Dr. Albert Siu
    Richard C. Kessler                             Adrian M. Tocklin
    Richard C. Lundell                             Roger G. Wheeler
    John P. McDaniel                               Rev. Thomas R. Zehnder

* John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent for Lutherans pursuant to a power of attorney duly executed by such persons.

                                                                                   By:  /s/ John C. Bjork
                                                                                       --------------------------------------------
                                                                                       John C. Bjork, Attorney-in-Fact

                                                  LB VARIABLE INSURANCE ACCOUNT I
                                                         INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 27 of Part C for exhibits not listed below.

Exhibit
Number                         Name of Exhibit
-------------                  --------------------------

k                              Opinion & Consent of Counsel
n(i)                           Consent of Ernst & Young LLP
n(ii)                          Consent of PricewaterhouseCoopers LLP